UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
Rule 14a-101
INFORMATION REQUIRED IN PROXY STATEMENT
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YOU ON DEMAND HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)
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YOU ON DEMAND HOLDINGS, INC.
[           ], 2015
Dear Stockholder:
You are invited to attend YOU On Demand Holdings, Inc.’s (the “Company”) Annual Meeting of Stockholders on December 21, 2015, at 10:00 AM, local time (PRC Time), at Office Park, Tower A, Suite 2603, 10 Jintong West Road, Chaoyang District, Beijing 100020, China. Registration will begin at 9:30 AM, local time (PRC Time).
Details of the business to be conducted at the Annual Meeting are included in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.
Whether or not you plan to attend in person, your vote is important and you are encouraged to vote promptly. If you received a paper copy of the proxy card by mail, you may sign, date and return the proxy card in the enclosed envelope. If you attend the Annual Meeting, you may revoke your proxy and vote in person.
Very truly yours,

Xuesong Song
Executive Chairman

YOU ON DEMAND HOLDINGS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 21, 2015
[           ], 2015
TO THE STOCKHOLDERS OF YOU ON DEMAND HOLDINGS, INC.:
You are cordially invited to attend the annual meeting of stockholders of YOU On Demand Holdings, Inc., a Nevada corporation (the “Company”), to be held on December 21, 2015, at 10:00 AM, local time (PRC Time), at Office Park, Tower A, Suite 2603, 10 Jintong West Road, Chaoyang District, Beijing 100020, China. At this year’s annual meeting, we are asking stockholders to:
(1)
Elect the five directors named in the attached Proxy Statement to serve for one-year term to expire at the 2016 annual meeting of stockholders or until their respective successors are duly elected and qualified, as follows:

(a)
four directors, including, Shane McMahon, James S. Cassano, Jin Shi and Arthur Wong to be elected by the holders of the Company’s common stock, Series A preferred stock and Series E preferred stock, voting together as a single class; and

(b)
one director, Xuesong Song, to be elected by the holders of the Company’s Series E preferred stock, voting as a separate class;

(2)
Approve (i) the issuance of 4,545,454 shares of our common stock for a purchase price of  $2.20 per share, 2-year warrants to acquire an additional 1,818,182 shares of our common stock, at an exercise price of  $2.75 per share, and 9,208,860 shares of our common stock, to Beijing Sun Seven Stars Culture Development Limited, a PRC company (“SSS”), and (ii) the issuance of up to 15,000,000 shares of our common stock (5,000,000 shares of our common stock for each of 2016, 2017 and 2018) to Tianjin Enternet Network Technology Limited, a PRC Company (“Tianjin”), an affiliate of SSS, and (iii) the potential change in control of the Company that could result due to such issuances.

(3)
Ratify the appointment of KPMG Huazhen (Special General Partnership) as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2015; and

(4)
Transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

This notice of meeting, Proxy Statement, proxy card and copy of the Annual Report to Stockholders for the year ended December 31, 2014 are being distributed on or about [           ], 2015. The foregoing items of business are more fully described in the attached Proxy Statement. Stockholders of record at the close of business on November 24, 2015, the record date, are entitled to notice of and to vote at the annual meeting and any adjournment thereof.
BY ORDER OF THE BOARD OF DIRECTORS

Xuesong Song
Executive Chairman

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIAL FOR THE ANNUAL MEETING TO BE HELD ON DECEMBER 21, 2015
The Notice of Meeting, Proxy Statement, Proxy Card and Annual Report are available on the internet at: www.proxyvote.com
YOU ON DEMAND HOLDINGS, INC.
375 Greenwich Street, Suite 516,
New York, New York 10013
PROXY STATEMENT
2015 ANNUAL MEETING OF STOCKHOLDERS
This Proxy Statement and accompanying proxy was first mailed to stockholders on or about [         ], 2015, in connection with the solicitation of proxies by the Board of Directors (“Board”) of YOU On Demand Holdings, Inc., a Nevada corporation (“we,” “us,” the “Company” or “YOU On Demand”), for use at the annual meeting of stockholders to be held on December 21, 2015, at 10:00 AM, local time (PRC Time), at Office Park, Tower A, Suite 2603, 10 Jintong West Road, Chaoyang District, Beijing 100020, China, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders (the “Annual Meeting”). Our telephone number at our principal executive offices is (212) 206-1216.
INFORMATION CONCERNING SOLICITATION AND VOTING
Record Date and Share Ownership
Stockholders of record at the close of business on November 24, 2015, which date is referred to herein as the record date, are entitled to notice of and to vote at the Annual Meeting. As of the record date: [         ] shares of our common stock, par value $0.001 per share (“Common Stock”) were issued and outstanding and held of record by approximately [         ] stockholders of record, with each of those shares being entitled to one (1) vote; [         ] shares of our Series A preferred stock, par value $0.001 per share (“Series A Preferred Stock”) were issued and outstanding and held of record by [         ] stockholders of record, with the holders thereof being entitled to ten (10) votes for each share of Common Stock that is issuable upon conversion of a share of Series A Preferred Stock; and [         ] shares of our Series E preferred stock, par value $0.001 per share (“Series E Preferred Stock”) were issued and outstanding and held of record by approximately [         ] stockholders of record, with the holders thereof being entitled to the number of votes equal to the lesser of  (i) the number of whole shares of Common Stock into which such shares of Series E Preferred Stock are convertible at November 24, 2015, the record date, and (ii) the number of whole shares of Common Stock issuable based on the conversion price of  $3.03, the closing trading price of the Company’s Common Stock as of the end of the trading day immediately preceding the closing date of the financing contemplated by certain Series E Preferred Stock Purchase Agreement by and among the Company, C Media Limited and certain other purchasers, dated January 31, 2014.
A list of these stockholders will be available for inspection during ordinary business hours at our principal executive offices, at 372 Greenwich Street, Suite 516, New York, New York 10013 for at least ten days prior to the annual meeting. The list will also be available for inspection at the annual meeting.
Voting, Solicitation and Revocability of Proxy
Registered stockholders can vote by mail. If your shares are held in the name of a bank, broker or other nominee, follow the voting instructions on the form you receive from your bank, broker or other nominee.
In order to ensure that your vote is counted, please return your proxy card, properly signed, and the shares represented will be voted in accordance with your directions. You can specify your choices by marking the appropriate boxes on the proxy card. If your proxy card is signed and returned without specifying choices, the shares will be voted in line with the Board’s recommendations for Proposals 1, 2 and 3.

You may revoke your proxy at any time before it is voted at the Annual Meeting by executing a later-voted proxy by mail, by voting by ballot at the Annual Meeting, or by providing written notice of the revocation to our Secretary at our principal executive offices.
IMPORTANT:   All stockholders are cordially invited to attend the annual meeting in person. To assure your representation at the annual meeting, you are urged to vote your shares by signing and returning the enclosed proxy card as promptly as possible in the enclosed self-addressed envelope. Any stockholder attending the annual meeting may vote in person even if he or she returned a proxy. However, if a stockholder’s shares are held of record by a broker, bank or other nominee and the stockholder wishes to vote at the annual meeting, the stockholder must obtain from the record holder a proxy issued in his or her name.
Your vote is important. Accordingly, regardless of whether you plan to attend the Annual Meeting, you are urged to vote by signing and returning the accompanying proxy card.
Attendance at the Annual Meeting is generally limited to our stockholders and their authorized representatives. All stockholders must bring an acceptable form of identification, such as a driver’s license, in order to attend the Annual Meeting in person. In addition, if you hold stock in “street name” and would like to attend the Annual Meeting, you will need to bring an account statement or other acceptable evidence of ownership of shares as of the close of business on the record date, however, those who hold shares in “street name” cannot vote their shares at the meeting. If your shares are held in “street name” in a brokerage account by a bank, broker or by another nominee, you are considered the “beneficial owner” of those shares. As the beneficial owner of those shares, you have the right to direct your broker, bank or nominee how to vote and you also are invited to attend the Annual Meeting. However, because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a legal proxy from the bank, broker, or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting.
If you do attend, you may vote by ballot at the Annual Meeting, thereby canceling any proxy previously given. However, attendance at the Annual Meeting will not revoke a proxy unless you actually vote in person at the Annual Meeting.
In the event that any matter not described in this Proxy Statement properly comes before the Annual Meeting, the proxy holders named in the accompanying proxy will vote the shares represented by the proxy in their discretion. As of the date of this Proxy Statement, we are not aware of any other matter that might be presented at the Annual Meeting.
The presence in person or by proxy of the holders of the Common stock, the Series A Preferred Stock and the Series E preferred Stock entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting is necessary to constitute a quorum. If, however, such quorum shall not be present or represented at the Annual Meeting, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.
Assuming a quorum is present, under Nevada law, and our Articles of Incorporation, as amended, and Second Amended and Restated Bylaws, as amended (the “Bylaws”), with respect to Proposal 1(a) and 1(b) directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that for Proposal 1(a) the four (4) candidates receiving the highest number of affirmative votes of the issued and outstanding Common Stock, Series A Preferred Stock and Series E Preferred Stock, voting together as a single class on an as-converted basis at the Annual Meeting and for Proposal 1 (b) the one receiving the highest number of affirmative votes of the issued and outstanding Series E Preferred Stock, voting together as a separate class, will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the shareholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality. With respect to Proposal 2 and Proposal 3, the affirmative vote of the holders of at least a majority of the votes of the shares present in person or represented by proxy at the Annual Meeting is required to approve Proposal 2 and Proposal 3.
The inspector of election appointed for the Annual Meeting will determine the existence of a quorum and will tabulate the votes cast at the Annual Meeting. For purposes of determining the presence of a quorum, abstentions and broker “non-votes” (shares held by a bank, broker or other nominee that does not have the authority, either express or discretionary, to vote on a particular matter) will be counted by us as present at the Annual Meeting. Abstentions and broker non-votes, however, do not technically constitute a “vote cast” (affirmatively or negatively) on any matter and thus will be disregarded in the calculation of votes cast and whether stockholder approval of the matter has been obtained. Therefore, an abstention or broker non-vote will not have the effect of a vote for or against the proposal and will not be counted in determining the number of votes required for approval, though they will be counted as present at the Annual Meeting in determining the presence of a quorum.
Under the NASDAQ rules regulating banks, brokers or other nominees and under applicable rules of the U.S. Securities and Exchange Commission, or the Commission, brokers, banks or other nominees that have not received voting instructions from a customer ten days prior to the meeting date may only vote the customer’s shares in discretion of the bank, broker or other nominee on proposals regarding “routine” matters, which in most cases includes the ratification of the appointment of the independent registered public accounting firm. However, without your specific instructions, your bank, broker, or other nominee may not vote your shares in the election of directors.
The cost of soliciting proxies will be borne by us. In addition to the solicitation of proxies by mail, we may utilize some of the officers and employees (who will receive no compensation in addition to their regular salaries), to solicit proxies personally and by telephone. Currently, we do not intend to retain a solicitation firm to assist in the solicitation of proxies. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy materials to their principals and to request authority for the execution of proxies and will reimburse such persons for their expenses in so doing.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING
PROPOSAL NO. 1:

ELECTION OF DIRECTORS
General
Our Board consists of one class of directors, which currently includes seven members: Xuesong Song, Shane McMahon, Weicheng Liu, James Cassano, Clifford Higgerson, Jin Shi and Arthur Wong. Effective upon the Annual Meeting, our board will consist of five members. Each director serves from the date of his election until the end of his term and until his successor is elected and qualified.
Five of the seven directors listed above have been nominated as candidates for election as directors, as follows:
Proposal 1(a):   Four directors, including, Shane McMahon, James S. Cassano, Jin Shi and Arthur Wong, to be elected by the holders of the Company’s Common Stock, Series A Preferred Stock and Series E Preferred Stock, voting together as a single class.
Proposal 1(b):   One director, Xuesong Song, to be elected by the holders of the Company’s Series E Preferred Stock, voting as a separate class.
If elected, the directors will hold office until the next annual meeting and until their respective successor is elected and qualified. Unless authority is withheld, the proxies solicited by the board of directors will be voted “FOR” the election of the nominee. In case the nominee becomes unavailable for election to the board of directors, an event that is not anticipated, the persons named as proxies, or their substitutes, will have full discretion and authority to vote or refrain from voting for any other candidate in accordance with their judgment.
The following paragraphs set forth information regarding the current ages, positions, and business experience of the nominees.
Board Nominees
Xuesong Song
Director Since: July 2013 Age: 47
Mr. Song was appointed as our Executive Chairman in February 2014 and as a member of our Board of Directors on July 5, 2013. Mr. Song currently serves as the chairman of the board of directors and chief executive officer of C Media Limited and the chairman of the board of directors and chief financial officer of China Growth Equity Investment Ltd., positions he has held since the company’s inception in January 2010. From May 2006 through January 2009, Mr. Song served as the chairman of ChinaGrowth North Acquisition Corporation, a special purpose acquisition company, which acquired UIB Group Limited in January 2009, the second largest insurance brokerage firm in China. Following the acquisition, Mr. Song served as a director of UIB Group Limited from January 2009 through May 2010. From May 2006 through January 2009, Mr. Song also served as the executive vice president of business development and a director of the board of ChinaGrowth South Acquisition Corporation, a special purpose acquisition company, which acquired Olympia Media Holdings Ltd. in January 2009, the largest privately owned newspaper aggregator and operator in China. Mr. Song has been a principal of Chum Capital Group Limited since August 2001, a merchant banking firm that invests in growth Chinese companies and advises them in financings, mergers & acquisitions and restructurings, and chief executive officer of Beijing Chum Investment Co., Ltd. since December 2001. From April 2005 to May 2010, Mr. Song served as the chairman and chief executive officer of Shanghai Jinqiaotong Enterprise Developments Corporation Ltd., a direct investment company. Mr. Song has also served as a director of Mobile Vision Communication Ltd. since July 2004. Mr. Song received his M.B.A. from Oklahoma City/Tianjin Program and an Associate’s Degree in electrical engineering from Civil Aviation University of China.

Mr. Song has significant senior executive experience including roles as Chairman and Chief Executive Officers of various companies and provides the Board with financial and strategic planning expertise. In light of our business and structure, Mr. Song’s extensive executive experience led us to the conclusion that he should serve as a director of our Company.
Shane McMahon
Director Since: July 2010 Age: 45
Mr. McMahon has served as our Chairman since July 30, 2010. Prior to joining us, from 2000 to December 31, 2009, Mr. McMahon served in various executive level positions with World Wrestling Entertainment, Inc. (NYSE: WWE). Mr. McMahon has significant marketing and promotion experience and has been instrumental in exploiting pay-per-view and video on demand programming on a global basis. Mr. McMahon also sits on the Boards of Directors of International Sports Management (USA) Inc., a Delaware corporation, and Global Power of Literacy, a New York not-for-profit corporation.
Mr. McMahon has significant marketing and promotion experience and has been instrumental in exploiting pay-per-view programming on a global basis. In light of our business and structure, Mr. McMahon’s extensive executive and industry experience led us to the conclusion that he should serve as a director of our Company.
James S. Cassano*
Director Since: January 2008 Age: 67
Mr. Cassano was appointed as director of the Company effective as of January 11, 2008. Mr. Cassano is currently a Partner & Chief Financial Officer of CoActive Health Solutions, LLC, a worldwide contract research organization, supporting the pharmaceutical and biotechnology industries. Mr. Cassano has served as executive vice president, chief financial officer, secretary and director of Jaguar Acquisition Corporation a Delaware corporation (OTCBB: JGAC), a blank check company, since its formation in June 2005. Mr. Cassano has served as a managing director of Katalyst LLC, a company which provides certain administrative services to Jaguar Acquisition Corporation, since January 2005. In June 1998, Mr. Cassano founded New Forum Publishers, an electronic publisher of educational material for secondary schools, and served as its chairman of the Board and chief executive officer until it was sold to Apex Learning, Inc., a company controlled by Warburg Pincus, in August 2003. He remained with Apex until November 2003 in transition as vice president business development and served as a consultant to the company through February 2004. In June 1995, Mr. Cassano co-founded Advantix, Inc., a high volume electronic ticketing software and transaction services company which handled event related client and customer payments, that was renamed Tickets.com and went public through an IPO in 1999. From March 1987 to June 1995, Mr. Cassano served as senior vice president and chief financial officer of the Hill Group, Inc., a privately-held engineering and consulting organization, and from February 1986 to March 1987, Mr. Cassano served as vice president of investments and acquisitions for Safeguard Scientifics, Inc., a public venture development company. From May 1973 to February 1986, Mr. Cassano served as partner and director of strategic management services (Europe) for the strategic management group of Hay Associates. Mr. Cassano received a B.S. in Aeronautics and Astronautics from Purdue University and an M.B.A. from Wharton Graduate School at the University of Pennsylvania. Mr. Cassano’s extensive executive experience, as noted above, along with his educational background, led us to the conclusion that he should serve as a director of our Company, in light of our business and structure.
Mr. Cassano has significant senior management experience, including service as chief executive officer, executive vice president, chief financial officer, secretary and director. In light of our business and structure, Mr. Cassano’s extensive executive experience and his educational background led us to the conclusion that he should serve as a director of our Company.

*
Indicates Independent Director/Nominee.

Jin Shi*
Director Since: February 2014 Age: 46
Mr. Shi was appointed as director of the Company in February 2014. Mr. Shi has been a managing partner of Chum Capital Group Limited since 2007, a merchant banking firm that invests in Chinese growth companies and advises them on financings, mergers & acquisitions and restructurings. From 2011 through 2013, Mr. Shi served as the chief executive officer and a director on the board of China Growth Equity Investment Limited, which acquired Pingtan Marine Enterprise Limited in February 2013. From 2010 through 2011, he served as the vice-chairman and a director of the board of China Growth Equity Investment Limited. From 2006 through 2009, Mr. Shi served as the chief executive officer and a director of the board of ChinaGrowth North Acquisition Corporation, which acquired UIB Group Limited in January 2009, the second largest insurance brokerage firm in China. From 2006 through 2009, Mr. Shi also served as the chief financial officer and a director of the board of ChinaGrowth South Acquisition Corporation, which acquired Olympia Media Holdings Ltd. in January 2009, the largest privately-owned newspaper aggregator and operator in China. Mr. Shi has also been the chairman of Shanghai RayChem Industries Co., Ltd., a research & development based active pharmaceutical ingredient producer, since he founded the company in 2005. Mr. Shi is also the president of PharmaSource Inc., a company he founded in 1997. Mr. Shi received an EMBA from Guanghua School of Management, Peking University and a BS degree in Chemical Engineering from Tianjin University.
Mr. Shi provides our Board with significant executive-level leadership expertise as well as extensive experience as directors of various companies. In light of our business and structure, Mr. Shi’s business experience and education background led us to the conclusion that he should serve as a director of our Company.
Arthur Wong*
Director Since: February 2014 Age: 55
Mr. Wong was appointed as director of the Company on January 31, 2014. Mr. Wong is CFO of Beijing Radio Cultural Transmission Company Limited (“Beijing Radio”). Prior to joining Beijing Radio, Mr. Wong served as CFO of Shanghai GreenTree Inns Hotel Management Group, Shanghai Nobao Renewable Energy and Henan Asia New-Energy. From 1982 to 2008, Mr. Wong spent 26 years at Deloitte, including in Hong Kong, San Jose and Beijing holding several positions including TMT (Technology, Media, Telecom) leader for northern China, national media sector leader and audit leader for northern China. In addition to his role at Beijing Radio, Mr. Wong serves as a board member and chairperson of the audit committee of the following companies: VisionChina Media Inc. (NASDAQ: VISN), China Automotive Systems, Inc. (NASDAQ: CAAS), Daqo New Energy Corp. (NYSE: DQ) Sky Solar Holdings, Ltd. (NASDAQ:SKYS), China Maple Leaf Education Systems Limited (HKSE: 1317), Petro-king Oilfield Services Limited (SEHK: 2178). Mr. Wong serves as a board member and chairperson of the compensation committee of Xueda Education Group (NYSE:XUE). Mr. Wong is a member of the American Institute of Certified Public Accountants, the Hong Kong Institute of Certified Public Accountants and the Chartered Association of Certified Accountants. Mr. Wong holds a Bachelor of Science in Applied Economics from University of San Francisco and a Higher Diploma of Accountancy from The Hong Kong Polytechnic University. Mr. Wong has an in-depth understanding of the preparation and analysis of financial statements, and is considered an “audit committee financial expert” under SEC rules, based on his lengthy experience as a certified public accountant practicing public accounting. In light of our business and structure, Mr. Wong’s extensive accounting and financial knowledge is an invaluable asset to the Board in its oversight of the integrity of our financial statements, the financial reporting process and our system of internal controls, which led us to the conclusion that he should serve as a director of our Company.
Except as noted above, the above persons do not hold any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act.

*
Indicates Independent Director/Nominee.

Vote Required
The election of the nominees listed in Proposal 1(a) requires a plurality of the issued and outstanding Common Stock, Series A Preferred Stock and Series E Preferred Stock, entitled to vote and voting together as a single class on an as-converted basis at the Annual Meeting vote “FOR” the proposal.
The election of the nominees listed in Proposal 1(b) requires a plurality of the issued and outstanding Series E Preferred Stock, entitled to vote and voting together as a separate class at the Annual Meeting vote “FOR” the proposal.
Recommendation of Our Board
Our Board recommends that the Company’s stockholders vote FOR the election of the nominees listed in Proposal 1(a) and Proposal 1(b) above.

CORPORATE GOVERNANCE
Director Independence
In considering and making decisions as to the independence of each of the directors of the Company, the Board considered transactions and relationships between the Company (and its subsidiaries) and each director (and each member of such director’s immediate family and any entity with which the director or family member has an affiliation such that the director or family member may have a material indirect interest in a transaction or relationship with such entity). The Board has determined that James Cassano, Jin Shi and Arthur Wong are independent as defined in applicable SEC and NASDAQ rules and regulations, and that each constitutes an “Independent Director” as defined in NASDAQ Listing Rule 5605.
Board Leadership Structure and Corporate Governance
Our current corporate governance practices and policies are designed to promote shareholder value and we are committed to the highest standards of corporate ethics and diligent compliance with financial accounting and reporting rules. Our Board provides independent leadership in the exercise of its responsibilities. Our management oversees a system of internal controls and compliance with corporate policies and applicable laws and regulations, and our employees operate in a climate of responsibility, candor and integrity.
Corporate Governance Guidelines
We and our Board are committed to high standards of corporate governance as an important component in building and maintaining shareholder value. To this end, we regularly review our corporate governance policies and practices to ensure that they are consistent with the high standards of other companies. We also closely monitor guidance issued or proposed by the SEC and the provisions of the Sarbanes-Oxley Act, as well as the emerging best practices of other companies. The current corporate governance guidelines are available on the Company’s website http://corporate.yod.com. Printed copies of our corporate governance guidelines may be obtained, without charge, by contacting our Corporate Secretary at Office Park, Tower A, Suite 2603, 10 Jintong West Road, Chaoyang District, Beijing 100020, China.
The Board and Committees of the Board
The Company is governed by the Board that currently consists of seven members: Xuesong Song, Shane McMahon, Weicheng Liu, James Cassano, Clifford Higgerson, Jin Shi and Arthur Wong. Effective upon the Annual Meeting, our Board will consist of only five members, Messrs. Liu and Higgerson are not nominated for reelection to the Board. The Board has established three Committees: the Audit Committee, the Compensation Committee and the Governance and Nominating Committee. Each of the Audit Committee, Compensation Committee and Governance and Nominating Committee are comprised entirely of independent directors. From time to time, the Board may establish other committees. The Board has adopted a written charter for each of the Committees which are available on the Company’s website http://corporate.yod.com. Printed copies of these charters may be obtained, without charge, by contacting our Corporate Secretary at Office Park, Tower A, Suite 2603, 10 Jintong West Road, Chaoyang District, Beijing 100020, China.
Governance Structure
Our Board of Directors is responsible for corporate governance in compliance with reporting laws and for representing the interests of our shareholders. The Board is currently composed of seven members, four of whom are considered independent, non-executive directors. Details on Board membership, oversight and activity are reported below.
We encourage our shareholders to learn more about our Company’s governance practices at our website, http://corporate.yod.com.

Audit Committee
Our Audit Committee currently consists of James Cassano, Clifford Higgerson and Arthur Wong with Mr. Wong acting as Chair. The Audit Committee oversees our accounting and financial reporting processes and the audits of the financial statements of our company. Mr. Cassano and Mr. Wong serve as our Audit Committee financial experts as that term is defined by the applicable SEC rules. The Audit Committee is responsible for, among other things:
•
selecting our independent auditors and pre-approving all auditing and non-auditing services permitted to be performed by our independent auditors;

•
reviewing with our independent auditors any audit problems or difficulties and management’s response;

•
reviewing and approving all proposed related-party transactions, as defined in Item 404 of Regulation S-K under the Securities Act of 1933, as amended;

•
discussing the annual audited financial statements with management and our independent auditors;

•
reviewing major issues as to the adequacy of our internal controls and any special audit steps adopted in light of significant internal control deficiencies;

•
annually reviewing and reassessing the adequacy of our Audit Committee charter;

•
overseeing the work of our independent auditor, including resolution of disagreements between management and the independent auditor regarding financial reporting;

•
reporting regularly to and reviewing with the full Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the performance and independence of the independent auditors and any other matters that the Audit Committee deems appropriate or is requested to review for the benefit of the Board.

The Audit Committee may engage independent counsel and such other advisors it deems necessary to carry out its responsibilities and powers, and, if such counsel or other advisors are engaged, shall determine the compensation or fees payable to such counsel or other advisors. The Audit Committee may form and delegate authority to subcommittees consisting of one or more of its members as the Audit Committee deems appropriate to carry out its responsibilities and exercise its powers.
We intend to appoint Jin Shi to the Audit Committee immediately following the Annual Meeting.
Compensation Committee
Our Compensation Committee currently consists of Jin Shi, Clifford Higgerson and James Cassano with Mr. Shi acting as Chair. Our Compensation Committee assists the Board in reviewing and approving the compensation structure of our directors and executive officers, including all forms of compensation to be provided to our directors and executive officers. The Compensation Committee is responsible for, among other things:
•
reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer, evaluating the performance of our chief executive officer in light of those goals and objectives, and setting the compensation level of our chief executive officer based on this evaluation;

•
reviewing and making recommendations to the Board with regard to the compensation of other executive officers;

•
reviewing and making recommendations to the Board with respect to the compensation of our directors; and

•
reviewing and making recommendations to the Board regarding all incentive-based compensation plans and equity-based plans.

The Compensation Committee has sole authority to retain and terminate any consulting firm or other outside advisor to assist the committee in the evaluation of director, chief executive officer or senior executive compensation and other compensation-related matters, including sole authority to approve the firms’ fees and other retention terms. The Compensation Committee may also form and delegate authority to subcommittees consisting of one or more members of the Compensation Committee.
Governance and Nominating Committee
Our Governance and Nominating Committee currently consists of Arthur Wong, Clifford Higgerson and Jin Shi with Mr. Higgerson acting as Chair. The Governance and Nominating Committee assists the Board of Directors in identifying individuals qualified to become our directors and in determining the composition of the Board and its committees. The Governance and Nominating Committee is responsible for, among other things:
•
identifying and recommending to the Board nominees for election or re-election to the Board, or for appointment to fill any vacancy;

•
selecting directors for appointment to committees of the Board; and

•
overseeing annual evaluation of the Board and its committees for the prior fiscal year.

The Governance and Nominating Committee has sole authority to retain and terminate retain and terminate any search firm that is to be used by the Company to assist in identifying director candidates, including sole authority to approve the firms’ fees and other retention terms. The Governance and Nominating Committee may also form and delegate authority to subcommittees consisting of one or more members of the Governance and Nominating Committee.
We intend for Mr. Shi to act as Chair of our Governance and Nominating Committee immediately following the Annual Meeting.
Director Qualifications
Directors are responsible for overseeing the Company’s business consistent with their fiduciary duty to shareholders. This significant responsibility requires highly-skilled individuals with various qualities, attributes and professional experience. The Board believes that there are general requirements for service on the Company’s Board of Directors that are applicable to all directors and that there are other skills and experience that should be represented on the Board as a whole but not necessarily by each director. The Board and the Governance and Nominating Committee of the Board consider the qualifications of directors and director candidates individually and in the broader context of the Board’s overall composition and the Company’s current and future needs.
Qualifications for All Directors
In its assessment of each potential director candidate, including those recommended by shareholders, the Governance and Nominating Committee considers the nominee’s judgment, integrity, experience, independence, understanding of the Company’s business or other related industries and such other factors the Governance and Nominating Committee determines are pertinent in light of the current needs of the Board. The Governance and Nominating Committee also takes into account the ability of a director to devote the time and effort necessary to fulfill his or her responsibilities to the Company.
The Board and the Governance and Nominating Committee require that each director be a recognized person of high integrity with a proven record of success in his or her field. Each director must demonstrate innovative thinking, familiarity with and respect for corporate governance requirements and practices, an appreciation of multiple cultures and a commitment to sustainability and to dealing responsibly with social issues. In addition to the qualifications required of all directors, the Board assesses intangible qualities including the individual’s ability to ask difficult questions and, simultaneously, to work collegially.
The Board does not have a specific diversity policy, but considers diversity of race, ethnicity, gender, age, cultural background and professional experiences in evaluating candidates for Board membership. Diversity is important because a variety of points of view contribute to a more effective decision-making process.

Qualifications, Attributes, Skills and Experience to be Represented on the Board as a Whole
The Board has identified particular qualifications, attributes, skills and experience that are important to be represented on the Board as a whole, in light of the Company’s current needs and business priorities. The Company’s services are performed in areas of future growth located outside of the United States. Accordingly, the Board believes that international experience or specific knowledge of key geographic growth areas and diversity of professional experiences should be represented on the Board. In addition, the Company’s business is multifaceted and involves complex financial transactions. Therefore, the Board believes that the Board should include some directors with a high level of financial literacy and some directors who possess relevant business experience as a Chief Executive Officer or President. Our business involves complex technologies in a highly specialized industry. Therefore, the Board believes that extensive knowledge of the Company’s business and industry should be represented on the Board.
Summary of Qualifications of Current Directors
For a summary of qualifications of current directors, please see the section above entitled “Proposal No. 1: Election of Directors — Board Nominees.”
Board’s Role in Risk Oversight
The Board oversees that the assets of the Company are properly safeguarded, that the appropriate financial and other controls are maintained, and that the Company’s business is conducted wisely and in compliance with applicable laws and regulations and proper governance. Included in these responsibilities is the Board of Directors’ oversight of the various risks facing the Company. In this regard, the Board seeks to understand and oversee critical business risks. The Board does not view risk in isolation. Risks are considered in virtually every business decision and as part of the Company’s business strategy. The Board recognizes that it is neither possible nor prudent to eliminate all risk. Indeed, purposeful and appropriate risk-taking is essential for the Company to be competitive on a global basis and to achieve its objectives.
While the Board oversees risk management, Company management is charged with managing risk. The Company has robust internal processes and a strong internal control environment to identify and manage risks and to communicate with the Board. The Board and the Audit Committee monitor and evaluate the effectiveness of the internal controls and the risk management program at least annually. Management communicates routinely with the Board, Board committees and individual directors on the significant risks identified and how they are being managed. Directors are free to, and indeed often do, communicate directly with senior management.
The Board implements its risk oversight function both as a whole and through Committees. Much of the work is delegated to various Committees, which meet regularly and report back to the full Board. All Committees play significant roles in carrying out the risk oversight function. In particular:
•
The Audit Committee oversees risks related to the Company’s financial statements, the financial reporting process, accounting and legal matters. The Audit Committee members meet separately with representatives of the independent auditing firm.

•
The Compensation Committee evaluates the risks and rewards associated with the Company’s compensation philosophy and programs. The Compensation Committee reviews and approves compensation programs with features that mitigate risk without diminishing the incentive nature of the compensation. Management discusses with the Compensation Committee the procedures that have been put in place to identify and mitigate potential risks in compensation.

Committees and Meeting Attendance
Our Board held 4 meetings and acted 8 times by unanimous written consent in connection with matters related to the fiscal year ended December 31, 2014. Our Board has an Audit Committee, a Compensation Committee and a Governance and Nominating Committee. The Audit Committee held 3 meetings and acted 2 times by unanimous written consent in connection with matters related to the fiscal year ended December 31, 2014. The Compensation Committee and the Governance and Nominating Committee did not hold any meetings during the fiscal year ended December 31, 2014.

During 2014, each member of the Board attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board (held during the period for which such person has been a director) and (ii) the total number of meetings held by all committees of the Board on which such person served (during the periods that such person served). Our Bylaws provide that the Executive Chairman (and in his absence, the Chairman) shall preside at all meetings of our stockholders and the Board. Each director is expected to make reasonable efforts to attend Board meetings, meetings of committees of which such director is a member and the Annual Meetings of Stockholders.
Code of Ethics
Our Board of Directors adopted a code of business conduct and ethics that applies to our directors, officers, employees and advisors, which became effective in January 2015. We have posted a copy of our code of business conduct and ethics on our website at corporate.yod.com.
Communications by Stockholders with Directors
The Chairman of our Board may receive and distribute to our Board, and arrange for responses to, communications from stockholders. Stockholders may communicate with any and all of our directors by transmitting correspondence by mail, facsimile or email, addressed as follows:
c/o Corporate Secretary
Office Park, Tower A, Suite 2603
10 Jintong West Road
Chaoyang District, Beijing 100020, China
Email Address: ir@yod.com
Our Corporate Secretary maintains a log of such communications and transmits as soon as practicable such communications to the Chairman and the identified director addressee(s), unless there are safety or security concerns that mitigate against further transmission of the communications, as determined by the Corporate Secretary. Our Board or individual directors so addressed are advised of any communication withheld for safety or security reasons as soon as practicable. The mailing envelope should contain a clear notation indicating that the enclosed letter is a “Board Communication” or “Director Communication.” All such letters must clearly state whether the intended recipients are all members of the Board or just certain specified directors. The Corporate Secretary relays all communications to directors absent safety or security issues.

PROPOSAL NO. 2:

APPROVAL OF THE ISSUANCE OF 4,545,454 SHARES OF OUR COMMON STOCK FOR A PURCHASE PRICE OF $2.20 PER SHARE, 2-YEAR WARRANTS TO ACQUIRE AN ADDITIONAL 1,818,182 SHARES OF OUR COMMON STOCK, AT AN EXERCISE PRICE OF $2.75 PER SHARE, AND 9,208,860 SHARES OF OUR COMMON STOCK, TO BEIJING SUN SEVEN STARS CULTURE DEVELOPMENT LIMITED, A PRC COMPANY (“SSS”), AND THE ISSUANCE OF UP TO 15,000,000 SHARES OF OUR COMMON STOCK (5,000,000 SHARES OF OUR COMMON STOCK FOR EACH OF 2016, 2017 AND 2018) TO TIANJIN ENTERNET NETWORK TECHNOLOGY LIMITED, A PRC COMPANY (“TIANJIN”), AN AFFILIATE OF SSS, AND THE POTENTIAL CHANGE IN CONTROL OF THE COMPANY THAT COULD RESULT DUE TO SUCH ISSUANCES.
General
On November 23, 2015, we entered into the Securities Purchase Agreement with Beijing Sun Seven Stars Culture Development Limited, a PRC company (“SSS”) (the “SSS Securities Purchase”) and the Share Purchase Agreement with Tianjin Enternet Network Technology Limited, a PRC Company (“Tianjin”), an affiliate of SSS (the “Tianjin Agreement”). Effective upon the closing of the issuance of the securities pursuant to the SSS Securities Purchase, we will enter into that certain Content License Agreement with SSS (the “Content License”).
Copies of the SSS Securities Purchase, the form of Content License and the Tianjin Agreement are attached to this proxy statement as Appendices A, B and C, respectively.
SSS Securities Purchase
Under the SSS Securities Purchase, we have agreed to sell and SSS has agreed to purchase approximately 4,545,454 shares of our common stock for a purchase price of  $2.20 per share, or an aggregate of  $10.0 million. This represents approximately 18.9% of our current issued and outstanding common stock, and will result in SSS owning approximately 11.2% of our voting capital stock immediately following the closing of such issuance (based on 40,675,980 shares of common stock issued and outstanding, on a fully converted basis). In addition, SSS will receive two-year warrants to acquire an additional 1,818,182 shares of our common stock (approximately 4.3% of our voting capital stock based on 42,494,162 shares of common stock issued and outstanding, on a fully converted basis), which warrants will have an exercise price of  $2.75 per share. If SSS were to exercise its warrants, together with the shares acquired pursuant to the SSS Securities Purchase, SSS would own 6,363,636 shares of our common stock (or approximately 15.0% of our then issued and outstanding voting capital stock, on a fully converted basis).
Pursuant to the SSS Securities Purchase, and contingent upon the closing of the sale of the shares of our common stock and warrants, we will increase the size of our Board of Directors from five to eight members, and we will provide SSS the right to nominate up to three directors. Such nomination rights are intended to be proportional with SSS’s beneficial ownership following the closing of the SSS Securities Purchase. SSS will have such designation rights, proportional to its beneficial ownership, for so long as it beneficially owns at least 5% of the Common Stock
Prior to the closing of the SSS Securities Purchase, SSS will also use reasonable efforts to secure $50.0 million of financing, which proceeds will be used by us to produce our own original content.
As a condition to the closing of the SSS Securities Purchase, we are required to obtain approval from the holders of a majority of the issued and outstanding Common Stock, Series A Preferred Stock and Series E Preferred Stock, voting together as a single class on an as-converted basis, present in person or represented by proxy at the Annual Meeting, for the sale and issuances of the shares of our common stock and warrants pursuant to the SSS Securities Purchase and the Content License. We are also required to enter into a Voting Agreement and the Content License, both of which are further described below. In addition, C Media Limited (of which Xuesong Song is Chairman and Chief Executive Officer) will exchange 7,000,000 shares of its Series A Preferred Stock for 933,333 shares of our common stock, and both Xuesong Song and Shane McMahon shall step down as Executive Chairman and Chairman, respectively, and their respective employment agreements shall terminate on January 31, 2016 provided, that Mr. Song and Mr. McMahon shall remain as members of the Board of Directors.
Content License
Under the Content License, SSS will grant us a non-exclusive, royalty-free content distribution right for certain assets valued at approximately $29.1 million, in exchange for 9,208,860 shares of our common stock, at a value exchange of  $3.16 per share. These assets include, subject to certain restrictions, the right to (i) license, exhibit, distribute, reproduce, transmit, perform, display, and otherwise exploit and make available certain movies and television programs (that we currently have no rights to with our own content agreements and arrangements) (the “Titles”) within mainland China, (ii) copy and dub the Titles and make or have made translations of the Titles, (iii) promote each Title in any manner or media, (iv) use the Titles for audience and marketing testing, sponsor/advertiser screening and reference and file purposes and (v) include our name, trademark and logo in the Titles to identify us as the exhibitor of the Titles. Additionally, SSS will provide us with the right of first negotiation on all live-action or animated feature-length movies that SSS develops or obtains the right to license during the term of the Content License.
We intend to enter into the Content License effective upon the closing of the share issuance to SSS pursuant to the SSS Securities Purchase.
Immediately following the close of the SSS Securities Purchase and entry into the Content License, SSS will own 13,754,314 shares of our common stock, which would represent 36.4% of our then issued and outstanding common stock, and would beneficially own 32.6% of our issued and outstanding capital stock after taking into account the warrants.
Tianjin Agreement
Under the Tianjin Agreement, Tianjin will contribute 100% of the equity interests of Tianjin Sevenstarsflix Network Technology Limited, a PRC company (“SSF”), a to-be-formed subsidiary of Tianjin, to the Company. SSF will offer a branded pay content service delivered to consumers ubiquitously through all its platform partners, will track and share consumer payments and other behavior data, will operate a customer management and data-based service and will develop mobile social TV-based customer management portals. In exchange for the sale of the equity interest in SSF, Tianjin will receive shares of our common stock over three years, with the exact amount based on an earn-out provision, such amounts not to exceed 5.0 million shares of our common stock for each of 2016, 2017 and 2018.
Pursuant to the earn-out provision, Tianjin may receive up to 5.0 million shares of our common stock for each of 2016, 2017 and 2018 if either (i) the number of homes and/or users subscribing to one or more of the content services provided by SSF (the “Homes/Users Passed”) is greater than or equal to the earn-out Homes/Users Passed threshold or (ii) the net income of SSF’s business is greater than or equal to the earn-out net income threshold. The target thresholds for the year ending December 31, 2016 are either 50.0 million Homes/Users Passed or $4.0 million net income. The target thresholds for the year ending December 31, 2017 are either 100.0 million Homes/Users Passed or $6.0 million net income. The target thresholds for the year ending December 31, 2018 are either 150.0 million Homes/Users Passed or $8.0 million net income.
Nasdaq Requirements
Our common stock is listed on the NASDAQ Capital Market. Accordingly, we are subject to the NASDAQ Listing Rules. NASDAQ Listing Rule 5635(a) requires shareholder approval prior to the issuance of securities in connection with the acquisition of the stock or assets of another company if such securities are not issued in a public offering and (A) have, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of stock or securities convertible into or exercisable for common stock; or (B) the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or securities. In addition, NASDAQ Listing Rule 5635(b) requires shareholder approval prior to any issuance or potential issuance of securities that will result in a change of control of an applicable listed company. This rule does not specifically define when a change of control is deemed to occur. However, NASDAQ suggests in its guidance that a change of control would occur, subject to certain exceptions, if after a transaction a person or an acquiring entity holds 20% or more of the voting power of the outstanding capital stock of an applicable listed company.
Accordingly, in order to comply with NASDAQ Listing Rules, we are seeking stockholder approval of the share issuances pursuant to the SSS Securities Purchase, the Content License and the Tianjin Agreement. These agreements contemplate issuing to SSS and its affiliates an aggregate of 13,754,314 shares of common stock and warrants to acquire up to an additional 1,818,182 shares of common stock, as well as up to 15,000,000 additional shares of common stock over three years. Accordingly, SSS will acquire an aggregate number of shares of our common stock equal to or exceeding 20% of the outstanding shares of our common stock (calculated immediately prior to the closing of the transactions contemplated by the SSS Securities Purchase, Content License and Tianjin Agreement) and (ii) have, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding (calculated immediately prior to the closing of the transactions contemplated by the SSS Securities Purchase, Content License and Tianjin Agreement).
Shareholder Approval Required
We have entered into a voting agreement with certain stockholders of our company, including C Media Limited (an affiliate of Xuesong Song) and Shane McMahon whereby such stockholders have agreed to vote all of their shares of capital stock in our company in favor of the issuance of shares to SSS and Tianjin as described in this proposal. These holders collectively represent approximately 54% of the votes of our common stockholders, Series A stockholders and Series E stockholders voting together as a single class. A copy of this voting agreement is included as Appendix D to this proxy statement.
Potential Consequences if Proposal No. 2 is Not Approved
If stockholder approval is not obtained for Proposal No. 2, the share issuances pursuant to the SSS Securities Purchase, the Content License and the Tianjin Agreement will not be consummated.
Vote Required
The approval of Proposal 2 requires a majority of the votes of the shares present in person or represented by proxy at the Annual Meeting to vote “FOR” the proposal.
Recommendation
Our Board recommends that the stockholders vote FOR the approval of the issuance of the shares of common stock and warrants pursuant to the SSS Securities Purchase, the Content License and the Tianjin Agreement.

PROPOSAL NO. 3:
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
General
Our Board has appointed of KPMG Huazhen (Special General Partnership) (“KPMG”), as our independent registered public accounting for the fiscal year ending December 31, 2015, and recommends that stockholders vote for ratification of this appointment.
Stockholder ratification of the appointment of KPMG as our independent registered public accounting firm is not required by our Bylaws or otherwise; however, our Board is submitting the appointment of KPMG to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the appointment, our Audit Committee and our Board will reconsider whether or not to retain KPMG. Even if the appointment is ratified, our Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of us and our stockholders.
On June 24, 2014, our Audit Committee authorized the dismissal of UHY LLP (“UHY”) as the Company’s independent registered public accounting firm. The dismissal became effective on June 25, 2014. On June 25, 2014, the Board authorized the engagement of KPMG as our independent registered public accounting firm effective July 1, 2014.
Contemporaneous with dismissal of UHY, the Audit Committee appointed KPMG as our independent registered public accounting firm for the year ending December 31, 2014. During the fiscal years ended December 31, 2013 and 2012 and through the subsequent interim period prior to retaining KPMG, the Company did not consult with KPMG regarding any of the matters or events set forth in item 304(a)(2)(i) and (ii) of Regulation S-K.
UHY served as the independent auditor for the Company since August, 1, 2007. UHY’s audit reports on the Company’s financial statements for the fiscal years ended December 31, 2013 and 2012 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that both reports contain an explanatory paragraph regarding the going concern assumption. During the years ended December 31, 2013 and 2012, and through July 1, 2014, there were (i) no disagreements with UHY on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to UHY’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company’s financial statements for such years, and (ii) no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K, except that for the fiscal years ended December 31, 2013 and 2012, the Company’s Board of Directors discussed with UHY the existence of a material weakness in the Company’s internal control over financial reporting, as more fully described in the Company’s Annual Reports on Form 10-K for the years ended December 31, 2013 and December 31, 2012, filed on March 31, 2014 and April 8, 2013, respectively, with the SEC. The Company provided UHY with a copy of the disclosures it expected to make in the Current Report on Form 8-K and requested from UHY a letter addressed to the SEC indicating whether or not it agrees with the above disclosures. A copy of UHY’s letter dated July 1, 2014 is attached as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed on July 1, 2014.
Representatives of KPMG are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so, and we expect that they will be available to respond to appropriate questions.
Representatives of UHY are not expected to be present at the Annual Meeting, but if they are present they will have the opportunity to make a statement if they desire to do so, and we expect that they will be available to respond to appropriate questions.

Fees Paid to Our Independent Registered Public Accounting Firm
The following is a summary of the fees billed to the Company by its principal accountants for professional services rendered for the years ended December 31, 2014 and 2013:
	Year Ended December 31,
	2014	2013
Audit Fees(1)	$313,033	$336,504
Audit-Related Fees(2)	$39,611	$60,272
Tax Fees(3)	—	—
Other Fees(4)	—	—
Total Fees	$352,644	$396,776

(1)
Comprised of the aggregate fees billed for professional services rendered for the audit of our annual financial statements and the reviews of the financial statements included in our Forms 10-Q and for any other services that were normally provided in connection with our statutory and regulatory filings or engagements.

(2)
Comprised of the aggregate fees billed for professional services rendered for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements and were not otherwise included in Audit Fees.

(3)
Comprised of the aggregate fees billed for professional services rendered for tax compliance, tax advice and tax planning. Included in such Tax Fees were fees for preparation of our tax returns and consultancy and advice on other tax planning matters.

(4)
Comprised of the aggregate fees billed for products and services provided and not otherwise included in Audit Fees, Audit Related Fees or Tax Fees.

Pre-Approval Policies and Procedures
Under the Sarbanes-Oxley Act of 2002, all audit and non-audit services performed by our auditors must be approved in advance by our Board of Directors to assure that such services do not impair the auditors’ independence from us. In accordance with its policies and procedures, our Board of Directors pre-approved the audit service performed by KPMG for our consolidated financial statements as of and for the year ended December 31, 2014, and the audit and non-audit services performed by UHY for our consolidated financial statements as of and for the year ended December 31, 2013.
Vote Required
Approval of the ratification of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2015 requires a majority of the votes of the shares present in person or represented by proxy at the Annual Meeting to vote “FOR” the proposal.
Recommendation
Our Board recommends that the stockholders vote FOR the ratification of the appointment of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2015.

MANAGEMENT
Board of Directors and Executive Officers
The following sets forth the name and position of each of our current executive officers and directors as of November 20, 2015.
Name	Age	Position
Xuesong Song	47	Executive Chairman and Director
Shane McMahon	45	Chairman
Weicheng Liu	57	Director and Chief Executive Officer
Grace He	30	Chief Accounting Officer
James Cassano	67	Director
Clifford Higgerson	75	Director
Jin Shi	46	Director
Arthur Wong	55	Director
Grace He.   Ms. He has an international finance background and over ten years of experience in accounting, finance and project management, including eight years in China. Ms. He’s areas of expertise include cross border capital market transactions, U.S. GAAP accounting and SEC regulations and merger and acquisitions. Prior to joining YOU On Demand, Ms. He was a Manager at PricewaterhouseCoopers Zhong Tian (Special General Partnership). Ms. He has a dual Bachelor of Arts in Accounting and International Economics from University of Hong Kong and The George Washington University, respectively.
For biographical summary of the directors, please see the section above entitled “Proposal No. 1: Election of Directors — Board Nominees.” There are no agreements or understandings for any of our executive officers or directors to resign at the request of another person and no officer or director is acting on behalf of nor will any of them act at the direction of any other person.
Directors are elected for one year terms and until their successors are duly elected and qualified.
Family Relationships
There are no family relationships among our directors or officers.
Involvement in Certain Legal Proceedings
To the best of our knowledge, none of our directors or executive officers has, during the past ten years:
•
been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

•
had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

•
been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

•
been found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

•
been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or
•
been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

EXECUTIVE COMPENSATION
The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to the named persons for services rendered in all capacities during the noted periods.
Name and Principal Position	Year	Salary ($)	Option Awards(2) ($)	Total ($)
Shane McMahon(1)	2014	300,000	—	300,000(1)
Chairman	2013	255,000	—	255,000(1)
Weicheng Liu	2014	362,486	—	362,486
Chief Executive Officer	2013	276,476	—	276,476
Marc Urbach	2014	230,000	—	230,000
Former President and Chief Financial Officer	2013	229,900	214,795	444,695

(1)
As of October 1, 2012, in an effort to conserve the Company’s working capital, Mr. McMahon elected to cease collecting a cash salary until such time as the Company has sufficient revenues from operations. The remaining $63,750 due from 2012 and $255,000 due from 2013 will be paid in 2015 to Mr. McMahon pursuant to his employment agreement dated January 31, 2014. All salary earned since January 1, 2014 will be paid in common stock.

(2)
The assumptions for the valuation of the option awards are included in Note 15 of our consolidated financial statements included in in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, filed on March 30, 2015 with the SEC.

Employment Agreements
On January 31, 2014, we entered into an employment agreement with our Chairman, Shane McMahon. The agreement is for a term of two years, which will automatically be extended for additional one year terms unless terminated earlier. Mr. McMahon is also eligible to receive a bonus at the sole discretion of our Board of Directors, and is entitled to participate in all of the benefit plans of the Company. In the event that Mr. McMahon is terminated without cause, he would be entitled to eighteen months of severance pay if within the initial two years of the term and twelve months if after the initial two years of the term. The agreement also contains customary restrictive covenants regarding non-competition relating to the pay-per-view business in the PRC, non-solicitation of employees and customers and confidentiality.
On January 31, 2014, we entered into an employment agreement with our Chief Executive Officer, Weicheng Liu. The agreement is for a term of one year, which will automatically be extended for additional one year terms unless terminated earlier by either party. Mr. Liu is also eligible to receive a bonus at the sole discretion of the Board of Directors of the Company, and is entitled to participate in all of the benefit plans of the Company. In the event Mr. Liu is terminated without cause, he would be entitled to eighteen months of severance pay if within the initial two years of the term and twelve months if after the initial two years of the term. The agreement also contains customary restrictive covenants regarding non-competition relating to the pay-per-view business in the PRC, non-solicitation of employees and customers and confidentiality.
On January 31, 2014, we entered into an employment agreement with our former President and CFO, Marc Urbach. The agreement was for a term of one year, which will automatically be extended for additional one year terms unless terminated earlier. Mr. Urbach was also eligible to receive a bonus at the sole discretion of our Board of Directors, and was entitled to participate in all of the benefit plans of the Company. In the event that Mr. Urbach was terminated without cause, he would have been entitled to eighteen months of severance pay if within the initial two years of the term and twelve months if after the initial two years of the term. The agreement also contained customary restrictive covenants regarding non-competition relating to the pay-per-view business in the PRC, non-solicitation of employees and customers and confidentiality. Mr. Urbach did not receive any compensation for service as member of the Company’s Board of Directors.

We have not provided retirement benefits (other than a state pension scheme in which all of our employees in China participate) or change of control benefits to our named executive officers.
Outstanding Equity Awards at Year End
The following table sets forth the equity awards outstanding at December 31, 2014.
	Option Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of Securities underlying unexercised unearned options (#)	Option exercise price ($)
Shane McMahon	158,333	8,333	—	2.00
	533,333	—	—	3.00
	30,000	10,000	—	4.50
Weicheng Liu	320,000	—	—	3.75
	30,000	10,000	—	4.50
Marc Urbach	53,125	116,875	—	1.65
	286,667	6,667	—	2.00
	1,333	—	—	75.00
James Cassano	13,333	—	—	2.00
	8,974	—	—	2.91
Compensation of Directors
The following table sets forth certain information concerning the compensation paid to our directors for services rendered to us during the fiscal year ended December 31, 2014. Mr. McMahon and Mr. Liu were not compensated for their service as director in 2014.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Total ($)
Xuesong Song	$—	$275,000	$—	$275,000
Arthur Wong	$50,000	$—	$21,272	$71,272
Clifford Higgerson	$16,667	$50,000	$—	$66,667
James Cassano	$16,667	$50,000	$—	$66,667
Jin Shi	$16,667	$50,000	$—	$66,667

AUDIT COMMITTEE REPORT
The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the year ended December 31, 2014. The information contained in this report shall not be deemed “soliciting material” or otherwise considered “filed” with the SEC, and such information shall not be incorporated by reference into any future filing under the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates such information by reference in such filing.
The Audit Committee consists of three members: James Cassano, Clifford Higgerson and Arthur Wong with Mr. Wong acting as Chair. All of the members are independent directors under the NASDAQ and SEC audit committee structure and membership requirements. The Audit Committee has certain duties and powers as described in its written charter adopted by the Board.
The Audit Committee is responsible primarily for assisting the Board in fulfilling its oversight responsibility of reviewing the financial information that will be provided to stockholders and others, appointing the independent registered public accounting firm, reviewing the services performed by the Company’s independent registered public accounting firm and internal audit department, evaluating the Company’s accounting policies and the Company’s system of internal controls that management and the Board have established, and reviewing significant financial transactions. The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company’s financial statements.
In fulfilling its oversight responsibility of appointing and reviewing the services performed by the Company’s independent registered public accounting firm, the Audit Committee carefully reviews the policies and procedures for the engagement of the independent registered public accounting firm, including the scope of the audit, audit fees, auditor independence matters and the extent to which the independent registered public accounting firm may be retained to perform non-audit related services.
The Company maintains an auditor independence policy that bans its auditors from performing non-financial consulting services, such as information technology consulting and internal audit services. This policy mandates that the Audit Committee approve the audit and non-audit services and related budget in advance, and that the Audit Committee be provided with quarterly reporting on actual spending. This policy also mandates that the Company may not enter into auditor engagements for non-audit services without the express approval of the Audit Committee.
The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2014 with the Company’s management and KPMG Huazhen (Special General Partnership), the Company’s independent registered public accounting firm (“KPMG”). The Audit Committee has also discussed with KPMG the matters required to be discussed by Auditing Standards No. 16, Communication with Audit Committees, issued by the Public Company Accounting Oversight Board (United States).
The Audit Committee also has received and reviewed the written disclosures and the letter from KPMG required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG’s communications with the Audit Committee concerning independence, and has discussed with KPMG its independence from the Company.
Submitted by the Audit Committee of the Board of Directors
James Cassano
Clifford Higgerson
Arthur Wong

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Transactions with Related Persons
We have established procedures for identifying related parties and related party transactions, and for ensuring that any changes in the status of related parties are brought to the attention of the Board and management in a timely manner. For transactions with related parties in the ordinary course of business, such as customer sales, supply purchases, subcontracting or consulting services, we apply the same review and approval process as we would in the context of other commercial agreements. All such transactions with related parties are summarized and provided to our Audit Committee for review. For transactions with related parties outside the ordinary course of business, such as significant capital expenditures, capital raising activities and mergers and acquisitions, the transactions must be approved by our Audit Committee.
The following includes a summary of transactions since the beginning of the 2013 fiscal year, or any currently proposed transaction, in which we were or are to be a participant and the amount involved exceeded or exceeds the lesser of  $120,000 or one percent of the average of our total assets at year-end for the last two completed years, and in which any related person had or will have a direct or indirect material interest (other than compensation described under Item entitled “Executive Compensation”). We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions.
On May 10, 2012, at the Company’s request, our Chairman, Shane McMahon, made a loan to the Company in the amount of  $3,000,000. In consideration for the loan, the Company issued a convertible note to Mr. McMahon in the aggregate principal amount of  $3,000,000 with interest rate at 4% annually. Effective on January 31, 2014, the Company and Mr. McMahon entered into an amendment to the McMahon Note pursuant to which the McMahon Note will be, at Mr. McMahon’s option, payable on demand or convertible on demand into shares of Series E Preferred Stock at a conversion price of  $1.75, until December 31, 2014. On December 30, 2014, the Company and Mr. McMahon entered into an amendment pursuant to which the McMahon Note will be, at Mr. McMahon’s option, payable on demand or convertible on demand into shares of Series E Preferred Stock at a conversion price of  $1.75, until December 31, 2016.
Except as set forth in our discussion above, none of our Directors, director nominees or executive officers has been involved in any transactions with us or any of our Directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.
Promoters and Certain Control Persons
We did not have any promoters at any time during the past five fiscal years.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding beneficial ownership of our common stock as of October 31, 2015 (i) by each person who is known by us to beneficially own more than 5% of our common stock; (ii) by each of our named executive officers and directors; and (iii) by all of our executive officers and directors as a group. Unless otherwise specified, the address of each of the persons set forth below is in care of YOU On Demand Holdings, Inc., 375 Greenwich Street, Suite 516, New York, New York 10013.
		Shares Beneficially Owned(1)
Name and Address of Beneficial Owner	Office, If Any	Common Stock(2)		Series A Preferred Stock(3)		Series E Preferred Stock(4)		Combined Common Stock, Series A and Series E(5)
		Shares	% of Class	Shares	% of Class	Shares	% of Class	Votes(2)(3)(4)	Percentage
Directors and Officers
Xuesong Song	Executive Chairman and Director	0	*	7,000,000(7)	100%	5,923,807(7)	80.9%	12,754,671	34.1%
Shane McMahon	Chairman	3,052,996(6)	12.4%	0	*	2,856,151(6)	30.9%	4,702,588	11.7%
Weicheng Liu	CEO and Director	2,950,125(8)	12.2%	0	*	0	*	2,950,125	7.8%
Marc Urbach	Former President and CFO	360,311(9)	1.5%	0	*	0	*	360,311	1.0%
James Cassano	Director	53,404(10)	*	0	*	0	*	53,404	*
Clifford Higgerson	Director	21,097	*	0	*	0	*	21,097	*
Jin Shi	Director	21,097	*	0	*	0	*	21,097	*
Arthur Wong	Director	13,898(11)	*	0	*	0	*	13,898	*
All officers and directors as a group (8 persons named above)		6,472,928	25.6%	7,000,000	100%	8,779,958	94.9%	20,877,191	51.1%
5% Securities Holders
C Media Limited CN11 Legend Town, No. 1 Ba Li Zhuang Dong Li Chaoyang District, Beijing 100025 China		0	*	7,000,000(7)	100%	5,923,807(7)	80.9%	12,754,671	34.1%

*
Less than 1%.

(1)
Beneficial Ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Each of the beneficial owners listed above has direct ownership of and sole voting power and investment power with respect to our securities. For each beneficial owner above, any options exercisable within 60 days have been included in the denominator.

(2)
A total of 23,832,559 shares of our Common Stock are considered to be outstanding pursuant to SEC Rule 13d-3(d)(1) as of March 25, 2015.

(3)
Based on 7,000,000 shares of Series A Preferred Stock issued and outstanding as of March 25, 2015, with the holders thereof being entitled to cast ten (10) votes for every share of Common Stock that is issuable upon conversion of a share of Series A Preferred Stock (each share of Series A Preferred Stock is convertible into 0.1333333 shares of Common Stock), or a total of 9,333,330 votes.

(4)
Based on 7,326,428 shares of Series E Preferred Stock issued and outstanding as of March 25, 2015. Each share of Series E Preferred Stock is initially convertible into one share of Common Stock, subject to certain adjustment. The holders of Series E Preferred Stock are entitled to vote on all matters submitted to a vote of the Company’s stockholders and entitled to the number of votes equal to the lesser of  (i) the number of whole shares of Common Stock into which such shares of Series E Preferred Stock are convertible at the record date for the determination of stockholders entitled to vote on such matters, and (ii) the number of whole shares of Common Stock issuable based on the conversion price of  $3.03, the closing trading price of the Company’s Common Stock as of the end of the trading day immediately preceding the closing date of the financing contemplated by certain Series E Preferred Stock Purchase Agreement by and among the Company, C Media Limited and certain other purchasers, dated January 31, 2014.
(5)
Represents total voting power with respect to all shares of our Common Stock, Series A Preferred Stock and Series E Preferred Stock.

(6)
Includes (i) 2,324,600 shares of Common Stock, (ii) 533,333 shares of Common Stock underlying options exercisable within 60 days at $3.00 per share, (iii) 33,671 shares of Common Stock underlying options exercisable within 60 days at $4.50 per share; and (iv) 161,392 shares of Common Stock underlying options exercisable within 60 days at $2.00 per share. In addition, Mr. McMahon’s Series E Preferred Shares includes 933,333 shares of Series E Preferred Stock and 1,922,818 shares of Series E Preferred Stock, issuable within 60 days, upon conversion of a promissory note which is convertible at any time between January 31, 2014 and December 31, 2016, at a price of  $1.75 per share at the option of Mr. McMahon.

(7)
Includes 7,000,000 shares of Series A Preferred Stock and 5,923,807 shares of Series E Preferred Stock directly owned by C Media Limited of which Mr. Song is the Chairman and Chief Executive Officer.

(8)
Includes 320,000 shares underlying options exercisable within 60 days at $3.75 per share and 33,671 shares underlying options exercisable within 60 days at $4.50 per share.

(9)
Includes 1,333 shares underlying options exercisable within 60 days at $75.00 per share, 289,115 shares underlying options exercisable within 60 days at $2.00 per share, and 69,863 shares underlying options exercisable within 60 days at $1.65 per share.

(10)
Includes 13,333 shares underlying options exercisable within 60 days at $2.00 per share and 8,974 shares underlying options exercisable within 60 days at $2.91 per share.

(11)
Includes 13,898 shares underlying options exercisable within 60 days at $2.37 per share.

Changes in Control
As a result of the consummation of the transactions contemplated by that certain (i) Securities Purchase Agreement, dated as of November 23, 2015, by and among the Company dated Beijing Sun Seven Stars Culture Development Limited, a PRC company (“SSS”) (the “SSS Securities Purchase”), (ii) Content License Agreement, to be entered into and effective upon the closing of the share issuance to SSS pursuant to the SSS Securities Purchase, by and among the Company and SSS and (iii) Share Purchase Agreement, dated as of November 23, 2015, by and among the Company and Tianjin Enternet Network Technology Limited, a PRC Company (“Tianjin”), an affiliate of SSS, SSS will beneficially own 30,572,022 shares, or 48.7% of our issued and outstanding common stock, and could obtain control of our Company.
Securities Authorized for Issuance under Equity Compensation Plans
The following table includes the information as of December 31, 2014 for each category of our equity compensation plan:
Plan category	Number of securities to be issued upon exercise of outstanding options and rights (a)	Weighted-average exercise price of outstanding options and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(1)	1,996,703	$2.62	2,003,297
Equity compensation plans not approved by security holders	—	—	—
Total	1,996,703		2,003,297

(1)
On December 3, 2010, our Board of Directors approved the YOU On Demand Holdings, Inc. 2010 Equity Incentive Plan, or the Plan, pursuant to which incentive stock options, non-statutory stock options, restricted stock, restricted stock units, stock appreciation rights, performance units and performance shares may be granted to employees, directors and consultants of the Company and its subsidiaries. The maximum aggregate number of shares of our common stock that may be issued under the Plan is 4,000,000 shares. The Plan was also approved by our majority shareholders on December 3, 2010.

Section 16(a) Beneficial Ownership Reporting Compliance
Under U.S. securities laws, Directors, certain executive officers and persons holding more than 10% of our common stock must report their initial ownership of the common stock, and any changes in that ownership, to the SEC. The SEC has designated specific due dates for these reports. Based solely on our review of copies of such reports filed with the SEC by and written representations of our Directors and executive offers, we believe that our Directors and executive offers filed the required reports on time during 2014, except as follows: both Mr. Xuesong Song and C Media Limited were late in filing a Form 3 after they became a reporting person pursuant to Section 16(a) of the Exchange Act.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2016
Stockholder proposals that are intended to be presented by such stockholders at our 2016 annual meeting of stockholders must be received by the our Corporate Secretary at our principal executive offices no later than 120 calendar days in advance of the one year anniversary of the date our proxy statement was released to stockholders in order to be considered for inclusion in the proxy statement and form of proxy/voting instruction card relating to that meeting pursuant to Rule 14a-8 under the Exchange Act. Under the rules of the SEC, stockholders who wish to submit proposals for inclusion in the Proxy Statement for the 2016 Annual Meeting of Stockholders must submit such proposals to YOU On Demand by [         ], 2016.
OTHER MATTERS
Our Board knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, then the persons named in the enclosed form of proxy will vote the shares they represent in their discretion.
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers, banks and nominees) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies and intermediaries.
This year, a number of brokers, banks and nominees with account holders who are our stockholders may be householding our proxy materials. In such circumstances, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received by the broker, bank or nominee from one or more of the affected stockholders. We have not initiated householding with respect to the small number of our record holders, because such householding would increase our costs. If, at any time, you would like to receive a separate copy of our proxy statement and annual report, we will promptly send you an additional copy upon written or oral request directed to our Secretary. If you are a beneficial owner, you can request additional copies of the proxy statement and the Annual Report on Form 10-K for the fiscal year ended December 31, 2014. If your shares are held in “street name,” you can request a change in your householding status by notifying your broker, bank or nominee.
To the extent that this Proxy Statement is incorporated by reference into any other filing by us under the Securities Act or the Exchange Act, the section of this Proxy Statement entitled “Audit Committee Report” (to the extent permitted by the rules of the SEC) will not be deemed incorporated unless specifically provided otherwise in such filing.
The final results of the balloting at the Annual Meeting will appear in our Current Report on Form 8-K within four business days of the annual meeting.

Appendix A

SECURITIES PURCHASE AGREEMENT
BY AND AMONG
YOU ON DEMAND HOLDINGS, INC.,
BEIJING SUN SEVEN STARS CULTURE DEVELOPMENT LIMITED
DATED AS OF NOVEMBER 23, 2015

A-i

A-ii

Exhibits
Exhibit A — Form of Warrant
Exhibit B — Form of License Agreement
A-iii

SECURITIES PURCHASE AGREEMENT
SECURITIES PURCHASE AGREEMENT, dated as of November 23, 2015 (this “Agreement”), by and among YOU On Demand Holdings, Inc., a Nevada corporation (the “Company”), Beijing Sun Seven Stars Culture Development Limited, a PRC company (“SSS” or the “Purchaser”).
WHEREAS, the Company proposes to issue and sell to the Purchaser, and the Purchaser proposes to buy (i) for an aggregate purchase price of  $10,000,000, (A) an aggregate of 4,545,454 shares of the Company’s Common Stock (the “Cash Common Shares”); (B) a warrant (the “Warrant”) to acquire 1,818,182 shares of Common Stock at an exercise price of  $2.75 per share, in substantially the form attached hereto as Exhibit A (as exercised, collectively, the “Warrant Shares”); and (ii) up to an aggregate of 9,208,860 shares of Common Stock at a value of  $3.16 per share (the “IP Common Shares”) in exchange for certain intellectual property rights valued at $29,100,000. The Cash Common Shares, the Warrant, the Warrant Shares and the IP Common Shares collectively are referred to herein as the “Securities”.
NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:
Article 1
DEFINITIONS
1.1   Definitions. As used in this Agreement, and unless the context requires a different meaning, the following terms shall have the meanings set forth below:
“7SF Share Purchase Agreement” means that certain Share Purchase Agreement, dated as of the date hereof, by and between the Company and Tianjin Enternet Network Technology Limited, a P.R.C. company and Affiliate of the Purchaser.
“Accredited Investor” has the meaning assigned to such term in Section 4.5(b).
“Acquisition Proposal” has the meaning assigned to such term in Section 5.2.
“Actions” means actions, causes of action, suits, claims, complaints, demands, litigations or legal, administrative or arbitral proceedings.
“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person and, for purposes of Section 3.21 only, with respect to any individual, the spouse, parent, sibling, child, step-child, grandchild, niece or nephew of such individual or the spouse thereof and any trust for the benefit of such Stockholder or any of the foregoing. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, whether through the ownership of Voting Securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.
“Agreement” has the meaning assigned to such term in the Preamble.
“Articles of Incorporation” means the articles of incorporation of the Company, as the same may have been amended and in effect as of the Closing Date.
“Associate” has the meaning assigned in Rule 12b-2 promulgated by the Commission under the Exchange Act.
“Beneficially own” with respect to any securities means having “beneficial ownership” of such securities as determined pursuant to Rule 13d-3 under the Exchange Act, as in effect on the date hereof.
“Board of Directors” means either the board of directors of the Company or any duly authorized committee thereof.
“Business Day” means any day other than (i) a Saturday or Sunday or (ii) a day on which banking institutions in New York City are authorized or obligated by Law or executive order to remain closed.

“Bylaws” means the bylaws of the Company, as the same may have been amended and in effect as of the Closing Date.
“Cash Common Shares” has the meaning assigned to such term in the Preamble.
“Certificate of Designation” means the certificate of designation setting forth the designation, powers and preferences of the Series E Preferred Stock.
“Claims” means losses, claims, damages or liabilities, joint or several, Actions or proceedings (whether commenced or threatened).
“Closing” has the meaning assigned to such term in Section 2.3.
“Closing Date” has the meaning assigned to such term in Section 2.3.
“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.
“Collective Bargaining Agreement” has the meaning assigned to such term in Section 3.17(a).
“Commission” means the Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.
“Common Stock” means the Common Stock, par value $0.001 per share, of the Company.
“Company” has the meaning assigned to such term in the Preamble.
“Company Agreements” has the meaning assigned to such term in Section 3.1.
“Company Benefit Plans” means all employee benefit plans providing benefits to any current or former employee or director of the Company or any of its Subsidiaries or any beneficiary or dependent thereof that are sponsored or maintained by the Company or any of its Subsidiaries or ERISA Affiliates or to which the Company or any of its Subsidiaries or ERISA Affiliates contributes or is obligated to contribute, including without limitation all employee welfare benefit plans within the meaning of Section 3(1) of ERISA, all employee pension benefit plans within the meaning of Section 3(2) of ERISA, and all bonus, incentive, deferred compensation, vacation, stock purchase, stock option, restricted stock, severance, termination pay and fringe benefit plans.
“Company Options” has the meaning assigned to such term in Section 3.6.
“Confidentiality Agreement” means the confidentiality agreement dated March 22, 2013, between the Original Purchaser and the Company.
“Contemplated Transactions” means the transactions contemplated by this Agreement and the exhibits hereto, including, without limitation, the issuance, purchase and sale of the Securities.
“Contractual Obligation” means, as to any Person, any agreement, undertaking, contract, indenture, mortgage, deed of trust, credit agreement, note, evidence of indebtedness or other instrument, written or otherwise, to which such Person is a party or by which it or any of its property is bound.
“Decrees” has the meaning assigned to such term in Section 3.10(a).
“Employment Agreement” means a contract, offer letter or agreement of the Company or any of its Subsidiaries with or addressed to any individual who is rendering or has rendered services thereto as an employee or consultant, pursuant to which the Company or any of its Subsidiaries has any actual or contingent liability or obligation to provide compensation and/or benefits in consideration for past, present or future services.
“Environmental Claim” means any claim, action, cause of action, investigation of which the Company or any of its Subsidiaries has knowledge, or written notice by any Person to the Company or any of its Subsidiaries alleging potential liability (including, without limitation, potential liability for investigatory costs, cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries, or penalties) arising out of, based on or resulting from (a) the presence, or release into the environment, of any Material of Environmental Concern at any location, or (b) circumstances forming the basis of any violation or liability, or alleged violation or liability, of any Environmental Law.
“Environmental Laws” means all Federal, state, local, and foreign statute, Law, regulation, ordinance, rule, common Law, judgment, order, decree or other governmental requirement or restriction relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata and natural resources), including, without limitation, Laws relating to emissions, discharges, releases or threatened releases of Materials of Environmental Concern, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environmental Concern; provided that Environmental Laws does not include the Occupational Safety and Health Act or any other similar Requirement of Law governing worker safety or workplace conditions.
“Equitable Principles” means applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar Laws affecting creditors’ rights generally from time to time in effect and to general principles of equity, regardless of whether in a proceeding at equity or at Law.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated thereunder from time to time.
“ERISA Affiliate” means each entity which is a member of a “controlled group of corporations,” under “common control” or an “affiliated service group” with the Company or its Subsidiaries within the meaning of Sections 414(b), (c) or (m) of the Code, or required to be aggregated with the Company or its Subsidiaries under Section 414(o) of the Code, or is under “common control” with the Company or its Subsidiaries, within the meaning of Section 4001(a)(14) of ERISA.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder by the Commission from time to time.
“Existing Plans” has the meaning assigned to such term in Section 3.6.
“FINRA” means the Financial Industry Regulatory Authority.
“Fully Diluted Basis” has the meaning assigned to such term in Section 2.1.
“GAAP” means United States generally accepted accounting principles.
“Governmental Authority” means the government of any nation, state, city, locality or other political subdivision of any thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government or any international regulatory body or self-regulatory organization having or asserting jurisdiction over a Person, its business or its properties.
“Indebtedness” means (a) any liabilities for borrowed money or amounts owed in excess of  $50,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, and (c) the present value of any lease payments in excess of  $50,000 due under leases required to be capitalized in accordance with GAAP.
“Intellectual Property” has the meaning assigned to such term in Section 3.20.
“Investor Rights Agreement” means the Right of First Refusal and Co-Sale Agreement, dated as of July 5, 2013, by and among the Company, the Original Purchaser, Shane McMahon and Weicheng Liu.
“IP Common Shares” has the meaning assigned to such term in the Preamble.
“IRS” means the Internal Revenue Service.
“knowledge of the Company” means the actual knowledge of the chairman or any executive officer of the Company or any of its Subsidiaries, after due inquiry of those persons employed by the Company or its Subsidiaries charged with administrative or operational responsibility for such matter.

“Law” means all Federal, state, local, and foreign statute, law, regulation, ordinance, rule, common law, judgment, order, decree or other governmental requirement or restriction of all applicable jurisdictions.
“Leases” has the meaning assigned to such term in Section 3.15.
“License Agreement” has the meaning assigned to such term in Section 6.1(k).
“Licenses” has the meaning assigned to such term in Section 3.10(b).
“Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment, encumbrance, lien (statutory or other), voting or other restriction, preemptive right or other security interest of any kind or nature whatsoever.
“Mandatory Effectiveness Period” shall mean the period from the date that a Registration Statement is declared effective by the Commission until the earlier to occur of the date when all Registrable Securities covered by a Registration Statement (a) either have been sold pursuant to a Registration Statement or an exemption from the registration requirements of the Securities Act; or (b) pursuant to a written opinion of counsel reasonably acceptable to the Company, may be sold pursuant to Rule 144(b)(1) without any limitations.
“Mandatory Registration Statement” has the meaning assigned to such term in Section 8.1(a).
“Material Adverse Effect” means any material adverse change in or affecting (i) the business, properties, assets, liabilities, operations, results of operations (financial or otherwise), condition, or prospects of the Company and its Subsidiaries taken as a whole or (ii) the ability of the Company or any of the Company’s Subsidiaries to consummate the Contemplated Transactions; provided, however, that none of the following shall be deemed in themselves, either alone or in combination, to constitute, and none of the following shall be taken into account in determining whether there has been, a Material Adverse Effect: (A) any change in the market price or trading volume of the capital stock of the Company after the date hereof  (B) any changes, events or occurrences in the United States securities markets which are not specific to the Company, (C) any changes, events, developments or effects resulting from general economic conditions, which are not specific to the Company or its Subsidiaries and which do not affect the Company or its Subsidiaries in a materially disproportionate manner and (D) any changes resulting from the execution or announcement of this Agreement and the Contemplated Transactions.
“Material Contracts” has the meaning assigned to such term in Section 3.12(a).
“Materials of Environmental Concern” means chemicals, pollutants, contaminants, industrial, toxic or hazardous wastes, substances or constituents, petroleum and petroleum products (or any by-product or constituent thereof), asbestos or asbestos-containing materials, lead or lead-based paints or materials, PCBs, or radon, or any other materials that are regulated by, or may form the basis of liability under, any Environmental Law.
“McMahon Note” has the meaning assigned to such term in Section 3.6.
“NASDAQ” means The Nasdaq Stock Market Inc.’s National Market System.
“NPCL” has the meaning assigned to such term in Section 3.24(a).
“NYSE” means the New York Stock Exchange.
“Person” means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint-stock company, company, limited liability company, trust, unincorporated association, Governmental Authority, or any other entity of whatever nature.
“Preferred Stock” has the meaning assigned to such term in Section 3.6.
“Prospectus” means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.
“Purchase Price” has the meaning assigned to such term in Section 2.1.
“Purchaser” has the meaning assigned to such term in the Preamble.
“Purchaser Indemnitee” has the meaning assigned to such term in Section 9.1.
“Qualified Acquisition Proposal” has the meaning assigned to such term in Section 5.2.
“Registrable Securities” means the Cash Common Shares, the IP Common Stock and other securities, if any, issuable upon conversion of the Warrant (including, without limitation, the Warrant Shares), in each case until any such security is effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering it or is distributed to the public by the holder thereof pursuant to Rule 144.
“Registration Cap” has the meaning assigned to such term in Section 8.1(e).
“Registration Statement” means any registration statement of the Company under the Securities Act that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the related Prospectus, all amendments and supplements to such registration statement (including post-effective amendments), all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.
“Restricted Period” has the meaning assigned to such term in Section 5.1(a).
“Required Vote” has the meaning assigned to such term in Section 3.24(b).
“Requirement of Law” means, as to any Person, the certificate of incorporation and bylaws or other organizational or governing documents of such Person, and any Law (including, without limitation, Laws related to Taxes and Environmental Laws), treaty, rule, regulation, ordinance, qualification, standard, license or franchise or determination of an arbitrator or a court or other Governmental Authority, including the NYSE or NASDAQ or any national securities exchange or automated quotation system on which the Common Stock is listed or admitted to trading, in each case applicable to, or binding upon, such Person or any of its property or to which such Person or any of its property is subject or pertaining to any or all of the transactions contemplated hereby.
“Return” has the meaning assigned to such term in Section 5.1(a)(ix).
“Rule 144” means Rule 144 promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.
“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002.
“SEC Reports” means each registration statement, report, proxy statement or information statement (other than preliminary materials) or other documents filed by the Company or any of its Subsidiaries with the Commission pursuant to the Securities Act or the Exchange Act or the rules and regulations thereunder since January 1, 2010, each in the form (including exhibits and any amendments) filed with the Commission.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder by the Commission from time to time.
“Series A Preferred Stock” means the Company’s Series A Convertible Preferred Stock.
“Series C Preferred Stock” means the Company’s Series C Convertible Preferred Stock.
“Series E Preferred Stock” has the meaning assigned to such term in the Recitals hereto.
“SSS” has the meaning assigned to such term in the Preamble.

“Subsidiary” of any specified Person means any other Person more than 50% of the outstanding voting securities of which is owned or controlled, directly or indirectly, by such specified Person or by one or more other Subsidiaries of such specified Person, or by such specified Person and one or more other Subsidiaries of such specified Person. For the purposes of this definition, “voting securities” means securities which ordinarily have voting power for the election of directors (or other Persons having similar functions), whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency, or other ownership interests ordinarily constituting a majority voting interest.
“Tax Claim” has the meaning assigned to such term in Section 5.1(a)(ix).
“Tax” or “Taxes” means any taxes, assessment, duties, fees, levies, imposts, deductions, or withholdings, including income, gross receipts, ad valorem, value added, excise, real or personal property, asset, sales, use, license, payroll, transaction, capital, net worth and franchise taxes, estimated taxes, withholding, employment, social security, workers’ compensation, utility, severance, production, unemployment compensation, occupation, premium, windfall profits, transfer and gains taxes, or other governmental charges of any nature whatsoever, imposed by any taxing authority of any government or country or political subdivision of any country, and any liabilities with respect thereto, including any penalties, additions to tax, fines or interest thereon and includes any liability for Taxes of another Person by Contract, as a transferee or successor, under Treasury Regulation 1.1502-6 or analogous state, local or foreign Requirement of Law provision or otherwise.
“Titles Valuation Report” has the meaning assigned to such term in Section 7.1(e).
“Trading Affiliates” has the meaning assigned to such term in Section 4.11.
“Voting Securities” means any class or classes of stock of the Company pursuant to which the holders thereof have the general power under ordinary circumstances to vote with respect to the election of the Board of Directors, irrespective of whether or not, at the time, stock of any other class or classes shall have, or might have, voting power by reason of the happening of any contingency.
“Warrant” has the meaning assigned to such term in the Preamble.
“Warrant Shares” has the meaning assigned to such term in the Preamble.
Article 2
PURCHASE AND SALE OF SECURITIES
2.1   Purchase and Sale of Securities.
(a) Subject to the terms set forth herein and in reliance upon the representations set forth below, at the Closing, the Company shall issue and sell to the Purchaser (i) the Cash Common Shares and the Warrant for an aggregate purchase price of  $10,000,000 (the “Purchase Price”) and (ii) the IP Common Shares (subject to adjustment pursuant to Section 2.1(b)) in exchange for the grant of the licenses under the License Agreement.
(b) In the event the Titles Valuation Report concludes that the Titles have a value of less than $29,100,000 then Licensor shall not receive 9,208,861 shares of Common Stock, but shall receive a number of shares of Common Stock equal to the valuation of the Titles (as per the Titles Valuation Report) divided by $3.16; provided, however, that Purchaser shall have the ability to deliver Additional Titles (as defined in the License Agreement) to the Company for a period of three (3) months following the Closing, valued by the Valuation Firm and approved by the Company, and Purchaser shall receive such amount of shares of Common Stock equal to the value of such Additional Titles divided by $3.16. Purchaser shall in no event be able to deliver Additional Titles in excess of  $29,100,000, and Purchaser shall not receive Common Stock of the Company in excess of 9,208,861, without the Company’s approval.
2.2   Closing. Subject to the last sentence of this Section 2.2, the issuance, sale and purchase of the Securities shall take place at a closing (the “Closing”) to be held at the offices of Cooley LLP, 1114 Avenue of the Americas, New York, New York (except that the Closing may be conducted as a “virtual closing”, with the parties providing signature pages to each other electronically or via facsimile), at 10:00 A.M., local time, on the Closing Date. On the first Business Day after the conditions set forth in Sections 6.1 and 7.1 (other than those to be satisfied on the Closing Date, which shall be satisfied or waived on such date) have been satisfied or waived by the party entitled to waive such conditions or such later date and time as the parties may agree in writing (the “Closing Date”), the Purchaser shall (a)(i) deliver to the Company by wire transfer in immediately available funds to an account or accounts designated in writing by the Company to the Purchaser on the Closing Date, funds in an amount equal to the Purchase Price (which funds will be used by the Company in accordance with Section 2.3), (ii) make or cause to be made the deliveries applicable to the Purchaser set forth in Section 7.1 and (b) the Company shall (i) issue and deliver to the Purchaser the Securities and (ii) make or cause to be made the deliveries set forth in Section 6.1. In no event shall the Company, by reason of this Section 2.2, any of the other terms of this Agreement or otherwise, be obligated to deliver to the Purchaser any of the Cash Common Shares unless and until the Company has received payment from the Purchaser of the full amount of the Purchase Price and the parties to the License Agreement have executed and delivered the same.
2.3   Use of Proceeds. The Purchase Price shall be used by the Company for general working capital purposes as approved by the Board, and the Company shall not, without the prior written consent of the Purchaser, use such monies for other purposes. The Purchase Price shall not be used by the Company for purposes of paying off Shane McMahone’s three million dollar note through the end of 2017.
Article 3
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
The Company hereby represents and warrants to the Purchaser as follows:
3.1   Corporate Existence and Power. The Company (a) is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Nevada; (b) has all requisite corporate power and authority to own and operate its properties, to lease the properties it operates as lessee and to carry on its business as currently conducted and currently contemplated to be conducted; and (c) has (or will have, as applicable) all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement (collectively, the “Company Agreements”). The Company is duly qualified to do business as a foreign corporation in, and is in good standing under the Laws of, each jurisdiction in which the conduct of its business or the nature of the property owned requires such qualification except where the failure to be so qualified or in good standing, individually or in the aggregate would not be materially adverse to the Company.
3.2   Subsidiaries. Except as set forth on Schedule 3.2, the Company has no Subsidiaries and no interest or investments in any corporation, partnership, limited liability company, trust or other entity or organization. Each Subsidiary listed on Schedule 3.2 has been duly organized, is validly existing and in good standing under the Laws of the jurisdiction of its organization, has all requisite corporate (or, in the case of an entity other than a corporation, other) power and authority to own and operate its properties, to lease the properties it operates as lessee and to carry on its business as currently conducted and currently contemplated to be conducted, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or the nature of its properties requires such qualification except where the failure to be so qualified or in good standing, individually or in the aggregate, has not had and would not be materially adverse to the Company. Except as set forth on Schedule 3.2, all of the issued and outstanding stock (or equivalent interests) of each Subsidiary set forth on Schedule 3.2 has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company free and clear of any Liens and there are no rights, options or warrants outstanding or other agreements to acquire shares of stock (or equivalent interests) of such Subsidiary. Schedule 3.2 sets forth the capitalization of each of the Subsidiaries, including the amount and kind of equity interests held by the Company in the Subsidiary and the percentage interest represented thereby.
3.3   Corporate Authorization; No Contravention. The execution, delivery and performance by the Company of each Company Agreement and the consummation of the transactions contemplated thereby, (a) subject to the satisfaction of the matters described in Section 3.24(b), have been duly authorized by all necessary corporate action of the Company; (b) do not contravene the terms of the Articles of Incorporation or Bylaws or the organizational documents of its Subsidiaries; (c) do not entitle any Person to exercise any statutory or contractual preemptive rights to purchase shares of capital stock or any equity interest in the Company, other than pursuant to the Investor Rights Agreement and (d) subject to receipt or satisfaction of the approvals, consents, exemptions, authorizations or other actions, notices or filings set forth on Schedule 3.4, and do not violate or result in any breach or contravention of, a default under, or an acceleration of any obligation under or the creation (with or without notice, lapse of time or both) of any Lien under, result in the termination or loss of any right or the imposition of any penalty under any Contractual Obligation of the Company or its Subsidiaries or by which their respective assets or properties are bound or any Requirement of Law applicable to the Company or its Subsidiaries or by which their respective assets or properties are bound. No event has occurred and no condition exists which (upon notice or the passage of time or both) would constitute, or give rise to: (i) any breach, violation, default, change of control or right to cause the Company to repurchase or redeem under, (ii) any Lien on the assets of the Company or any of its Subsidiaries under, (iii) any termination right of any party, or any loss of any right or imposition of any penalty, under or (iv) any change or acceleration in the rights or obligations of any party under, any material Contractual Obligation of the Company or its Subsidiaries (or by which their respective assets or properties are bound) or the Articles of Incorporation or Bylaws or the organizational documents of the Company’s Subsidiaries except for any of the foregoing that, individually or in the aggregate, would not be material to the Company or its Subsidiaries.
3.4   Governmental Authorization; Third Party Consents. Except as set forth on Schedule 3.4, no approval, consent, qualification, order, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority, or any other Person in respect of any Requirement of Law, Contractual Obligation or otherwise, and no lapse of a waiting period under a Requirement of Law, is necessary or required in connection with the execution, delivery or performance (including, without limitation, the issuance, sale and delivery of the Securities by the Company, or enforcement against the Company, of the Company Agreements or the consummation of the Contemplated Transactions except for any of the foregoing that, individually or in the aggregate, would not be material to the Company or its Subsidiaries.
3.5   Binding Effect. Each of the Company Agreements has been (or will, as of the Closing, be, as applicable) duly authorized, executed and delivered by the Company and, subject to Equitable Principles, constitutes (or will, as of the Closing, constitute, as applicable) the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.
3.6   Capitalization of the Company and its Subsidiaries. The authorized stock of the Company consists of 1,500,000,000 shares of Common Stock and 50,000,000 shares of preferred stock, par value $0.001, of the Company (the “Preferred Stock”). As of the date hereof, (a) 7,000,000 shares of Series A Preferred Stock are issued and outstanding, 7,254,997 shares of Series E Preferred Stock are issued and outstanding and have no voting rights, (b) 24,027,924 shares of Common Stock are issued and outstanding, (c) 12,468,025 shares of Common Stock are reserved for or subject to issuance. Schedule 3.6 sets forth a true and correct list of all outstanding rights, options or warrants to purchase shares of any class or series of stock of the Company (collectively, the “Company Options”) and a true and correct list of each of the Company’s stock option, incentive, purchase or other plans pursuant to which options or warrants to purchase stock of the Company may be issued (collectively, the “Existing Plans”). Except as set out on Schedule 3.6 and for (i) shares of Common Stock issuable pursuant to the exercise of outstanding Company Options, (ii) shares of Common Stock issuable upon conversion of the Series A Preferred Stock, or the Series E Preferred Stock, (iii) securities issuable upon conversion of the Convertible Promissory Note, dated May 10, 2012, (the “McMahon Note”), there are no shares of Common Stock or any other equity security of the Company issuable upon conversion or exchange of any security of the Company or any of its Subsidiaries nor any rights, options or warrants outstanding or other agreements to acquire shares of stock of the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries is contractually obligated to issue any shares of stock or to purchase, redeem or otherwise acquire any of its outstanding shares of stock. Neither the Company nor any of its Subsidiaries has created any “phantom stock,” stock appreciation rights or other similar rights the value of which is related to or based upon the price or value of the Common Stock. Neither the Company nor any of its Subsidiaries has outstanding debt or debt instruments providing for voting rights with respect to the Company or such Subsidiary to the holders thereof. Other than pursuant to the Investor Rights Agreement, no stockholder of the Company or any of its Subsidiaries or other Person is entitled to any preemptive or similar rights to subscribe for shares of stock of the Company or any of its Subsidiaries. All of the issued and outstanding shares of Common Stock and Preferred Stock are duly authorized, validly issued, fully paid, and nonassessable. Other than pursuant to the Employment Agreements between the Company and McMahon and Song, respectively, neither the Company nor any of its Subsidiaries has granted to any Person the right to demand or request that the Company or such Subsidiary effect a registration under the Securities Act of any securities held by such Person or to include any securities of such Person in any such registration by the Company or such Subsidiary.
3.7   Commission Documents; Sarbanes-Oxley Compliance.
(a) Since December 31, 2011, the Company has filed with or furnished to the Commission all forms, reports, statements, schedules, certificates and other documents that have been required to be filed or furnished by it under applicable Laws on a timely basis or received a valid extension of such time of filing and filed any such SEC Reports prior to the expiration of any such extension. The Company has made available to Purchaser true, complete and unredacted copies of  (i) SEC Reports filed or furnished prior to the date of this Agreement, in each case to the extent not publicly filed in unredacted form and (ii) all correspondence between the Company (or on its behalf) and the Commission. As of its filing date (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseded filing), (A) each SEC Report complied as to form in all material respects with the applicable requirements of the Securities Act or the Exchange Act, as the case may be, each as in effect on the date such Company SEC Report was filed, and (B) each SEC Report did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. None of the Company’s Subsidiaries is required to file any forms, reports or other documents under the Exchange Act. No executive officer of the Company has failed to make the certifications required of him or her under Section 302 or 906 of the Sarbanes-Oxley Act with respect to any SEC Report, except as disclosed in certifications filed with the SEC Reports. Neither the Company nor any of its executive officers has received notice from any Governmental Authority challenging or questioning the accuracy, completeness, form or manner of filing of such certifications. The Company and each of its officers is in compliance in all material respects with (x) the applicable provisions of the Sarbanes-Oxley Act and the rules and regulations promulgated thereunder, and (y) the applicable listing and corporate governance rules and regulations of NASDAQ.
(b) The management of the Company has (i) designed disclosure controls and procedures to ensure that material information relating to the Company, including its consolidated Subsidiaries, is made known to the management of the Company by others within those entities, and (ii) has disclosed, based on its most recent evaluation, to the Company’s outside auditors and the audit committee of the Board of Directors (A) any significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data and have identified for the Company’s outside auditors any material weaknesses in internal controls and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls. A summary of any of those disclosures made by management to the Company’s auditors and audit committee has been furnished to Purchaser. The Company and each of its Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (1) transactions are executed in accordance with management’s general or specific authorizations, (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (3) access to assets is permitted only in accordance with management’s general or specific authorization and (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
(c) Since December 31, 2011, neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any director, officer, employee, auditor, accountant or representative of the Company or any of its Subsidiaries has received or otherwise had or obtained knowledge of any complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or any of its Subsidiaries or their respective internal accounting controls, including any complaint, allegation, assertion or claim that the Company or any of its Subsidiaries has engaged in questionable accounting or auditing practices. No attorney representing the Company or any of its Subsidiaries, whether or not employed by the Company or any of its Subsidiaries, has reported evidence of a material violation of securities Laws, breach of fiduciary duty or similar violation by the Company or any of its officers, directors, employees or agents to the Board of Directors or any committee thereof or to any director or officer of the Company.
(d) To the knowledge of the Company, no employee of the Company or any of its Subsidiaries has provided or is providing information to any law enforcement agency regarding the commission or possible commission of any crime or the violation or possible violation of any Law, rule, regulation, order, decree or injunction. Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any contractor, subcontractor or agent of the Company or any such Subsidiary of the Company has discharged, demoted, suspended, threatened, harassed or in any other manner discriminated against an employee of the Company or any of its Subsidiaries in the terms and conditions of employment because of any act of such employee described in 18 U.S.C. ss.1514A(a).
3.8   Absence of Certain Developments. Since December 31, 2011, and except as described in the SEC Reports filed with the Commission prior to the date hereof  (a) each of the Company and its Subsidiaries has operated in the ordinary course, (b) there has been no occurrence or event of the type set forth in Section 5.1(a), and there has occurred no fact, event, circumstance or development that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect.
3.9   Indebtedness; No Undisclosed Liabilities. Schedule 3.9 sets forth the Indebtedness of the Company. Neither the Company nor any of its Subsidiaries has any material liabilities or obligations of any nature, whether or not accrued, contingent or otherwise, except (a) liabilities or obligations disclosed or reserved against in the SEC Reports filed with the Commission prior to the date hereof, (b) liabilities or obligations which arose after the last date of any such SEC Report, in the ordinary course of business consistent with past practice that, individually or in the aggregate, do not exceed $1,000,000, (c) as set forth on Schedule 3.9, and (d) liabilities incurred in connection with the Contemplated Transactions that are not in breach of this Agreement.
3.10   Compliance with Laws; Licenses.
(a) Except as set forth in the SEC Reports filed with the Commission prior to the date hereof, neither the Company nor any of its Subsidiaries in the conduct of its business, is, or since December 31, 2011, has been, in violation of any Requirement of Law, or any judgments, orders, rulings, injunctions or decrees of a Governmental Authority (collectively, “Decrees”), applicable thereto or to the employees conducting such business, except for violations that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect.
(b) The Company and its Subsidiaries as applicable, have obtained or made, as the case may be, all permits, licenses, authorizations, orders and approvals, and all filings, applications and registrations with, all Governmental Authorities (“Licenses”), that are required to conduct the businesses of the Company and its Subsidiaries in the manner and to the full extent as currently conducted or currently contemplated to be conducted except where such failure to obtain or make, individually or in the aggregate, would not be materially adverse to the Company. None of such Licenses is subject to any restriction or condition that limits or would reasonably be expected to limit in any material way the full operation of the Company or its Subsidiaries as currently conducted or currently contemplated to be conducted. Each of the Licenses has been duly obtained, is valid and in full force and effect, and is not subject to any pending or threatened proceeding to limit, condition, suspend, cancel, suspend, or declare such License invalid. Neither the Company nor any of its Subsidiaries is in default in any material respect with respect to any of the Licenses, and to the knowledge of the Company no event has occurred which constitutes, or with due notice or lapse of time or both may constitute, a default by the Company or any such Subsidiary under any License.
3.11   Litigation. There is no legal action, suit, arbitration, proceeding or, to the knowledge of the Company, other legal, administrative or other governmental investigation or inquiry pending or claims asserted (or, to the knowledge of the Company, any threat thereof) against the Company or any of its Subsidiaries or relating to any of the Company Agreements or the Contemplated Transactions or against any officer, director or employee of the Company in connection with such Person’s relationship with or actions taken on behalf of the Company. The Company is not subject to any Decree that, individually or in the aggregate, has had or would reasonably be expected to be material to the Company.
3.12   Material Contracts.
(a) Schedule 3.12(a) sets forth a true, correct and complete list of the following Contractual Obligations (including every written amendment, modification or supplement to the foregoing or other material amendment, modification or supplement to the foregoing that is binding on the Company or any of its Subsidiaries) to which the Company or any of its Subsidiaries is a party: (i) any Contractual

Obligation that is a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the Commission), (ii) Contractual Obligations that collectively represent the top 5 agreements (based on cost) with content licensors for the Company and its Subsidiaries during the Company’s last fiscal year, (iii) Contractual Obligations that collectively represent the top 5 agreements (based on revenue) for distribution services and cooperation agreements of the Company and its Subsidiaries during the Company’s last fiscal year, (iv) any Contractual Obligation (other than a Contractual Obligation described in one of the other provisions of this Section 3.12(a) without regard to any threshold contained therein) that involves annual expenditures during the Company’s last fiscal year by the Company or any Company Subsidiary in excess of  $200,000 and is not otherwise cancelable by the Company or any of its Subsidiaries without any financial or other penalty on 90-days’ or less notice, (v) any Lease for real property or (vi) any other Contractual Obligation that is material to the Company or its Subsidiaries (each Contractual Obligation referenced above in clauses (i) through (vi) individually, a “Material Contract” and collectively, “Material Contracts”); provided that, with respect to Company Material Contracts described above, such list shall identify the date of such contract and any communications (written or, to the knowledge of the Company, oral) received by the Company or its Subsidiaries from any party to such contract or on behalf of any such party that such party intends to cancel, terminate, seek re-bidding of or fail to renew such contract. Except as set forth on Schedule 3.12(a), the Company has delivered or made available true, correct and complete copies of all such Contractual Obligations to counsel to Purchaser.
(b) All of the Material Contracts are valid, binding and in full force and effect in all material respects and enforceable by the Company in accordance with their respective terms in all material respects, subject to Equitable Principles. The Company is not in material default or breach under any of its Contractual Obligations or organizational documents and, to the knowledge of the Company, no other party to any of its Contractual Obligations is in material default or breach thereunder (and no event has occurred which with the passage of time or the giving of notice or both would result in a material default or breach by the Company or, to the knowledge of the Company, by any other party thereunder). Except as set forth on Schedule 3.12(b), neither the Company nor any of its Subsidiaries is a party to any non-competition agreement or any other agreement or obligation that materially limits or will materially limit the Company or any of its Subsidiaries from engaging in any line of business in any territory.
3.13   Environmental. The Company and its Subsidiaries are, and have been, in compliance with all Environmental Laws, except where such non-compliance, individually or in the aggregate, has not had and would not reasonably be expected to be materially adverse to the Company. Neither the Company nor any of its Subsidiaries has received any written notice that alleges that the Company or its Subsidiaries is not in compliance with any Environmental Laws, and to the knowledge of the Company, there are no circumstances that could reasonably be expected to prevent or interfere with such compliance in the future. There is no Environmental Claim pending, or to the knowledge of the Company, threatened against the Company or any of its Subsidiaries with respect to the operations or business of the Company or its Subsidiaries, or against any Person whose liability for any Environmental Claim the Company or its Subsidiaries has retained or assumed either contractually or by operation of Law. There has been no release at any time of any Materials of Environmental Concern at, on, about, under or within any real property currently, or to the knowledge of the Company, formerly owned, leased, operated or controlled by the Company or any of its Subsidiaries or any of their predecessors.
3.14   Taxes. All Returns required to be filed by the Company and each of its Subsidiaries have been timely filed (after giving effect to any valid extensions of time in which to make such filings) and all such Returns are true, complete, and correct in all material respects. All Taxes that are due or claimed to be due from the Company and each of its Subsidiaries have been timely paid, other than those (i) currently payable without penalty or interest or (ii) being contested in good faith and by appropriate proceedings and for which, in the case of both clauses (i) and (ii), adequate reserves have been established on the books and records of the Company and its Subsidiaries in accordance with GAAP. There are no proposed, asserted, ongoing or to the knowledge of the Company, threatened, assessments, examinations, claims, deficiencies, Liens or other litigation with regard to any Taxes or Returns of the Company or any of its Subsidiaries. To the knowledge of the Company, the accruals and reserves on the books and records of the Company and its Subsidiaries in respect of any Tax liability for any taxable period not finally determined are adequate to meet any assessments of Tax for any such period. The Company is not a United States real property holding corporation as defined in Section 897(c)(2) of the Code. The Company and each of its Subsidiaries are not currently the beneficiary of any extension of time within which to file any Tax Return. All material amounts required to be collected or withheld by the Company or any of its Subsidiaries have been collected or withheld and any such amounts that are required to be remitted to any taxing authority have been duly and timely remitted. Neither the Company nor any of its Subsidiaries has waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency. No taxing authority in a jurisdiction where the Company or its Subsidiaries do not file Tax Returns has made a written claim or assertion that the Company or its Subsidiaries are or may be subject to taxation by such jurisdiction. The Company and each of its Subsidiaries is not a party to or bound by any Tax sharing or Tax allocation or similar Contractual Obligation. True and complete copies of all income Tax Returns that have been filed by the Company or any of its Subsidiaries for Tax periods after December 31, 2008 have been delivered or made available to the Purchaser. The Company and each of its Subsidiaries (A) has not been a member of an affiliated group filing a consolidated federal income Tax Return (other than a group of which the Company was the common parent) or (B) does not have any liability for the Taxes of any Person (other than the Company) under Treasury Regulation ss. 1.1502-6 (or any similar provision of state, local, or foreign Requirement of Law), as a transferee or successor, by contract, or otherwise. The Company and each of its Subsidiaries has not agreed, and is not required to include in income any adjustment pursuant to Section 481(a) of the Code (or analogous provision of foreign, state, or local Requirement of Law) by reason of a change in accounting method or otherwise, and the Company and each of its Subsidiaries does not have knowledge that the Internal Revenue Service (or other taxing authority) has proposed or is considering any such change in accounting. The Company and each of its Subsidiaries will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any: (A) “closing agreement” as described in Code ss. 7121 (or any corresponding or similar provision of state, local or foreign income Tax Requirement of Law) executed on or prior to the Closing Date; (B) installment sale or open transaction disposition made on or prior to the Closing Date; or (C) prepaid amount received on or prior to the Closing Date.
3.15   Title to Property and Assets; Leases. Except as set forth on Schedule 3.15, each of the Company and its Subsidiaries has good and marketable title, free and clear of all Liens to all of its assets, including all real property and interests in real property owned in fee simple by the Company and its Subsidiaries and all real property leased, subleased or otherwise occupied by the Company and its Subsidiaries and any assets and properties which it purports to own, except (i) Liens for taxes not yet due and payable and (ii) Liens that do not interfere with the use, utility or value of such assets in any material respect. All leases to which the Company or any of its Subsidiaries is a party (collectively, the “Leases”) are valid and binding and in full force and effect in accordance with their respective terms on the Company and its Subsidiaries and, to the knowledge of the Company, with respect to each other party to any such Leases, except, in each case, subject to Equitable Principles. No material default (or event which, with the giving of notice or passage of time, or both, would constitute a material default) by the Company or any of its Subsidiaries, or to the knowledge of the Company by any other party thereto, has occurred and is continuing under the Leases. The Company and its Subsidiaries enjoy a peaceful and undisturbed possession under all such Leases to which any of them is a party as lessee. With respect to each Lease, to the knowledge of the Company, either (a) such Lease is not subject or subordinate to any mortgage, deed of trust or other lien which has priority over such Lease, or (b) the holder of any such lien has entered into a valid, binding and enforceable nondisturbance agreement in favor of the lessee pursuant to which the Lease cannot be extinguished or terminated by reason of any foreclosure or other acquisition of title by such holder if the lessee thereunder is not in default under the Lease as of the date of acquisition of title. As used herein, the term “Lease” shall also include subleases or other occupancy agreements (and any amendments thereto) and the term “lessee” shall also include any sublessee or other occupant. Neither the Company nor any of its Subsidiaries own any real property.
3.16   Compliance with ERISA. Except as set forth on Schedule 3.16, the Company has made available to the Purchaser true and complete copies of each Employment Agreement and each material Company Benefit Plan, as well as certain related documents, including, but not limited to, (a) the actuarial report for such Company Benefit Plan (if applicable) for each of the last two years, (b) the most recent determination letter from the IRS (if applicable) for such Company Benefit Plan, (c) the two most recent annual reports (Series 5500 and related schedules) required under ERISA (if any), (d) the most recent summary plan descriptions (with all material modifications) and (e) all material communications to any current or former employees of the Company relating to any material Company Benefit Plan or Employment Agreement. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect: (A) each of the Company Benefit Plans has been operated and administered in all material respects in compliance with its terms and all applicable Laws; (B) each of the Company Benefit Plans intended to be “qualified” within the meaning of Section 401(a) of the Code is so qualified; and (C) there are no pending, or to the knowledge of Company, threatened claims (other than routine claims for benefits) by, on behalf of or against any of the Company Benefit Plans or any trusts related thereto or pursuant to any Employment Agreement. Neither the Company nor any ERISA Affiliate currently sponsors, maintains or contributes to, and is not required to contribute to, nor has ever sponsored, maintained or contributed to, and been required to contribute to, or incurred any liability with respect to any “employee benefit plan” (within the meaning of Section 3(3) of ERISA) that is subject to Section 302 of the Code or Title IV of ERISA. No non-exempt “prohibited transaction,” within the meaning of Section 4975 of the Code or Section 406 of ERISA, has occurred with respect to any Company Benefit Plan which could, individually or in the aggregate, reasonably be expected to result in a material liability to the Company. No material liability under any Company Benefit Plan has been funded nor has any such obligation been satisfied with the purchase of a contract from an insurance company as to which the Company has received notice that such insurance company is insolvent or is in rehabilitation or any similar proceeding. No Company Benefit Plan is under audit or, to the knowledge of the Company, investigation by, or is the subject of a proceeding with respect to, the IRS, the Department of Labor or the Pension Benefit Guaranty Corporation, and, to the knowledge of the Company, no such audit, investigation or proceeding is threatened. Except as set forth on Schedule 3.16, with respect to each Company Benefit Plan which provides medical benefits, short-term disability benefits or long-term disability benefits (other than any “pension plan” within the meaning of Section 3(2) of ERISA), all claims incurred by the Company under such Company Benefit Plan are either insured pursuant to a contract of insurance whereby the insurance company bears any risk of loss with respect to such claims or covered under a contract with a health maintenance organization pursuant to which such health maintenance organization bears the liability for such claims. Except as set forth on Schedule 3.16 hereto or disclosed in the SEC Reports filed with the Commission prior to the date hereof, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (either alone or in conjunction with any other event such as termination of employment) (i) result in, or cause any increase, acceleration or vesting of, any payment, benefit or award under any Company Benefit Plan or Employment Agreement to any director or employee of Company or any of its Subsidiaries, (ii) give rise to any obligation to fund for any such payments, awards or benefits, (iii) give rise to any limitation on the ability of the Company or any of its Subsidiaries to amend or terminate any Company Benefit Plan, or (iv) result in any payment or benefit that will or may be made by the Company or any of its Subsidiaries or affiliates that will be characterized as an “excess parachute payment,” within the meaning of Section 280G of the Code. Except as set forth on Schedule 3.16, neither the Company nor any of its Subsidiaries or ERISA Affiliates has any liability to provide any post-retirement or post-termination life, health, medical or other welfare benefits to any current or former employees or beneficiaries or dependents thereof which, individually or in the aggregate, is material, except for health continuation coverage as required by Section 4980B of the Code or Part 6 of Title I of ERISA or applicable state healthcare continuation coverage Laws which, individually or in the aggregate, is at no material expense to the Company and its Subsidiaries. With respect to each Company Benefit Plan, there are no understandings, agreements or undertakings that would prevent the Company from amending or terminating such Company Benefit Plan at any time without incurring material liability thereunder other than in respect of accrued obligations and medical or welfare claims incurred prior to such amendment or termination.
3.17   Labor Relations; Employees.
(a) (i) Neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement, labor union contract, or trade union agreement (each a “Collective Bargaining Agreement”), (ii) to the knowledge of the Company, there are no activities or proceedings of any labor or trade union to organize any employees of the Company or any of its Subsidiaries; (iii) no Collective Bargaining

Agreement is being negotiated by the Company or any of its Subsidiaries, (iv) there is no strike, lockout, slowdown, or work stoppage against the Company or any of its Subsidiaries pending or, to the knowledge of the Company, threatened that may interfere with the respective business activities of the Company or any of its Subsidiary.
(b) The Company and its Subsidiaries have complied in all material respects with applicable Laws with respect to employment (including but not limited to applicable Laws regarding wage and hour requirements, correct classification of independent contractors and of employees as exempt and non-exempt, immigration status, discrimination in employment, employee health and safety, and collective bargaining).
(c) The Company and each of its Subsidiaries have withheld all amounts required by applicable Law to be withheld from the wages, salaries, and other payments to employees, and are not, to the knowledge of the Company, liable for any arrears of wages or any taxes or any penalty for failure to comply with any of the foregoing. Neither the Company nor any of its Subsidiaries is liable for any material payment to any trust or other fund or to any Governmental Authority, with respect to unemployment compensation benefits, social security or other benefits for employees (other than routine payments to be made in the ordinary course of business consistent with past practice).
3.18   Certain Payments. Neither the Company nor any Subsidiary nor, to the knowledge of the Company, any director, officer, agent, employee, or other Person associated with or acting on behalf of any of them, has directly or indirectly (a) made any contribution, gift, bribe, rebate, payoff, influence payment, kickback, or other payment to any Person, private or public, regardless of form, whether in money, property, or services (i) to obtain favorable treatment in securing business, (ii) to pay for favorable treatment for business secured, (iii) to obtain special concessions or for special concessions already obtained, for or in respect of the Company or any Subsidiary or any Affiliate of the Company or any Subsidiary, or (iv) in violation of any Requirement of Law, or (b) established or maintained any fund or asset that has not been recorded in the books and records of the Company.
3.19   Insurance. The Company and its Subsidiaries maintain, with financially sound and reputable insurers, insurance in such amounts, including deductible arrangements, and of such a character as is, in the judgment of the Board of Directors, reasonable in light of the risks faced by the Company in the conduct of its business. All policies of title, fire, liability, casualty, business interruption, workers’ compensation and other forms of insurance including, but not limited to, directors and officers insurance, held by the Company and its Subsidiaries, are in full force and effect in accordance with their terms. Neither the Company nor any of its Subsidiaries is in default in any material respect under any provisions of any such policy of insurance that has not been remedied and no such Person has received notice of cancellation of any such insurance.
3.20   Intellectual Property. The Company and its Subsidiaries own the entire and unencumbered right, title and interest in and to, or possess adequate licenses or other rights to use, all intellectual property, including but not limited to, patents, trademarks, service marks, trade names, trade secrets, copyrights, domain names, computer software (including but not limited to code, data, databases and documentation) and know-how used in, or necessary to, the business as currently conducted or currently contemplated to be conducted by the Company or any of its Subsidiaries (the “Intellectual Property”) except where such failure to so own or possess, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect. All Intellectual Property which is a material patent, trademark, service mark, trade name, copyright or domain name is set forth on Schedule 3.20. The Company and each of its Subsidiaries have performed all commercially reasonable acts to protect and maintain its material Intellectual Property, including but not limited to paying all required fees and Taxes to maintain all registrations and applications of such Intellectual Property in full force and effect. Except as set forth on Schedule 3.20, none of the Company or any of its Subsidiaries has received any written notice of infringement of or conflict with (or knows of such infringement of or conflict with) asserted rights of others with respect to the use of Intellectual Property. To the knowledge of the Company, the Company and its Subsidiaries do not in the conduct of their business infringe or conflict with any right of any third party. Except as set forth on Schedule 3.20, neither the Company nor any of its Subsidiaries have asserted within two years of the date hereof, any claim against any third party that such party has violated, infringed, misappropriated or misused, in any material respect, any Intellectual Property. The Company and its Subsidiaries have taken commercially reasonable precautions to preserve and protect the availability, confidentiality, security and integrity of data held or transmitted by or through the Company and its Subsidiaries’ computer networks, software, hardware, and other systems.
3.21   Affiliate Transactions.
(a) Except for transactions described on Schedule 3.21(a) and the Contemplated Transactions, (i)(w) no current officer, director or employee of the Company or any of its Subsidiaries, (x) to the knowledge of the Company, no former officer, director or employee of the Company or any of its Subsidiaries, (y) to the knowledge of the Company, no Affiliate or associate of any current officer, director or employee of the Company or any of its Subsidiaries and (z) to the knowledge of the Company, no Affiliate or associate of any former officer, director or employee of the Company or any of its Subsidiaries has, directly or indirectly, any interest in any contract, arrangement or property (real or personal, tangible or intangible) used by the Company or any such Subsidiary or in their respective businesses, or in any supplier, distributor or customer of the Company or any such Subsidiary (other than indirectly through such Person’s ownership of the securities of a corporation whose stock is traded on a national securities exchange or in the over-the-counter market and less than one percent (1%) of the stock of such corporation is beneficially owned by such Person) and (ii) neither the Company nor any of its Subsidiaries shares any assets, rights or services with any entity that is controlled by any current officer, director or employee of the Company or any of its Subsidiaries or, to the knowledge of the Company, by any former officer, director or employee of the Company or any of its Subsidiaries.
(b) Except as set forth on Schedule 3.21(b), each ongoing intercompany transaction set forth on Schedule 3.21(a) is on terms that are (i) consistent with the past practice of the Company and (ii) at least as favorable in the aggregate for such transaction to the Company as would be available with independent third parties dealing at arms’ length.
3.22   Investment Company Act. Neither the Company nor any of its Subsidiaries is, and, after giving effect to consummation of the transactions contemplated hereby and by the other Company Agreements, will be, an “investment company” or an entity “controlled by” an “investment company” (as such terms are defined in the Investment Company Act of 1940, as amended).
3.23   Private Offering. No form of general solicitation or general advertising was used by the Company or its representatives in connection with the offer or sale of the Securities. No registration of the Securities pursuant to the provisions of the Securities Act will be required by the offer, sale, or issuance of the Securities pursuant to this Agreement and no registration of the Warrant Shares upon conversion of the Warrant will be required, assuming the accuracy of the Purchaser representations contained in Section 4.5.
3.24   Board Approval; Stockholder Approval.
(a) The Board of Directors at a meeting duly called and held has unanimously determined the Contemplated Transactions to be advisable and in the best interests of the Company and its stockholders and has approved the Contemplated Transactions. The Board of Directors has taken all action required in order to (i) exempt the Purchaser, in respect to its purchase of the Securities and conversion of the Warrant and any other securities of the Company acquired pursuant to the Contemplated Transactions, from “interested stockholder” status as defined under Section 78.411 et seq of the Nevada Private Corporations Law (the “NPCL”) and (ii) exempt the Contemplated Transactions from the requirements of, and from triggering any provisions under, any “moratorium,” “control share,” “fair price,” “interested stockholder,” “affiliate transaction,” “business combination” or other anti-takeover Laws and regulations of any Governmental Authority.
(b) The affirmative vote of  (i) the holders of a majority of the total votes cast in person or by proxy at a meeting of the Company’s shareholders or (ii) the holders of a majority of the outstanding voting securities of the Company entitled to vote on the relevant matters, if such action is taken by written consent, is required under the rules of NASDAQ to approve the sale and issuance of the Securities (collectively, the “Required Vote”). Except for the Required Vote, no approval by the holders of any shares of stock of the Company is required in connection with the execution or delivery of the Company

Agreements or the consummation of the Contemplated Transactions, and there are no rules and regulations prohibiting the Company Agreements and the Contemplated Transactions, whether pursuant to the NPCL, the Articles of Incorporation or Bylaws, the rules and regulations of the FINRA, NASDAQ or otherwise.
3.25   Securities.
(a) All Securities, when issued and delivered in accordance with the terms of this Agreement and the other Company Agreements, will be duly and validly issued and outstanding, fully paid and nonassessable and free and clear of any Liens (other than any Liens granted by any Purchaser), not subject to preemptive or other similar rights, and constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms.
(b) All shares of the Common Stock issued and delivered upon conversion of the Warrant, will, when so issued and delivered, be duly and validly issued and outstanding, fully paid and nonassessable and free and clear of any Liens (other than any Liens granted by any Purchaser) and, except as set forth on Schedule 3.25, will not subject to preemptive or other similar rights.
3.26   No Brokers or Finders. No agent, broker, finder, or investment or commercial banker or other Person (if any) engaged by or acting on behalf of the Company or any Subsidiary or Affiliate is or will be entitled to any brokerage or finder’s or similar fee or other commission as a result of the Company Agreements or the Contemplated Transactions.
3.27   Disclosure. Neither this Agreement nor any certificate, instrument or written statement furnished or made to any Purchaser by or on behalf of the Company in connection with the transactions contemplated by this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein in light of the circumstances under which they were made not misleading.
3.28   Suitability. Neither the Company nor any of its directors, officers, Subsidiaries or, to the knowledge of the Company, other Affiliates (a) has ever been convicted of or, to the knowledge of the Company since December 31, 2002, indicted for any felony or any crime involving fraud, misrepresentation or moral turpitude, (b) is subject to any Decree barring, suspending or otherwise limiting the right of the Company or such Person to engage in any activity or (c) has ever been denied any License affecting the Company’s or such Person’s ability to conduct any activity currently conducted or currently contemplated to be conducted by the Company, nor, to the knowledge of the Company, is there any basis upon which such License may be denied.
3.29   Off Balance Sheet Arrangements. Except as disclosed in Management’s Discussion and Analysis of Financial Conditions and Results of Operations in the Company’s Form 10-K for the fiscal year ending December 31, 2012, neither the Company nor any of its Subsidiaries has or is subject to any “Off-Balance Sheet Arrangement” (as defined in Item 303(a)(4)(ii) of Regulation S-K promulgated under the Exchange Act).
Article 4
REPRESENTATIONS AND WARRANTIES OF THE PURCHASER
Each Purchaser hereby represents and warrants to the Company as follows with respect that Purchaser:
4.1   Existence and Power. The Purchaser (a) is duly organized and validly existing under the Laws of the jurisdiction of its formation and (b) has all requisite power and authority to execute, deliver and perform its obligations under this Agreement.
4.2   Authorization; No Contravention. The execution, delivery and performance by the Purchaser of each Company Agreement to which it is a party and the Contemplated Transactions (a) have been duly authorized by all necessary corporate or other action, (b) do not contravene the terms of the Purchaser’s organizational documents, and (c) do not violate, conflict with or result in any breach or contravention of, or the creation of any Lien under, any Contractual Obligation of the Purchaser or any Requirement of Law applicable to the Purchaser, except for such violations, conflicts, breaches or Liens which, individually or in the aggregate, have not had and would not reasonably be expected to have a material adverse effect on the Purchaser’s ability to consummate the Contemplated Transactions.

4.3   Governmental Authorization; Third Party Consents. Except as listed in Schedule 4.3 or, individually or in the aggregate, as has not had and would not reasonably be expected to have a material adverse effect on the Purchaser’s legal power or ability to purchase or own the Securities and exercise the rights incident thereto, no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person in respect of any Requirement of Law, and no lapse of a waiting period under a Requirement of Law, is necessary or required in connection with the execution, delivery or performance by the Purchaser, or enforcement against the Purchaser, of this Agreement or the consummation of the Contemplated Transactions.
4.4   Binding Effect. This Agreement has been duly executed and delivered by the Purchaser and, subject to Equitable Principles, constitutes the legal, valid and binding obligation of the Purchaser, enforceable against it in accordance with its terms.
4.5   Investment Representations.
(a) Purchase for Own Account. The Securities are being acquired by the Purchaser for its own account and with no current intention of distributing or reselling such Securities or any part thereof in any transaction that would be in violation of the securities Laws of the United States of America or any state, without prejudice, however, to the rights of the Purchaser at all times to sell or otherwise dispose of all or any part of the Securities under an effective Registration Statement under the Securities Act or under an exemption from said registration available under the Securities Act. The Purchaser understands and agrees that if the Purchaser should in the future decide to dispose of any Securities, it may do so only in compliance with the Securities Act and applicable state securities Laws, as then in effect. The Purchaser agrees to the imprinting, so long as required by Law, of a legend on all certificates representing the Securities.
(b) Purchaser Status. The Purchaser is an “Accredited Investor” (as defined in Rule 501(a)) under the Securities Act.
(c) Restricted Shares. The Purchaser understands (i) that the Cash Common Shares, the IP Common Shares and the Warrant have not been, and the Warrant Shares issuable upon exercise of the Warrant will not (subject to such rights set forth in Article 8 of this Agreement) be registered under the Securities Act or any state securities Laws, by reason of their issuance by the Company in a transaction exempt from the registration requirements thereof and (ii) the Cash Common Shares, the IP Common Shares, the Warrant and the Warrant Shares may not be sold unless such disposition is registered under the Securities Act and applicable state securities Laws or is exempt from registration thereunder.
(d) Investment Experience. The Purchaser acknowledges that the purchase of the Securities is a highly speculative investment and that it can bear the economic risk and complete loss of its investment and has such knowledge and experience in financial and/or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.
4.6   Receipt of Information. The Purchaser represents that it has had an opportunity to ask questions and receive answers and documents from the Company regarding the business, properties, prospects and financial condition of the Company and concerning the terms and conditions of the offering of the Securities.
4.7   No Brokers or Finders. Except as contemplated by this Agreement, no agent, broker, finder, or investment or commercial banker or other Person (if any) engaged by or acting on behalf of the Purchaser or any of its Affiliates is or will be entitled to any brokerage or finder’s or similar fee or other commission as a result of this Agreement or the Contemplated Transactions.
4.8   Sufficient Funds. The Purchaser, or the Purchaser’s affiliates or designees, will have at the Closing funds sufficient to perform its obligations under this Agreement and to consummate the Contemplated Transactions.
4.9   Litigation. There is no legal action, suit, arbitration or other legal, administrative or other governmental investigation, inquiry, proceeding or other Actions pending or, to the knowledge of the Purchaser, threatened against or affecting the Purchaser or relating to any of the Company Agreements or the Contemplated Transactions which, if determined adversely to the Purchaser, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on the Purchaser’s ability to consummate the Contemplated Transactions. The Purchaser is not subject to any Decree that, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on the Purchaser’s ability to consummate the Contemplated Transactions.
4.10   No General Solicitation. The Purchaser did not learn of the investment in the Securities as a result of any public advertising, and is not aware of any public advertisement or general solicitation in respect of the Company or its securities.
4.11   Prohibited Transactions. Other than with respect to the transactions contemplated herein, since the earlier to occur of: (a) the time that the Purchaser was first contacted by the Company, or any other Person regarding an investment in the Company and (b) the thirtieth (30th) day prior to the date hereof, neither the Purchaser nor any Affiliate of the Purchaser which (i) had knowledge of the transactions contemplated hereby, (ii) has or shares discretion relating to the Purchaser’s investments or trading or information concerning the Purchaser’s investments, or (iii) is subject to the Purchaser’s review or input concerning such Affiliate’s investments or trading decisions (collectively, “Trading Affiliates”) has, directly or indirectly, nor has any Person acting on behalf of, or pursuant to, any understanding with the Purchaser or Trading Affiliate effected or agreed to effect any transactions in the securities of the Company or involving the Company’s securities.
4.12   Reliance on Exemptions. The Purchaser understands that the Cash Common Shares, the IP Common Shares and the Warrant are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities Laws and that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Cash Common Shares, the IP Common Shares and the Warrant.
4.13   Affiliates. The Purchaser is not, has not within the thirty (30) days prior to the date of this Agreement been, and, at the Closing Date will not be, Affiliated with, or an Affiliate of, any other Purchaser.
Article 5
COVENANTS
5.1   Conduct of Business.
(a) Except as expressly contemplated by this Agreement or consented to in writing by the Purchaser, from the date hereof through the earlier of  (i) the Closing Date, and (ii) termination of this Agreement (the “Restricted Period”), the Company and its Subsidiaries shall conduct their businesses in the ordinary course, consistent with past practice and generally in a manner such that the representations and warranties contained in Article 3, to the extent such matters are within the Company’s or any of its Subsidiary’s control, shall continue to be true and correct in all material respects on and as of the Closing Date (except for representations and warranties made as of a specific date) as if made on and as of the Closing Date. The Company shall give the Purchaser prompt notice of any event, condition or circumstance known or that becomes known to the Company occurring during the Restricted Period that would constitute a violation or breach of  (i) any representation or warranty, whether made as of the date hereof or as of the Closing Date, or (ii) any covenant of the Company contained in this Agreement; provided, however, that no such notification shall relieve or cure any such breach or violation of any such representation, warranty or covenant or otherwise affect the accuracy of any such representation or warranty for the purposes of Section 6.1. Without limiting the generality of the foregoing, except as otherwise expressly contemplated by the terms of this Agreement or agreed in writing by the Purchaser during the Restricted Period, the Company shall not, and will cause its Subsidiaries not to:
(i) make a capital expenditure of more than $50,000 except (x) pursuant to agreements or commitments entered into by the Company or any of its Subsidiaries prior to the date hereof and included on Schedule 3.12(a), (y) unless otherwise reserved against in the Company’s most recent financial statements filed with the Commission prior to the date hereof, or (z) except as set forth on Schedule 5.1(a)(i);

(ii) enter into any or amend any Contractual Obligation, other than in the ordinary course of business, or, in any event, involving more than $50,000 except as set forth on Schedule 5.1(a)(ii);
(iii) except as set forth on Schedule 5.1(a)(iii), enter into, modify, make, renew, extend or otherwise alter any credit agreement, note or other similar agreement (including any interest rate or currency swap, hedge, collar or straddle or similar transaction) or instrument to which the Company or a Subsidiary is a party or incur or otherwise become liable with respect to any indebtedness which, in the aggregate, exceeds $50,000, other than trade payables incurred in the ordinary course of business and consistent with past practice;
(iv) enter into any Contractual Obligation with respect to the acquisition of any material business, assets or property (real, personal or mixed, tangible or intangible, including stock or other equity interests in, or evidences of the indebtedness of, any other corporation, partnership or entity);
(v) form any joint venture or partnership;
(vi) sell, lease, license, surrender, relinquish, encumber, pledge, transfer, amend, convey or otherwise dispose of any business, property or assets (whether tangible or intangible) having a material market value;
(vii) fail to maintain any material property of the Company or any of its Subsidiaries in customary repair, order and condition consistent with the Company’s or such Subsidiary’s current maintenance policies, ordinary wear and tear excepted;
(viii) discontinue, permit to lapse or otherwise fail to keep in full force and effect any material policies of insurance or knowingly take any action that would cause any such policy to terminate or be terminable prior to the expiration of its stated term;
(ix) except as required by applicable Law, make or change any material Tax election of the Company or any of its Subsidiaries, change any annual Tax accounting period of the Company or any of its Subsidiaries, adopt or change any Tax accounting method of the Company or any of its Subsidiaries, file any return, declaration, report, claim for refund, or information return or statement relating to Taxes (including any schedule or attachment thereto, and including any amendment thereof, a “Return”) relating to the Company or any of its Subsidiaries in a manner that is materially inconsistent with past practice, enter into any closing agreement relating to material Taxes of the Company or any of its Subsidiaries, settle any material claim made by any Governmental Authority including social security administration, domestic or foreign, having jurisdiction over the assessment, determination, collection or other imposition of Tax or assessment relating to the Company or any of its Subsidiaries (a “Tax Claim”), surrender any right to claim a refund of Taxes relating to the Company or any of its Subsidiaries, consent to any extensions or waivers of the limitations period applicable to any Tax Claim or assessment relating to the Company or any of its Subsidiaries, or enter into a Tax sharing agreement or similar arrangement with respect to the Company or any of its Subsidiaries;
(x) except pursuant to the Investors’ Rights Agreement, purchase, redeem or otherwise acquire, split, combine or reclassify, directly or indirectly, any of the Common Stock or other equity securities or give notice of any intention to exercise any right to purchase, redeem or otherwise acquire, split, combine or reclassify, any of the Common Stock or other equity securities (including any such purchase, redemption, acquisition or notice in accordance with the terms of the Articles of Incorporation or Bylaws or any stockholders agreement);
(xi) except for Exempt Issuances as defined in the Certificate of Designation, issue or sell, or issue any rights to purchase or subscribe for, or subdivide or otherwise change, any shares of the Company’s or any of its Subsidiaries’ stock or other securities or similar rights;
(xii) declare or pay any dividends on or make other distributions (whether in cash, stock or property or any combination thereof), directly or indirectly, in respect of the Common Stock;
(xiii) amend the Articles of Incorporation or Bylaws or the organizational documents of any Subsidiary, except as contemplated herein;

(xiv) except for a Claim for which the Company will be repaid all amounts payable thereunder or will not otherwise be responsible for any such payments, settle any material Claim of, or against, the Company or its Subsidiaries for an amount in excess of  $250,000;
(xv) change any method of accounting or accounting practice used by the Company or any of its Subsidiaries, except for any change required by GAAP, by any Governmental Authority or by a change in Law;
(xvi) cause or permit, by any act or failure to act, any material License to expire or to be revoked, suspended, or modified, or take any action that could reasonably be expected to cause any Governmental Authority to institute proceedings for the suspension, revocation, or adverse modification of any material License;
(xvii) maintain any significant amount of investments in or trade in equities or other speculative securities;
(xviii) take any corporate or other action in furtherance of any of the foregoing; or
(xix) agree to do any of the foregoing.
(b) The Company shall timely file with the Commission a Current Report on Form 8-K pursuant to Item 1 of such Form when such form is required to be filed.
5.2   Regulatory Approval; Litigation.
(a) The Purchaser and the Company agrees that it will use its reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, and to assist and cooperate with the other party in doing all things, which may be required to obtain all necessary actions or non-actions, waivers, consents and approval from Governmental Authorities in order to consummate the Contemplated Transactions, including without limitation, obtaining the consent of the NASDAQ for the listing of the Cash Common Shares, the IP Common Shares and the Warrant Shares, subject only to official notice of issuance; provided, however, that, in connection with obtaining any such action, non-action, waiver, consent or approval, the Purchaser shall not be required to agree, and the Company, without the consent of the Purchaser shall not agree, to any condition or action that the Purchaser reasonably believes would, individually or in the aggregate, adversely affect Purchaser’s ability to obtain the benefits (financial or otherwise) from the Contemplated Transactions (including benefits set forth in the Company Agreements).
(b) The Purchaser and the Company agree that if any Action is brought seeking to restrain or prohibit or otherwise relates to consummation of the Contemplated Transactions, the parties shall use all commercially reasonable efforts to defend such Action, whether judicial or administrative, and to seek to have any stay or temporary restraining order entered by any court or Governmental Authority reversed or vacated.
5.3   Access.
(a) During the Restricted Period, upon reasonable notice, the Company shall (and shall cause its Subsidiaries to) afford to the officers, employees, accountants, counsel, financial advisors and other representatives of the Purchaser, reasonable access during normal business hours, during the period prior to the Closing Date, to all its books, records, properties, plants and personnel and, during such period, the Company shall (and shall cause its Subsidiaries to) furnish promptly to the Purchaser (i) a copy of each report, schedule, registration statement and other document filed, published, announced or received by it during such period pursuant to the requirements of Federal or state Laws, as applicable, and (ii) all other information concerning it and its business, properties and personnel as the Purchaser may reasonably request. The Purchaser will hold any information obtained pursuant to this Section 5.5 in confidence in accordance with, and will otherwise be subject to, the provisions of the Confidentiality Agreement. Any investigation by the Purchaser shall not affect the representations and warranties of the Company or the conditions to its obligations to consummate the transactions contemplated by this Agreement.
(b) During the Restricted Period, the Company shall promptly keep the Purchaser and its representatives informed of any material development in the business of the Company or its Subsidiaries. Without limiting the foregoing, during the Restricted Period, the Company shall cause its officers to consult and cooperate with representatives of the Purchaser in order to facilitate the Closing.

5.4   Employee Benefits Matters. Without limiting the generality of the foregoing, except as otherwise expressly agreed in writing by the Purchaser, the Company shall not, and shall cause its Subsidiaries not to, take any of the following actions during the Restricted Period:
(a) enter into any new Employment Agreement, other than as contemplated by Section 7.1(f);
(b) adopt any new Company Benefit Plan or, except as may be required by applicable Law, amend any existing Company Benefit Plan;
(c) grant any stock options or other equity-based compensation to any employee or director of the Company or any of its Subsidiaries;
(d) increase the salaries, wages, or other compensation or benefits of any employee or director of the Company or any of its Subsidiaries; or
(e) agree to do any of the foregoing.
5.5   Legends. Any legends placed on the Cash Common Shares, the IP Common Shares, the Warrant or the Warrant Shares or other securities issuable, if any, pursuant to the Contemplated Transactions shall be removed by the Company upon delivery of an opinion of counsel reasonably acceptable to the Company stating that such legend is no longer necessary.
5.6   Board of Directors. Prior to or upon the Closing, the Company will take all action necessary so that, upon the Closing, the Purchaser shall be able to nominate Mr. Bruno Wu and 2 other individuals for appointment to the Board of Directors, it being expressly understood and agreed that any right for Purchaser to nominate such directors (the “Purchaser Designees”) be consistent with NASDAQ Listing Rule 5640. Purchaser’s nomination rights pursuant to this Section 5.6 must be proportionate to Purchaser’s beneficial ownership of Common Stock of the Company and, following the Closing, the number of any Purchaser Designees shall be proportionate to Purchaser’s beneficial ownership; provided, however, that Purchaser shall not have the right to nominate any Purchaser Designees at such time that Purchaser beneficially owns less than 5% of the Common Stock of the Company (the “Board Threshold”). Any Purchaser Designee appointed or nominated to the Board of Directors pursuant to this Section 5.6 shall, subject to the Board Threshold, continue to hold office until such Purchaser Designee’s term expires, subject, however, to prior death, resignation, replacement, retirement, disqualification or termination of term of office.
5.7   Reasonable Efforts to Secure Financing. Prior to the Closing, the Purchaser will use reasonable efforts to secure $50 million of financing, which proceeds will be used by YOD to produce its own original content.
Article 6
CONDITIONS PRECEDENT TO THE OBLIGATION OF THE PURCHASER TO CLOSE
6.1   Conditions to Closing. The obligation of the Purchaser to enter into and complete the Closing are subject to the fulfillment on or prior to the Closing Date of the following conditions, any one or more of which may be waived by the Purchaser:
(a) Representations and Covenants. The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects (other than those which are qualified as to materiality, Material Adverse Effect or other similar term, which shall be true and correct in all respects) on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date (except that representations and warranties made as of a specific date shall be true and correct in all material respects (except as aforesaid) on such date); the Company shall have in all material respects performed and complied with all covenants and agreements required by this Agreement to be performed or complied with by the Company on or prior to the Closing Date; and the Company shall have delivered to the Purchaser a certificate, dated the date of the Closing Date and signed by an executive officer of the Company, to the foregoing effect.
(b) Secretary’s Certificate. The Purchaser shall have received a certificate of the Secretary or an Assistant Secretary certifying that attached thereto are true and complete copies of  (i) the Articles of Incorporation and the Company’s Amended and Restated Bylaws, and (ii) all resolutions adopted by the

Board of Directors of the Company authorizing the execution, delivery and performance of this Agreement and the Company Agreements and the consummation of the Contemplated Transactions, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated hereby and thereby, and certifying the names and signatures of the officers of the Company authorized to sign this Agreement, the Company Agreements, and the other documents to be delivered hereunder and thereunder.
(c) Good Standing. The Company shall have delivered to the Purchaser a good standing certificate (or its equivalent) for the Company from the secretary of state of Nevada.
(d) No Actions. (i) No Action shall be pending or overtly threatened by any Governmental Authority or any other party against the Company or any of its directors or against that Purchaser, which Action is reasonably likely to (A) restrain or prohibit the consummation of any of the Contemplated Transactions, or (B) result in damages that alone or together with the costs and expenses of defending such Action are material in relation to the Company and its Subsidiaries, taken as a whole, and (ii) no Law, order, decree, rule or injunction shall have been enacted, entered, promulgated or enforced by any Governmental Authority that prohibits or makes illegal the consummation of any of the Contemplated Transactions.
(e) No Material Adverse Effect. Since the date hereof, no event or development shall have occurred (or failed to occur) and there shall be no circumstance (and that Purchaser shall not have become aware of any previously existing circumstance) that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect.
(f) Consents and Amendments. Any and all consents, approvals, orders, Licenses and other actions necessary to be obtained from Governmental Authorities, the Company’s Board and the Company’s shareholders in order to consummate the Contemplated Transactions, including, without limitation, the issuance of the Earn-Out Shares (as defined in the 7SF Share Purchase Agreement).
(g) NASDAQ Listing. The Cash Common Shares, the IP Common Shares and the Warrant Shares shall have been approved for listing on NASDAQ, subject only to official notice of issuance.
(h) Voting Agreement. The Purchaser shall have received a voting agreement, in form and substance reasonably acceptable to the Purchaser, duly executed by Bruno Wu and Xuesong Song (the “Voting Agreement”).
(i) Shareholder Approval. The Company shall have obtained the Required Vote, and shall have deemed such Required Vote effective in accordance with the rules and regulations of the Commission, regarding the entering into of the transactions contemplated by this Agreement.
(j) Exchange Agreement. C Media shall have executed and delivered an agreement pursuant to which C Media agrees to exchange with the Purchaser 7,000,000 shares of Series A Preferred Stock for 933,333 shares of Common Stock of the Company.
(k) License Agreement. The Purchaser shall have received the Content License Agreement, in substantially the form attached hereto as Exhibit B, duly executed by the Company (the “License Agreement”), with the number of IP Common Shares inserted therein as calculated pursuant to Section 2.1(b).
(l) Resignations. Xuesong Song and Shane McMahon shall resign their board of director positions as Executive Chairman and Chairman, respectively, and their respective employment agreements shall terminate on January 31, 2016 and each shall deliver to the Company such waivers or other agreements so that the Company shall have no further obligations thereunder provided, that Mr. Song and Mr. McMahon shall remain as members of the Board of Directors immediately following the Closing until their replacement.
Article 7
CONDITIONS PRECEDENT TO THE OBLIGATION OF THE COMPANY TO CLOSE
7.1   Conditions to Closing. The obligation of the Company to enter into and complete the Closing are subject to the fulfillment on or prior to the Closing Date of the following conditions, any one or more of which may be waived by the Company:

(a) Representations and Covenants. The representations and warranties of each Purchaser contained in this Agreement shall be true and correct in all material respects (other than those which are qualified as to materiality, which shall be true and correct in all respects) on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date (except that representations and warranties made as of a specific date shall be true and correct in all material respects (except as aforesaid) on such date); each Purchaser shall have in all material respects performed and complied with all covenants and agreements required by this Agreement to be performed or complied with by it on or prior to the Closing Date; and each Purchaser shall have delivered to the Company a certificate, dated the date of the Closing Date and signed by the applicable Purchaser, to the foregoing effect.
(b) No Actions. (i) No Action shall be pending or overtly threatened by any Governmental Authority or any other party against the Company or any of its directors or any Purchaser, which Action is reasonably likely to (A) restrain or prohibit the consummation of any of the Contemplated Transactions, or (B) result in damages that alone or together with the costs and expenses of defending such Action are material in relation to the Company and its Subsidiaries, taken as a whole, and (ii) no Law, order, decree, rule or injunction shall have been enacted, entered, promulgated or enforced by any Governmental Authority that prohibits or makes illegal the consummation of any of the Contemplated Transactions.
(c) Consents and Amendments. Any and all consents, approvals, orders, Licenses and other actions necessary to be obtained from Governmental Authorities in order to consummate the Contemplated Transactions.
(d) Shareholder Approval. The Company shall have obtained the Required Vote, and shall have deemed such Required Vote effective in accordance with the rules and regulations of the Commission, regarding the entering into of the transactions contemplated by this Agreement.
(e) Valuation. The Company shall have received a valuation report from a valuation firm selected by the Company (the “Valuation Firm”) with respect to the Titles (as such term is defined in the License Agreement), and the Company shall have deemed such valuation report to be satisfactory (such approved valuation report, the “Titles Valuation Report”).
(f) Voting Agreement. The Purchaser shall have duly executed and delivered the Voting Agreement.
(g) License Agreement. The Company shall have received the License Agreement, with the number of IP Common Shares inserted therein as calculated pursuant to Section 2.1(b).
Article 8
RIGHT OF FIRST OFFER; OTHER AGREEMENTS OF THE COMPANY
8.1   Registration Rights.
(a) The Company shall prepare and file with the Commission a Registration Statements on Form S-3, or any other eligible form if the Company is not eligible to use Form S-3, for the purpose of registering under the Securities Act all of the Registrable Securities for resale by, and for the accounts of, the holders of Registrable Securities as selling stockholders thereunder (the “Mandatory Registration Statement”). The Mandatory Registration Statement shall permit the holders of Registrable Securities to offer and sell, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, any or all of the Registrable Securities.
(b) The Company shall prepare and file the Mandatory Registration Statement (the “First Mandatory Registration Statement”) with the Commission by later of  (i) April 30, 2016, and (ii) the date that is two (2) Business Days after the date that the Company has received all of the information from holders of Registrable Securities required to prepare and file the Mandatory Registration Statement with the Commission.
(c) The Company agrees to use its reasonable best efforts to cause the Mandatory Registration Statement to become effective as soon as practicable.
(d) Each holder of Registrable Securities shall cooperate with the Company as reasonably requested in connection with the preparation and filing of the Mandatory Registration Statement hereunder, including, without limitation, by furnishing in writing to the Company such information regarding itself, the

Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and by executing such documents in connection with such registration as the Company may reasonably request. The Company shall promptly notify the holders of Registrable Securities of the effectiveness of the Mandatory Registration Statement within one (1) Business Days from the Business Day that the Company telephonically confirms effectiveness with the Commission.
(e) The Company shall be required, absent contrary comment or instruction, oral or written, from the Commission, to keep the Mandatory Registration Statement effective for the Mandatory Effectiveness Period. Thereafter, the Company shall be entitled to withdraw the applicable Mandatory Registration Statement and holders of Registrable Securities shall have no further right to offer or sell any of the Registrable Securities pursuant to such withdrawn Mandatory Registration Statement (or any prospectus relating thereto).
(f) The offer and sale of the Registrable Securities pursuant to the Mandatory Registration Statement shall not be underwritten.
(g) Notwithstanding the foregoing, if the Commission prevents the Company from including any or all of the Registrable Securities on the Mandatory Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Registrable Securities by the holders of Registrable Securities or by General Instruction I.B.6. of Form S-3, the applicable Mandatory Registration Statement shall register the resale of the maximum number of shares of Common Stock as is permitted by the Commission (the “Registration Cap”), with the shares of Common Stock included in such Mandatory Registration Statement being determined pro rata, subject to any comment or instruction, oral or written, from the Commission, based on the number of Registrable Securities of each holder of Registrable Securities relative to the total number of Registrable Securities, excluding, for this sole purpose and only with regard to the Mandatory Registration Statement, Registrable Securities held by Persons other than the Purchaser.
(h) The Mandatory Registration Statement shall be prepared and filed as promptly as possible, provided that in no event will the Company file a Registration Statement with respect to the registration of the resale of remaining Registrable Securities by holders of Registrable Securities earlier than 180 calendar days following the date the immediately prior Mandatory Registration Statement is declared effective by the Commission or later than 210 calendar days following the date the immediately prior Mandatory Registration Statement is declared effective by the Commission (subject to the matters and limitations set forth below).
(i) Notwithstanding anything herein to the contrary, if the Commission, by written or oral comment or otherwise, limits the Company’s ability to file, or prohibits or delays the filing of, a Registration Statement with respect to any or all the Registrable Securities which were not included in the Mandatory Registration Statement or any subsequent Mandatory Registration Statement because of a Registration Cap, it shall not be a breach or default by the Company under this Agreement of its obligations as set forth above.
8.2   Rule 144. The Company shall file all reports required to be filed by it under the Securities Act and the Exchange Act and shall take such further action as the holders of Registrable Securities may reasonably request, all to the extent required to enable the holders of Registrable Securities to sell the Cash Common Shares, the IP Common Shares or the Common Stock into which the Warrant may be converted pursuant to and in accordance with Rule 144. Such action shall include, but not be limited to, making available adequate current public information meeting the requirements of paragraph (c) of Rule 144.
8.3   Availability of Common Stock. The Company shall at all times reserve and keep available out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of the Warrant, at least the full number of shares of Common Stock then issuable upon the conversion of such securities. The Company will, from time to time, in accordance with the Laws of the State of Nevada, increase the authorized amount of Common Stock if at any time the number of shares of Common Stock remaining unissued and available for issuance shall be insufficient to permit conversion of the Warrant.
8.4   No Rights Plan. From the date hereof and for as long as the Purchaser, its affiliates or designees, beneficially owns Common Stock, without the prior written consent of the Purchaser, the Company shall not adopt or enter into any “poison pill” rights plan or any similar plan or agreement or declare or pay any dividend of any rights to purchase stock of the Company in connection with such a plan or agreement.

Article 9
INDEMNIFICATION
9.1   Indemnification. The Company hereby agrees to indemnify, defend and hold harmless the Purchaser, their respective Affiliates and its directors, managers, officers, agents, advisors, representatives, employees, successors and assigns (each, a “Purchaser Indemnitee”) from and against all Claims, including without limitation, interest, penalties and attorneys’ fees and expenses, asserted against, resulting to, or imposed upon or incurred by such Purchaser Indemnitee by a third party and arising out of or resulting from any allegation or Claim in respect of any wrongful action or inaction by the Company in connection with the authorization, execution, delivery and performance of this Agreement or the Company Agreements, except to the extent that the Purchaser Indemnitee has committed a material breach of its representations, warranties or obligations under this Agreement, which breach is the cause of the Company’s wrongful action or inaction.
9.2   Terms of Indemnification. The obligations and liabilities of the Company with respect to Claims by third parties will be subject to the following terms and conditions: (a) a Purchaser Indemnitee will give the Company prompt notice of any Claims asserted against, resulting to, imposed upon or incurred by such Purchaser Indemnitee, directly or indirectly, and the Company will undertake the defense thereof by representatives of their own choosing which are reasonably satisfactory to such Purchaser Indemnitee; provided that the failure of any Purchaser Indemnitee to give notice as provided in Section 11.3 shall not relieve the Company of its obligations under this Article 9; (b) if within a reasonable time after notice of any Claim, the Company fails to defend, such Purchaser Indemnitee will have the right to undertake the defense, compromise or settlement of such Claims on behalf of and for the account and at the risk of the Company, subject to the right of the Company to assume the defense of such Claim at any time prior to settlement, compromise or final determination thereof; (c) if there is a reasonable probability that a Claim may materially and adversely affect a Purchaser Indemnitee other than as a result of money damages or other money payments, such Purchaser Indemnitee will have the right at its own expense to defend, or co-defend, such Claim; (d) neither the Company nor the Purchaser Indemnitee will, without the prior written consent of the other, settle or compromise any Claim or consent to entry of any judgment relating to any such Claim; (e) with respect to any Claims asserted against a Purchaser Indemnitee, such Purchaser Indemnitee will have the right to employ one counsel of its choice in each applicable jurisdiction (if more than one jurisdiction is involved) to represent such Purchaser Indemnitee if, in such Purchaser Indemnitee’s reasonable judgment, a conflict of interest between such Purchaser Indemnitee and the Company exists in respect of such Claims, and in that event the fees and expenses of such separate counsel shall be paid by the Company; and (f) the Company will provide each Purchaser Indemnitee reasonable access to all records and documents of the Company relating to any Claim.
Article 10
TERMINATION
10.1   Termination of Agreement. The Parties may terminate this Agreement as provided below:
(a) the Purchaser and the Company may terminate this Agreement by mutual written consent at any time prior to the Closing;
(b) this Agreement shall terminate in the event the 7SF Share Purchase Agreement is terminated;
(c) the Purchaser may terminate this Agreement by giving written notice to the Company at any time prior to the Closing (i) in the event the Company has breached any material representation, warranty, or covenant contained in this Agreement in any material respect (or breached in any respect, if such representation, warranty or covenant is qualified by materiality or material adverse effect), and the Purchaser has notified the Company of the breach or (ii) if the Closing shall not have occurred on or before January 31, 2016 by reason of the failure of any condition precedent under Section 6.1 hereof  (unless the failure results primarily from the Purchaser breaching any representation, warranty, or covenant contained in this Agreement); and
(d) the Company may terminate this Agreement by giving written notice to the Purchaser at any time prior to the Closing (i) in the event a Purchaser has breached any material representation, warranty, or covenant contained in this Agreement in any material respect (or breached in any respect, if such representation, warranty or covenant is qualified by materiality or material adverse effect), and the Company has notified the Purchaser of the breach or (ii) if the Closing shall not have occurred on or before January 31, 2016, by reason of the failure of any condition precedent under Section 7.1 hereof  (unless the failure results primarily from the Company itself breaching any representation, warranty, or covenant contained in this Agreement).
10.2   Effect of Termination. Upon termination of this Agreement pursuant to Section 10.1 above, all rights and obligations of the Parties hereunder shall terminate without any liability of either Party to the other Party (except for any liability of the Party then in breach).
Article 11
MISCELLANEOUS
11.1   Survival. All representations and warranties, covenants and agreements of the Company and the Purchaser contained in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Purchaser or any controlling Person thereof or by or on behalf of the Company, any of its officers and directors or any controlling Person thereof, and such representations and warranties shall survive for a period of 24 months from the Closing Date. The covenants and agreements contained herein shall survive in accordance with their terms.
11.2   Fees and Expenses. On the Closing Date, the Company shall pay its own expenses and the expenses of the Purchaser incurred in connection with the negotiation, execution, delivery, performance and consummation of this Agreement and the Contemplated Transactions.
11.3   Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be delivered personally, telecopied or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given if delivered personally or telecopied, on the date of such delivery, or if sent by reputable overnight courier, on the first Business Day following the date of such mailing, as follows:
(a)
if to the Company:

YOU On Demand Holdings, Inc.
375 Greenwich Street, Suite 516
New York, New York 10013
Attn: Xuesong Song
Telecopy: 86+10-8586-2775
(b)
if to the Purchaser:

Beijing Sun Seven Stars Culture Development Limited
Eastern Fangzheng Road, Southern Dongying Village
Hancunhe Town, Fangshan District
Beijing, China
Attn: Zhang Jie
Telecopy: 86+10 5912-3988
(c)
With a copy (which shall not constitute notice or such other communication) to:

Shanghai Sun Seven Stars Cultural Development Limited
686 WuZhong Road, Tower D, 9th Floor
Shanghai, China 201103
Attn: Polly Wang
Any party may by notice given in accordance with this Section 11.3 designate another address or Person for receipt of notices hereunder.
11.4   Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto. Other than the parties hereto and their successors and permitted assigns, and except as set forth in Section 9.1, no Person is intended to be a beneficiary of this Agreement. No party hereto may assign its rights under this Agreement without the prior written consent of the other party hereto; provided, however, that, the Purchaser may assign all or any portion of its rights and obligations hereunder to any affiliates or designees of the Purchaser. Any assignee of any Purchaser pursuant to the proviso of the foregoing sentence shall be deemed to be a “Purchaser” for all purposes of this Agreement.
11.5   Amendment and Waiver.
(a) No failure or delay on the part of the Company or any Purchaser in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company or the Purchaser at Law, in equity or otherwise.
(b) Any amendment, supplement or modification of or to any provision of this Agreement and any waiver of any provision of this Agreement shall be effective only if it is made or given in writing and signed by the Company (in the case of any amendment, supplement, modification or waiver after the Closing, with the approval of not less than a majority of the directors not appointed by the Purchaser) and the Purchaser.
11.6   Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, all of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
11.7   Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
11.8   Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the Requirements of Law of the State of New York without giving effect to the principles of conflict of Laws. Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of New York and of the United States of America, in each case located in the County of New York, for any Action arising out of or relating to this Agreement and the Contemplated Transactions (and agrees not to commence any Action relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail to its respective address set forth in this Agreement, or such other address as may be given by one or more parties to the other parties in accordance with the notice provisions of Section 11.3, shall be effective service of process for any action, suit or proceeding brought against it in any such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in the courts of the State of New York or the United States of America, in each case located in the County of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Action brought in any such court has been brought in an inconvenient forum. Each of the parties irrevocably and unconditionally waives, to the fullest extent permitted by applicable Requirements of Law, any and all rights to trial by jury in connection with any action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.
11.9   Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.
11.10   Entire Agreement. This Agreement, together with the schedules and exhibits hereto, and the Company Agreements referred to herein or delivered pursuant hereto, are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement, together with the schedules and exhibits hereto, and the Company Agreements referred to herein or delivered pursuant hereto, supersede all prior agreements and understandings between the parties with respect to such subject matter.

11.11   Further Assurances. Subject to the terms and conditions of this Agreement, from time to time after the Closing, the Company and each Purchaser agree to cooperate with one another, and at the request of the Company or the Purchaser, as applicable, to execute and deliver any further instruments or documents and take all such further action as the other party may reasonably request in order to evidence or effectuate the consummation of the Contemplated Transactions and to otherwise carry out the intent of the parties hereunder.
11.12   Public Announcements. Except as required by any Requirement of Law, none of the parties hereto will issue or make any reports, statements or releases to the public with respect to this Agreement or the Contemplated Transactions without consulting the Company or the Purchaser, as applicable.
11.13   Subsidiaries. Whenever this Agreement provides that a Subsidiary of the Company is obligated to take or refrain from taking any action, the Company shall cause such Subsidiary to take or refrain from taking such action.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective officers hereunto duly authorized as of the date first above written.
YOU ON DEMAND HOLDINGS, INC.
By
/s/ Shane McMahon

Name: Shane McMahon
Title: Chairman
[Signature Page to Securities Stock Purchase Agreement]

BEIJING SUN SEVEN STARS CULTURE DEVELOPMENT LIMITED:
By:
/s/ Bruno Wu

Name: Bruno Wu
Title: Chairman & CEO
[Signature Page to Securities Stock Purchase Agreement]

Exhibit A
Form of Warrant

NEITHER THIS WARRANT NOR THE SECURITIES FOR WHICH THIS WARRANT IS EXERCISABLE (TOGETHER WITH THIS WARRANT, THE “SECURITIES”) HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF (I) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT AND/OR APPLICABLE STATE SECURITIES LAWS, OR (II) AN OPINION OF COUNSEL, IN A FORM ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT AND/OR APPLICABLE STATE SECURITIES LAWS, OR (III) UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT.
YOU ON DEMAND HOLDINGS, INC.
COMMON STOCK PURCHASE WARRANT
Initial Holder: Beijing Sun Seven Stars Culture Development Limited	Original Issue Date: December ___, 2015
No. of Shares Subject to Warrant: 1,818,182
Exercise Price Per Share: $2.75
Expiration Time: 5:00 p.m., New York City time, on December ___, 2017
YOU On Demand Holdings, Inc., a Nevada corporation (the “Company”), hereby certifies that, for value received, the Initial Holder shown above, or its permitted registered assigns (the “Holder”), is entitled to purchase from the Company up to the number of shares of its common stock, par value $0.001 per share (the “Common Stock”), shown above (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”) at the exercise price shown above (as may be adjusted from time to time as provided herein, the “Exercise Price”), at any time and from time to time on or after the original issue date indicated above (the “Original Issue Date”), and through and including the expiration time shown above (the “Expiration Time”), and subject to the following terms and conditions:
This Warrant is being issued pursuant to that certain Securities Purchase Agreement, dated December ___, 2015 (the “SPA”), by and between the Company and the Holder.
1.   Definitions. In addition to the terms defined elsewhere in this Warrant, capitalized terms that are not otherwise defined herein have the meanings given to such terms in the SPA.
2.   Record of Warrant Holders. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder (which shall include the Holder or, as the case may be, any registered assignee to which this Warrant is permissibly assigned hereunder from time to time). The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.
3.   Record of Assignments; Restrictions on Assignment. The Company shall register any assignment of all or any portion of this Warrant to an Affiliate or designee of the Holder in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Company at its address specified herein. Upon any such registration or assignment, a new Warrant to purchase Common Stock, in substantially the form of this Warrant (any such new Warrant, a “New Warrant”), evidencing the portion of this Warrant so assigned shall be issued to the assignee and a New Warrant evidencing the remaining portion of this Warrant not so assigned, if any, shall be issued to the assigning Holder. The acceptance of the New Warrant by the assignee thereof shall be deemed the acceptance by such assignee of all of the rights and obligations in respect of the New Warrant that the Holder has in respect of this Warrant.
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4.   Exercise and Duration of Warrant.
a. All or any part of this Warrant shall be exercisable by the registered Holder in any manner permitted by Section 4 of this Warrant at any time and from time to time on or after the Original Issue Date and through and including the Expiration Time. At the Expiration Time, the portion of this Warrant not exercised prior thereto shall be and become void and of no value and this Warrant shall be terminated and shall no longer be outstanding.
b. The Holder may exercise this Warrant by delivering to the Company: (i) an exercise notice, in the form attached hereto (the “Exercise Notice”), completed and duly signed, and (ii) payment by wire transfer of immediately available funds to an account designated by the Company of the Exercise Price for the number of Warrant Shares as to which this Warrant is being exercised. The date such items are delivered to the Company (as determined in accordance with the notice provisions hereof) is an “Exercise Date.” The Holder shall be required to deliver the original Warrant, or any New Warrant that may have been previously issued, in order to effect an exercise hereunder. Execution and delivery of the Exercise Notice shall have the same effect as cancellation of the original Warrant, or any New Warrant that may have been previously issued, and issuance of a New Warrant evidencing the right to purchase the remaining number of Warrant Shares.
c. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant pursuant to the terms hereof.
5.   Delivery of Warrant Shares.
a. Upon exercise of this Warrant, the Company shall promptly (but in no event later than three (3) Trading Days after the Exercise Date) issue or cause to be issued and cause to be delivered the Holder a certificate for the Warrant Shares issuable upon such exercise. “Trading Day” shall mean a date on which the Company’s Common Stock trades on its principal trading market (the “Trading Market”). The Holder shall be deemed to have become the holder of record of such Warrant Shares as of the Exercise Date. The Company shall, upon the written request of the Holder, use its best efforts to deliver, or cause to be delivered, Warrant Shares hereunder electronically through the Depository Trust and Clearing Corporation (“DTCC”) or another established clearing corporation performing similar functions, if available; provided, that, the Company may, but will not be required to, change its transfer agent if its current transfer agent cannot deliver Warrant Shares electronically through DTCC or another established clearing corporation performing similar functions, if available. If as of the time of exercise the Warrant Shares constitute restricted or control securities, the Holder, by exercising, agrees not to resell them except in compliance with all applicable securities laws.
b. To the extent permitted by law, the Company’s obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereto the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance that might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares. Nothing herein shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.
c. If the Company fails to cause its transfer agent to transmit to the Holder a certificate or the certificates (or, if electronically, a book-entry position) representing the Warrant Shares pursuant to the terms hereof by the applicable delivery date, then the Holder will have the right to rescind such exercise.
6.   Charges, Taxes and Expenses. Issuance and delivery of a certificate or the certificates (or, if electronically, a book-entry position) representing the Warrant Shares shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in
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respect of the issuance of such certificate or certificates (or, if electronically, a book-entry position), all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or the Warrant in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.
7.   Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof: or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The Holder’s application for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures, and the Holder shall pay such reasonable third-party costs, as the Company may prescribe. If a New Warrant is requested as a result of a mutilation of this Warrant, then the Holder shall deliver such mutilated Warrant to the Company as a condition precedent to the Company’s obligation to issue the New Warrant.
8.   Reservation of Warrant Shares. The Company covenants that it will reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares that are issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 9). The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof: be duly and validly authorized, issued and fully paid and nonassessable.
9.   Certain Adjustments to Exercise Price. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.
a. Adjustments for Stock Splits and Combinations and Stock Dividends. If the Company shall at any time, or from time to time after the date hereof, effect a stock split or combination of the outstanding Common Stock or pay a stock dividend in shares of Common Stock, then the Exercise Price shall be proportionately adjusted. Any adjustments under this Section 9(a) shall be effective at the close of business on the date the stock split or combination becomes effective or the date of payment of the stock dividend, as applicable.
b. Merger, Sale, Reclassification, etc. In case of any: (i) consolidation or merger (including a merger in which the Company is the surviving entity), (ii) sale or other disposition of all or substantially all of the Company’s assets or distribution of property to shareholders (other than distributions payable out of earnings or retained earnings), or reclassification, change or conversion of the outstanding securities of the Company or of any reorganization of the Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Warrant) or any similar corporate reorganization on or after the date hereof: then and in each such case the Holder of this Warrant, upon the exercise hereof at any time thereafter shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consolidation, merger, sale or other disposition, reclassification, change, conversion or reorganization, the stock or other securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto.
10.   No Fractional Shares. No fractional Warrant Shares will be issued in connection with any exercise of this Warrant. In lieu of any fractional shares that would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the closing price of the Company’s Common Stock as reported by the Trading Market on the Exercise Date.
11.   Notices. Any and all notices or other communications or deliveries hereunder (including, without limitation, any Exercise Notice) shall be delivered in accordance with the procedures set forth in Section 11.3 of the SPA.
12.   Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon thirty (30) calendar days’ notice to the Holder, the Company may appoint a new warrant agent. Any corporation into
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which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder’s last address as shown on the Warrant Register.
13.   Miscellaneous.
a. This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant. This Warrant may be amended only in writing signed by the Company and the Holder, or their respective successors and permitted assigns.
b. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Warrant (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Warrant, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HERETO (INCLUDING ITS AFFILIATES, AGENTS, OFFICERS, DIRECTORS AND EMPLOYEES) HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY WRY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS WARRANT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
c. The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.
d. In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Warrant.
e. Prior to exercise of this Warrant, the Holder hereof shall not, by reason of by being a Holder, be entitled to any rights of a stockholder of the Company with respect to the Warrant Shares.
f. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.
[Signature Page Follows]
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IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.
YOU ON DEMAND HOLDINGS, INC.
By:
Name: Title:

YOU ON DEMAND HOLDINGS, INC.
EXERCISE NOTICE
Ladies and Gentlemen:
1)   The undersigned hereby elects to exercise its Warrant with respect to ________________ shares of Common Stock. Capitalized terms used herein and not otherwise defined herein have the respective meanings set forth in the Warrant.
2)   The holder hereby tenders the sum of  $________________ to the Company in accordance with the terms of the Warrant.
3)   Pursuant to this Exercise Notice, the Company shall deliver to the Holder the number of Warrant Shares determined in accordance with the terms of the Warrant and, in lieu of any fractional shares, cash.
Dated:               HOLDER:

Print Name
By:
Title:

YOU ON DEMAND HOLDINGS, INC.
FORM OF ASSIGNMENT
To be completed and signed only upon assignment of the Warrant
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___________________ the right represented by the within Warrant to purchase _____________________ shares of Common Stock to which the within Warrant relates and appoints _____________________ attorney to transfer said right on the books of the Company with full power of substitution in the premises.
Dated:               ASSIGNOR:

Print Name
By:
Title:
ASSIGNEE:

Print Name
By:
WITNESS:	Title:
Address of Assignee:
Print Name

Exhibit B
Form of License Agreement

Appendix B
CONTENT LICENSE AGREEMENT
THIS CONTENT LICENSE AGREEMENT (this “Agreement”), dated as of ___________, 2015 (the “Effective Date”), is entered into between Beijing Sun Seven Stars Culture Development Limited, a P.R.C. company with an address at Eastern Fangzheng Road, Southern Dongying Village, Hancunhe Town, Fangshan District, Beijing City, P.R.C. (“Licensor”), and YOU ON DEMAND HOLDINGS, INC., a Nevada corporation with an address at 375 Greenwich Street, Suite 516, New York, New York 10013 (“Licensee”).
WHEREAS, Licensor and Licensee have agreed to enter into this Agreement, pursuant to which Licensor shall license to Licensee certain video programming on the terms and subject to the conditions contained in this Agreement.
NOW, THEREFORE, in consideration of the foregoing, the mutual promises and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and incorporating the above recitals with and into this Agreement, the parties hereby agree as follows:
TERMS AND CONDITIONS
1.
Definitions.

(a) “Additional Title” shall have the meaning specified in Section 5.
(b) “Advertising” shall have the meaning specified in Section 9.
(c) “Affiliate(s)” shall mean an entity controlling, controlled by or under common control with a party. “Control,” for purposes of this definition, means direct or indirect ownership or control of more than 50% of the voting interests of the subject entity.
(d) “Confidential Information” shall have the meaning specified in Section 14(a).
(e) “Indemnified Party” shall have the meaning specified in Section 13.
(f) “Indemnifying Party” shall have the meaning specified in Section 13.
(g) “Licensor Marks” shall have the meaning specified in Section 11.
(h) “Materials” shall have the meaning specified in Section 4(b).
(i) “Mobile Sites” shall mean any and all versions of the Licensee Sites optimized for delivery and/or distribution via a wireless network.
(j) “Reports” shall have the meaning specified in Section 8(b).
(k) “Share Consideration” has the meaning specified in Section 10.
(l) “Sites” shall mean any and all websites, applications, products and other services through which Licensee (itself or through a third party) delivers content via the public Internet or an IP-based network, regardless of whether the device used to access such websites, applications, products or other services is a laptop or desktop computer, mobile device, tablet, mobile phone, set-top box, or other device.
(m) “Term” shall have the meaning specified in Section 7.
(n) “Territory” shall mean mainland China.
(o) “Titles” shall mean the programming listed on Schedule A (as Schedule A may be amended in accordance with Section 5 from time to time).
(p) “Users” shall mean all subscribers to Licensee’s services.

(q) “VOD” shall mean a system that allows for the exhibition of video programming chosen by a subscriber for display on that subscriber’s video display unit on an on-demand basis, such that a subscriber is able, at his or her discretion, to select the time for commencement of exhibition, and shall include subscription VOD (“SVOD”), transactional VOD (“TVOD”), ad-supported VOD (“AVOD”) and free VOD.
2.
Rights Granted.

(a) License Grant. In exchange for the Share Consideration, Licensor hereby grants to Licensee a non-exclusive, royalty-free, perpetual and non-perpetual license (subject to the duration for which Licensor has the rights to each Title as specified in Schedule A1-A5 of Schedule A) to:
i. license, exhibit, distribute, reproduce, transmit, perform, display, and otherwise exploit and make available each Title within the Territory in any language by VOD (including SVOD, TVOD, AVOD and free VOD) for Internet, TV and mobile platforms (including, but not limited to, OTT streaming services, Sites and Mobile Sites), except that for Titles listed in Schedule A1-A2 of Schedule A, Licensor can only grant Licensee distribution rights to up to six (6) MSOs plus two (2) of China’s Internet TV license holders or their OTT Internet-based video partners by VOD (including SVOD, TVOD, AVOD and free VOD). China’s current Internet TV license holders include: CNTV (), BesTV (), Wasu (), Southern Media Cooperation (), Hunan TV ( TV), China National Radio/Galaxy Internet TV (GITV) (), and China Radio International ().
ii. copy and dub the Titles, and authorize any person to do the foregoing. Licensee shall also have the right to make (or have made on its behalf) translations of the Titles.
iii. promote each Title in any manner or media, including, without limitation, the right to use and license others to use Licensor’s name, the title of, trailers created for and excerpts from such Title (including but not limited to audio portions only), Materials and the name, voice and likeness of and any biographical material concerning all persons appearing in or connected with such Title for the purpose of advertising, promoting and/or publicizing such Title, Licensee and the program service on which the Title is exhibited;
iv. use the Titles for (i) audience and marketing testing, (ii) sponsor/advertiser screening, and (iii) reference and file purposes; and
v. include Licensee’s name, trademark and logo in the Titles to identify Licensee as the exhibitor of the Titles.
(b) Sublicensing. Licensee shall have the right to assign or sublicense any or all of its rights granted under this Agreement, in whole or in part, to third parties exhibiting the Titles in the ordinary course of Licensee’s business with prior written notice to Licensor. Except as otherwise specified in the previous sentence, Licensee may not sublicense any of its rights under Section 2(a) without Licensor’s prior written consent, which shall not be unreasonably withheld or delayed.
(c) Display of Titles. Licensee agrees to display the Titles without material alteration to the content thereof. Licensee may modify or edit the format of the Titles for technical purposes. Nothing in this Agreement prevents Licensee from providing Users with the ability to use the Titles as permitted by law or in a manner for which a license is not required.
(d) Removal of Titles. If Licensee receives written notice from Licensor that Licensor no longer has the rights to provide a Title to Licensee, Licensee shall use commercially reasonable efforts to remove such Title from Licensee’s services. Nothing in this Agreement shall obligate Licensee to distribute, exhibit or otherwise use any Title. In addition, should Licensee deem any aspect of any Title as either inappropriate or otherwise objectionable or undesirable (whether for editorial, legal, business or other reasons), Licensee reserves the right, but does not assume the obligation, to discontinue distribution of such Title, without liability and without limiting any rights or remedies to which Licensee may be entitled, whether under this Agreement, at law, or in equity.

(e) Profit Participation. For content listed in Schedule A6 of Schedule A, Licensor will only grant Licensee certain profit participation rights, for certain durations, as detailed and set forth in Schedule A6 of Schedule A. Licensee will not have distribution rights or any other rights to the content in Schedule A6 of Schedule A under Section 2(a)-(d). If for any reason the A6 projects do not get produced, SSS will substitute comparable projects, to be mutually approved.” [PRIOR TO EXECUTION OF THIS AGREEMENT, THE PARTIES WILL AGREE UPON APPROPRIATE LANGUAGE AND PROVISONS FOR THE PAYMENT OF PROFIT INTEREST, AUDIT RIGHTSS AND DISPUTE PROVISIONS.]
3.
Licenses and Clearances.

Licensor shall be solely responsible for the Titles and any and all legal liability resulting from the Titles, excluding any legal liability caused by Licensee’s breach of this Agreement or gross negligence with regards to the Titles. Without limiting the generality of the foregoing, Licensor shall be solely responsible for any and all royalties and other fees payable to any applicable licensor(s) or any third party for distribution of the Titles by Licensee (including, without limitation, residuals and clearances or other payments to guilds or unions and rights for music clearances, such as performance rights, synchronization rights and mechanical rights), and all other fees, payments and obligations arising out of the activities contemplated by this Agreement, and Licensee shall have no responsibility or liability for any such royalties or fees. Licensor acknowledges that Licensee cannot and does not undertake to review, and shall not be responsible for Users’ unauthorized use or exploitation of, the Titles. Should Licensee become aware of Users’ unauthorized use or exploitation of the Titles, Licensee shall immediately report such use to Licensor.
4.
Delivery Requirements; Customer Service.

(a) Within fifteen (15) days after the Effective Date or on December 31, 2015 (whichever is earlier), Licensor shall (at Licensor’s sole expense), make the Titles available either online or by hard drive to Licensee or the third-party vendor specified by Licensee to provide or deliver the Titles from Licensee’s or its third-party vendor’s facilities. Delivery of the Titles shall be deemed complete if Licensor makes the Titles available in accordance with the previous sentence. If, from time to time, Licensee requests an alternate delivery method for the Titles and/or the implementation of Licensee’s technical specifications relating to the online delivery of the Titles, then Licensor will use commercially reasonable efforts to comply with each such request.
(b) When Licensor delivers each Title to Licensee, Licensor shall provide Licensee (at the place specified by Licensee) with all available promotional materials for such Title, including, but not limited to, captioned photographs, brochures, a synopsis and description of such Title, a complete list of cast and credits, biographies of key performers, and any electronic press kits, trailers or featurettes created for such Title (collectively, the “Materials”).
(c) In the event of technical problems with any of the Titles, each party shall use commercially reasonable efforts to notify the other and to remedy any such problems in a timely manner.
(d) Licensor will provide Licensee with reasonable assistance in responding to User inquiries regarding the Titles.
5.
Additional Titles.

If, during the Term, Licensor develops or obtains the rights to license any live action or animated feature-length motion picture (each an “Additional Title”), Licensor shall give Licensee the first right of negotiation for each Additional Title (i.e., the preferred vendor). Licensor will promptly provide written notice to Licensee in which Licensor lists each Additional Title. Should Licensee agree to be the vendor for an Additional Title, Licensor and Licensee will negotiate in good faith to mutually agree upon the pricing and terms for each Additional Title in an amendment to this Agreement. Licensor will deliver each Additional Title in accordance with Section 4(a). Unless otherwise expressly stated in such an amendment, each Additional Title listed in such an amendment will be deemed a “Title” and Schedule A will be deemed amended to include such Additional Title.
6.
Expansion of Licensee’s VOD Services.

Licensor will use its partners and media channels to expand distribution of Licensee’s VOD services to more cable MSOs and all other platforms for which Licensee is permitted to distribute the Titles under Section 2(a)(i).

7.
Term and Termination.

(a) The Term of this Agreement (the “Term”) shall commence on the Effective Date listed above and continue for twenty (20) years, unless sooner terminated as provided in Section 7(b).
(b) This Agreement may be terminated at any time by either party, effective immediately upon written notice, if the other party: (i) becomes insolvent; (ii) files a petition in bankruptcy; or (iii) makes an assignment for the benefit of its creditors. Either party may terminate this Agreement upon written notice if the other party materially breaches this Agreement and fails to cure such breach within thirty (30) days after the date that it receives written notice of such breach from the non-breaching party.
(c) Sections 2(a), 2(b), 2(c), 2(d), 3, and 11 shall survive the expiration or termination of this Agreement: (i) in perpetuity with respect to Titles for which the licenses granted in Section 2(a) are perpetual; and (ii) for the duration of the applicable license term specified in Schedule A with respect to Titles for which the license term specified in Schedule A extends beyond the expiration or termination of this Agreement. Sections 1, 7, 8(a), 12, 13, 14, 15, 16 and 17 shall survive any expiration or termination of this Agreement in perpetuity.
8.
Privacy and Data Collection; Reports.

(a) All User information (including, without limitation, any personally identifiable information and statistical information regarding Users’ use and viewing of the Titles) generated, collected or created in connection with the display of the Titles through Licensee’s services shall be considered Confidential Information of Licensee, and all right, title and interest in and to such information shall be owned by Licensee.
(b) Licensee will provide Licensor with reports (“Reports”) containing statistical information collected by Licensee on (i) Users’ use of the Titles, (ii) distribution channels used by Licensee for the distribution of the Titles, (iii) sub-licensees to which the Titles were sub-distributed by Licensee and (if permitted under Licensee’s agreements with the sublicensees) any relevant reports received by Licensee from those sublicensees, and (iv) any other information that the Licensor may request Licensee to gather from time to time, subject to mutual approval. The Reports will be delivered in a format that is mutually agreed upon by the parties. The Reports and all information contained in the Reports shall be considered Confidential Information of Licensee, and all right, title and interest in and to such Reports and information shall be owned by Licensee.
9.
Advertising.

The parties acknowledge and agree that Licensee’s services may contain advertising, promotions and/or sponsorship material (collectively, “Advertising”). Such Advertising shall be determined by Licensee in its sole discretion and Licensee shall be entitled to retain all revenues resulting from the sale of Advertising.
10.
Consideration.

No royalty or fees of any kind shall be owed by Licensee under this Agreement. The consideration for the licenses granted by Licensor to Licensee under this Agreement is the issuance of the IP Common Shares as defined in the Securities Purchase Agreement, dated as of November 23, 2015, by and among the Licensee and the Licensor (the “Share Consideration”).
11.
Use of Licensor Marks.

Licensor hereby grants Licensee a non-exclusive license to use the logos, trademarks and service marks used by Licensor to identify the Titles (collectively, “Licensor Marks”) in connection with the use of the Titles as set forth in this Agreement. Licensee acknowledges and agrees that Licensee’s use of the Licensor Marks shall inure to the benefit of Licensor. Should Licensor find objectionable any use of the Licensor Marks by Licensee, Licensor shall have the right to revoke, with respect to the objectionable use, the rights granted to Licensee under this Agreement to use the Licensor Marks, and Licensee shall promptly cease using the Licensor Marks in the manner found objectionable by Licensor.

12.
Representations and Warranties.

(a) Licensor represents and warrants that:
i. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of Licensor and this Agreement constitutes a valid and legally binding agreement of Licensor enforceable against Licensor in accordance with its terms;
ii. It will not take or authorize any action, or fail to take any action, by which any of the rights in any Title granted herein may be impaired in any way;
iii. It has all rights and authority necessary to fully perform its obligations and grant the rights granted under this Agreement and all rights in and to the Titles and in and to all literary, artistic, dramatic, intellectual property and musical material included therein required for the exercise of rights granted in this Agreement without liability of any kind to any third party; provided however, that this representation and warranty shall not apply to non-dramatic performing rights in music to the extent that they are controlled by SESAC, ASCAP or BMI or to the extent that such music is in the public domain;
iv. Each Title is and will be protected during the Term by copyright throughout the Territory;
v. There are no taxes, charges, fees, royalties or other amounts owed to any party other than as set forth in this Agreement for the exercise of rights granted in this Agreement and Licensor has paid or will pay all charges, taxes, license fees and other amounts that have been or may become owed in connection with the Titles or the exercise of any rights granted under this Agreement;
vi. Licensor shall make all payments which may become due to any union or guild and to any third parties who rendered services in connection with the production of the Titles by virtue of the use made of the Titles hereunder;
vii. No claim or litigation is pending or threatened and no lien, charge, restriction or encumbrance is in existence with respect to any Title that would adversely affect or impair any of the rights granted under this Agreement;
viii. The Titles, Materials and Licensor Marks will not violate or infringe any common law or statutory right of any person or other entity including, without limitation, any contractual rights, proprietary rights, trademark, service mark, copyright or patent rights, or any rights of privacy or publicity;
ix. The Titles, Materials and the Licensor Marks will not be unlawful, slanderous or libelous; and
x. To the extent that any Title makes any claims or renders any instruction or advice, such claim, instruction or advice shall comply with all federal, state and other applicable laws and regulations and shall cause no harm to any person or entity following or acting in accordance with such instruction or advice.
(b) Licensee represents and warrants that:
i. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of Licensee and this Agreement constitutes a valid and legally binding agreement of Licensee enforceable against Licensee in accordance with its terms;
ii. It will use the Titles solely as permitted under this Agreement;
iii. It has the full right, capacity and authority to enter into this Agreement and to perform all of its obligations hereunder; and
iv. As of the Effective Date, there is no claim, action, suit, investigation or proceeding relating to or affecting Licensee pending or threatened, in law or in equity, or any other circumstance which might adversely affect Licensee’s ability to perform all of its obligations hereunder.
13.
Indemnification.

Each party shall defend, indemnify and hold the other party and its Affiliates, and their respective directors, officers, employees, agents, successors, assigns, licensees and distributors harmless from and against any and all judgments, settlements, damages, penalties, costs and expenses (including, but not limited to, reasonable attorneys’ fees) arising out of any third party claims relating to the Indemnifying Party’s breach or alleged breach of any of its representations, warranties, covenants or obligations hereunder. The party seeking indemnification (the “Indemnified Party”) will give prompt notice to the indemnifying party (the “Indemnifying Party”) of any claim for which the Indemnified Party seeks indemnification under this Agreement; provided, however, that failure to give prompt notice will not relieve the Indemnifying Party of any liability hereunder (except to the extent the Indemnifying Party has suffered actual material prejudice by such failure). The Indemnified Party will reasonably cooperate (at the Indemnifying Party’s expense) in the defense of any claim for which the Indemnified Party seeks indemnification under this Section 13. The Indemnified Party shall have the right to employ separate counsel and to participate in (but not control) any such action, but the fees and expenses of such counsel will be at the expense of the Indemnified Party unless: (i) the employment of counsel by the Indemnified Party has been authorized by the Indemnifying Party; (ii) the Indemnified Party has been advised by its counsel in writing that there is a conflict of interest between the Indemnifying Party and the Indemnified Party in the conduct of the defense of the action (in which case the Indemnifying Party will not have the right to direct the defense of the action on behalf of the Indemnified Party); or (iii) the Indemnifying Party has not in fact employed counsel to assume the defense of the action within a reasonable time following receipt of the notice given pursuant to this Section 13, in each of which cases the fees and expenses of such counsel will be at the expense of the Indemnifying Party. The Indemnifying Party will not be liable for any settlement of an action effected without its written consent (which consent will not be unreasonably withheld or delayed), nor will the Indemnifying Party settle any such action without the written consent of the Indemnified Party (which consent will not be unreasonably withheld or delayed). The Indemnifying Party will not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to the Indemnified Party a release from all liability with respect to the claim.
14.
Confidentiality.

(a) Confidential Information. “Confidential Information” means all non-public information about the disclosing party’s business or activities that is marked or designated by such party as “confidential” or “proprietary” at the time of disclosure or that reasonably would be understood to be confidential given the circumstances of disclosure. Notwithstanding the foregoing, Confidential Information does not include information that: (a) is in or enters the public domain without breach of this Agreement; (b) the receiving party lawfully receives from a third party without restriction on disclosure and without breach of a nondisclosure obligation; (c) the receiving party rightfully knew prior to receiving such information from the disclosing party; or (d) the receiving party develops entirely independently of, and without any access or reference to or use of, any Confidential Information communicated to the receiving party by the disclosing party.
(b) Restrictions. Each party agrees that, during the Term and for two (2) years thereafter: (i) it will not disclose to any third party any Confidential Information disclosed to it by the other party except as expressly permitted in this Agreement; (ii) it will only permit access to Confidential Information of the disclosing party to those of its employees or authorized representatives or advisors (including, without limitation, the receiving party’s auditors, accountants, and attorneys) having a need to know and who, prior to obtaining such access, are legally bound to protect the disclosing party’s Confidential Information at least to the same extent as set forth herein; (iii) it will use any Confidential Information disclosed to it by the other party only for the purpose of performing its obligations or exercising its rights under this Agreement and not for any other purpose, whether for such party’s own benefit or the benefit of any third party; (iv) it will maintain the confidentiality of all Confidential Information of the other party in its possession or control; and (v) that (x) upon the expiration or termination of this Agreement, or (y) at any time the disclosing party may so request, it will deliver promptly to the disclosing party, or, at the disclosing party’s option, it will destroy, all Confidential Information of the disclosing party that it may then possess or have under its control. Notwithstanding the foregoing, each party may disclose Confidential Information of the other party to the extent required by a court of competent jurisdiction or other governmental authority or otherwise as required by law, provided that such party will, as soon as reasonably practicable, provide the disclosing party with written notice of such requirement so that the disclosing party may seek a protective order or other appropriate remedy. The receiving party and its representatives will cooperate fully with the disclosing party to obtain any such protective order or other remedy. If the disclosing party elects not to seek, or is unsuccessful in obtaining, any such protective order or similar remedy and if the receiving party receives advice from reputable legal counsel confirming that the disclosure of Confidential Information is required pursuant to applicable law, then the receiving party may disclose such Confidential Information to the extent required; provided, however, that the receiving party will use commercially reasonable efforts to ensure that such Confidential Information is treated confidentially by each party to which it is disclosed.
15.
Disclaimers.

EXCEPT AS EXPRESSLY STATED IN SECTION 12, THE PARTIES HEREBY DISCLAIM ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, CONCERNING THE SUBJECT MATTER OF THIS AGREEMENT.
16.
Limitation of Liability.

EXCEPT FOR THE ABOVE INDEMNIFICATION OBLIGATIONS AND FOR BREACHES OF SECTION 14, NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY INCIDENTAL, CONSEQUENTIAL, SPECIAL OR PUNITIVE DAMAGES ARISING OUT OF THIS AGREEMENT (INCLUDING, BUT NOT LIMITED TO, LOSS OF PROFITS), WHETHER IN AN ACTION OR ARISING OUT OF BREACH OF CONTRACT, TORT OR ANY OTHER CAUSE OF ACTION EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.
17.
Miscellaneous.

(a) Governing Law. This Agreement shall be governed by and construed in all respects in accordance with the laws of the State of New York, without giving effect to any conflicts of laws principles.
(b) Dispute Resolution. Any dispute, controversy and/or difference which may arise out of or in connection with or in relation to this Agreement, shall be solely and finally settled by binding arbitration pursuant to then-current rules of the International Chamber of Commerce. Such arbitration shall be held in New York, New York. The merits of the dispute shall be resolved in accordance with the laws of the State of New York, without reference to its choice of law rules. The tribunal shall consist of three arbitrators, each of whom shall be knowledgeable in the subject matter hereof. The arbitration shall be conducted in the English language, and all documents shall be submitted in English or be accompanied by a certified English translation. The arbitrators will provide a written explanation to the parties of any arbitration award. The award thereof shall be final and binding upon the parties hereto, and judgment on such award may be entered in any court or tribunal having jurisdiction, and the parties hereby irrevocably waive any objection to the jurisdiction of such courts based on any ground, including without limitation, improper venue or forum non conveniens. The parties and the arbitration panel shall be bound to maintain the confidentiality of this Agreement, the dispute and any award, except to the extent necessary to enforce any such award. The prevailing party, if a party is so designated in the arbitration award, shall be entitled to recover from the other party its costs and fees, including attorneys’ fees, associated with such arbitration. By agreeing to this binding arbitration provision, the parties understand that they are waiving certain rights and protections which may otherwise be available if a dispute between the parties were determined by litigation in court, including, without limitation, the right to seek or obtain certain types of damages precluded by this arbitration provision, the right to a jury trial, certain rights of appeal, and a right to invoke formal rules of procedure and evidence. Notwithstanding anything to the contrary herein, each party shall be entitled, at any time, without first resorting to the dispute resolution process set forth above, to seek injunctive or other equitable relief from any court of competent jurisdiction, wherever such party deems appropriate, in order to preserve or enforce such party’s rights hereunder.
(c) Non-Exclusivity. Nothing in this Agreement limits or restricts Licensee from entering into any similar agreements with any third party.
(d) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement. In the event that any provision of this Agreement is determined to be invalid, unenforceable or otherwise illegal, such provision shall be deemed restated, in accordance with applicable law, to reflect as nearly as possible the original intentions of the parties, and the remainder of the Agreement shall remain in full force and effect.

(e) Waiver. No term or condition of this Agreement shall be deemed waived, and no breach shall be deemed excused, unless such waiver or excuse is in writing and is executed by the party against whom such waiver or excuse is claimed.
(f) Entire Agreement. This Agreement contains the entire agreement and understanding between the parties with regard to the subject matter hereof, and supersedes all prior and contemporaneous oral or written agreements and representations with respect to such subject matter. This Agreement may be modified or amended only in a writing signed by all parties.
(g) Jury Trial Waiver. THE PARTIES SPECIFICALLY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY COURT WITH RESPECT TO ANY CONTRACTUAL, TORTIOUS, OR STATUTORY CLAIM, COUNTERCLAIM, OR CROSS-CLAIM AGAINST THE OTHER ARISING OUT OF OR CONNECTED IN ANY WAY TO THIS AGREEMENT, BECAUSE THE PARTIES HERETO, BOTH OF WHOM ARE REPRESENTED BY COUNSEL, BELIEVE THAT THE COMPLEX COMMERCIAL AND PROFESSIONAL ASPECTS OF THEIR DEALINGS WITH ONE ANOTHER MAKE A JURY DETERMINATION NEITHER DESIRABLE NOR APPROPRIATE.
(h) Assignment. Neither party may assign its rights, duties or obligations under this Agreement to any third party in whole or in part, without the other party’s prior written consent, except that (i) Licensee may assign its rights and obligations to this Agreement to any of its Affiliate or subsidiaries with the prior written consent of the Licensor, and (ii) Licensor may assign its rights and obligations in this Agreement to its Affiliates or subsidiaries and either party may assign this Agreement in its entirety to any purchaser of all or substantially all of its business or assets pertaining to the line of business to which this Agreement relates or to any Affiliate of the party without the other party’s approval. This Agreement will be binding upon, and inure to the benefit of, the respective permitted assignees, transferees and successors of each of the parties.
(i) No Third Party Beneficiaries. The parties acknowledge and agree that there are no third party beneficiaries to this Agreement.
(j) Interpretation. In interpreting the terms and conditions of this Agreement, no presumption shall be interpreted for or against a party as a result of the role of such party in the drafting of this Agreement. Sections headings are for convenience only and shall not be used to interpret this Agreement.
(k) Notice. Any notice required or permitted by this Agreement shall be in writing and shall be delivered as follows, with notice deemed given upon receipt or refusal: (i) by overnight courier service; (ii) hand delivery; or (iii) by certified or registered mail, return receipt requested. Notice shall be sent to the addresses set forth below or to such other address as either party may specify in a notice given under this Section 17(k).
If to Licensee:
You On Demand Holdings, Inc.
375 Greenwich Street, Suite 516
New York, New York 10013
Attn: Mr. Xuesong Song
With a copy (which shall not constitute notice or such other communication) to each of:
Cooley LLP
The Grace Building
1114 Avenue of the Americas
New York, New York 10036-7798
Attn: William Haddad
and
Cooley LLP
101 California Street, 5th Floor
San Francisco, California 94111-5800
Attn: Garth Osterman

If to Licensor:
Beijing Sun Seven Stars Culture Development Limited
Eastern Fangzheng Road
Southern Dongying Village
Hancunhe Town
Fangshan District
Beijing City, P.R.C.
Attn: Zhang Jie
With a copy (which shall not constitute notice or such other communication) to:
Shanghai Sun Seven Stars Cultural Development Limited
686 WuZhong Road, Tower D, 9th Floor
Shanghai, China 201103
Attn: Polly Wang
(l) Press Releases. Unless required by law, neither party will, without the prior written approval of the other party, issue any press release or similar announcement relating to the existence or terms of this Agreement.
(m) Counterparts. This Agreement may be executed in counterparts, all of which when taken together shall be deemed to constitute one and the same instrument.
[Signature Page Follows]

IN WITNESS WHEREOF and intending to be legally bound hereby, the parties have executed this Content License Agreement as of the date first set forth above.
LICENSOR:
BEIJING SUN SEVEN STARS CULTURE DEVELOPMENT LIMITED
By:
Name:	Bruno Wu
Title:	Chairman & CEO
LICENSEE:
YOU ON DEMAND HOLDINGS, INC.
By:
Name:
Title:

[SIGNATURE PAGE TO CONTENT LICENSE AGREEMENT]

SCHEDULE A
TITLES

Appendix C
SHARE PURCHASE AGREEMENT
BY AND BETWEEN
TIANJIN ENTERNET NETWORK TECHNOLOGY LIMITED
AND
YOU ON DEMAND HOLDINGS, INC.
DATED AS OF NOVEMBER 23, 2015

SHARE PURCHASE AGREEMENT
THIS SHARE PURCHASE AGREEMENT (this “Agreement”), dated as of November 23, 2015, is entered into by and between TIANJIN ENTERNET NETWORK TECHNOLOGY LIMITED, a P.R.C. company (“Seller”), and YOU ON DEMAND HOLDINGS, INC., a Nevada corporation (“Buyer,” and together with Seller, each a “Party” and, collectively, the “Parties”).
WHEREAS, Buyer is a party to that certain Securities Purchase Agreement, dated as of the date hereof, by and between Beijing Sun Seven Stars Culture Development Limited, a P.R.C. company (“Sun Seven Stars”), and Buyer (the “Securities Purchase Agreement”);
WHEREAS, Buyer is a party to that certain Content License Agreement, dated as of the date hereof, by and between Sun Seven Stars and Buyer (the “License Agreement”); and
WHEREAS, pursuant to the Securities Purchase Agreement, Buyer has agreed to enter into this Agreement, pursuant to which Seller shall sell to Buyer, and Buyer shall purchase from Seller, the Shares, which shall constitute one hundred percent (100%) of the capital stock of a to-be-formed P.R.C. company that will be named Tianjin Sevenstarsflix Network Technology Limited (the “Company”), on the terms and subject to the conditions contained in this Agreement.
NOW, THEREFORE, in consideration of the foregoing, the mutual promises and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and incorporating the above Recitals with and into this Agreement, the Parties hereby agree as follows:
Article I
DEFINITIONS
1.1   Definitions. As used in this Agreement, the following terms have the following meanings:
“Affiliate” of a specified Person means any other Person, which, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with such specified Person. For purposes of this definition, “control” of any Person means possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting capital stock, by contract, or otherwise.
“Agreement” has the meaning provided in the Preamble.
“Alternative Transaction” has the meaning provided in Section 6.2.
“Anti-Corruption Law” means (i) any Law in any country that is related to combating bribery and corruption and (ii) the United States federal Anti-Kickback Statute (42 U.S.C. §1320a-7(b)), the federal False Claims Act (42 U.S.C. §1320a-7b(a)), and any comparable Law of any state or local jurisdiction.
“Applicable Stock Price” means the average closing price of a share of Buyer Stock as reported on NASDAQ for the period of twenty (20) consecutive trading days ending on (and including) the second trading day prior to the Claim Determination Date.
“Business” means the contemplated business objectives of the Company set forth in Exhibit A attached hereto, as well as any other business performed, conducted or proposed to be conducted as of Closing by the Company.
“Business Day” means any day other than: (a) a Saturday or Sunday; or (b) a day on which banks are required or authorized by Law to close in New York, New York.
“Business Net Income” means net income of the Business as performed, conducted or proposed to be conducted as of such time of earning or calculating net income, as recognized in accordance with P.R.C. GAAP as consistently applied by the Company, excluding revenue related to customer-reimbursed expenses.
“Buyer” has the meaning provided in the Preamble.
“Buyer Stock” means a share Buyer’s common stock, $0.001 par value.

“Bylaws” means the bylaws or rules of self-governance (or other similar document) and all amendments thereto adopted by the specified Person, in each case as in full force and effect from time to time.
“Cap” has the meaning provided in Section 8.2(c).
“Charter” means the articles or certificate of incorporation, articles of association (or other documents of formation) and all amendments thereto adopted by the specified Person, in each case as in full force and effect from time to time.
“Claim” means suit, action, investigation, allegation, proceeding, inquiry or other claim or legal or administrative proceeding.
“Claim Determination Date” has the meaning provided in Section 8.5.
“Closing” has the meaning provided in Section 3.1.
“Closing Date” has the meaning provided in Section 3.1.
“Closing Payment” has the meaning provided in Section 2.2(a).
“Code” means the United States federal Internal Revenue Code of 1986, as amended.
“Company” has the meaning provided in the Recitals.
“Company Assets” has the meaning provided in Section 4.7(j).
“Company Benefit Plan” means (a) any employment, change in control, retention, severance or similar contract or arrangement (whether or not written) or any plan, policy, practice, fund, program or contract or arrangement (whether or not written) providing for compensation, bonus, profit-sharing, stock option, or other stock related rights or other forms of incentive or deferred compensation, vacation benefits, fringe benefits, insurance coverage (including any self-insured arrangements), health or medical benefits, disability benefits, worker’s compensation, supplemental unemployment benefits, severance benefits and post-employment or retirement benefits (including compensation, pension, health, medical or life insurance or other benefits), whether written or oral, that is maintained, administered, sponsored or contributed to, by, or required to be contributed by the Company, or with respect to which the Company could otherwise have any liability or obligation, whether direct or indirect, absolute or contingent; and (b) any defined benefit pension plan in respect of which the Company could incur liability whether direct or indirect, absolute or contingent.
“Company Contract” has the meaning provided in Section 4.7(i).
“Company Contractor” has the meaning provided in Section 4.7(f).
“Company Debt” means all of the following, whether issued to, extended to, applicable to, incurred by, or a contractual obligation of, the Company: (a) all obligations for borrowed money or in respect of banker’s acceptances or letters of credit issued or created for the account or benefit of the Company (for clarity, excluding unfunded letters of credit), whether secured or unsecured, whether or not represented by bonds, debentures, notes or other securities, and whether owing to banks, financial institutions or otherwise; (b) all indebtedness of the Company created or arising under any conditional sale or other title retention Contract with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such Contract in the event of default are limited to repossession or sale of such property); (c) all indebtedness of the Company secured by a purchase money mortgage or other lien to secure all or part of the purchase price of the property subject to such mortgage or lien; (d) all obligations under Leases which shall have been or must be, in accordance with P.R.C. GAAP, recorded as capital Leases in respect of which any member of the Company Group is liable as lessee; (e) all obligations under interest rate protection agreements (valued on a market quotation basis); (f) all obligations secured by a perfected lien or non-appealable judgment; (g) all indebtedness or obligations of the types referred to herein of a third Person secured by any Claim on any assets of any member of the Company Group, even though such member of the Company Group has not assumed or otherwise become liable for the payment thereof; (h) any Guaranty of a third Person in connection with any of the foregoing, even though such member of the Company Group has not assumed or otherwise become liable for the payment thereof; (i) all indebtedness to equity or other security holders, including Sellers, payment obligations with respect to stock appreciation rights, phantom stock obligations and similar obligations; (j) indebtedness within the Company Group or any of its Affiliates; and (k) any interest, fees and other expenses owed related to any of the foregoing, including prepayment premiums or penalties, consent fees, or other amounts with respect to such indebtedness becoming due as a result of the Transactions; but excluding Company Transaction Costs.
“Company Employee” has the meaning provided in Section 4.7(e)(i).
“Company Transaction Costs” means all of the unpaid fees, expenses and other similar amounts for the provision of services prior to the Closing that have been or are expected to be incurred on behalf of the Company on or prior to the Closing Date in connection with or arising from the Transactions, and any fees of Seller’s counsel, brokers or finders, accountants, investment bankers and other professional advisors and any fees paid or payable to any Governmental Authority or other Person by or on behalf of Seller or the Company, or any obligations for which Buyer could become liable in any manner resulting from the consummation of the Transactions (other than obligations solely incurred by Buyer in connection with the Transactions).
“Contracts” means understandings, agreements, commitments, obligations, arrangements, indentures, undertakings, deeds, mortgages, options, loans, Leases or licenses, written or oral.
“Direct Claim” has the meaning provided in Section 8.4.
“Disclosure Schedules” has the meaning provided in the introductory paragraph to Article IV.
“Due Date” means the applicable date that a Person is required to file a Tax Return, taking into account all applicable extensions.
“Earn-Out Calculations” has the meaning provided in Section 2.3(b)(i).
“Earn-Out Calculation Delivery Date” has the meaning provided in Section 2.3(b)(i).
“Earn-Out Calculation Objection Notice” has the meaning provided in Section 2.3(b)(ii).
“Earn-Out Calculation Statement” has the meaning provided in Section 2.3(b)(i).
“Earn-Out Disputed Items” has the meaning provided in Section 2.3(b)(iii).
“Earn-Out Homes/Users Passed Threshold” means: for the Earn-Out Year ending December 31, 2016, 50,000,000 Homes/Users Passed; for the Earn-Out Year ending December 31, 2017, 100,000,000 Homes/Users Passed; and for the Earn-Out Year ending December 31, 2018, 150,000,000 Homes/Users Passed.
“Earn-Out Net Income Threshold” means: for the Earn-Out Year ending December 31, 2016, $4,000,000; for the Earn-Out Year ending December 31, 2017, $6,000,000; and for the Earn-Out Year ending December 31, 2018, $8,000,000.
“Earn-Out Shares” has the meaning provided in Section 2.2(b).
“Earn-Out Share Award” means 5,000,000 shares of Buyer Stock.
“Earn-Out Year” means each of the fiscal years of the Company ending on December 31, 2016, 2017, and 2018.
“Enforceability Exceptions” has the meaning provided in Section 4.2.
“Formation Documents” has the meaning provided in Section 4.7(a)(i).
“Fundamental Representations” means the representations and warranties contained in Section 4.1, Section 4.2, Section 4.5, Section 4.6, Sections 4.7(a), (b), (c) and (n), Section 5.1, Section 5.2 and Section 5.5.
“GAAP” means United States generally accepted accounting principles, applied on a consistent basis, as historically applied by a Person; in no event shall any change to GAAP occurring after the date of this Agreement have any application to this Agreement or to any calculations made (or to be made) under this Agreement.

“Governmental Authority” or “Governmental Authorities” means any federal, state, provincial, county, municipal, regional or local government, foreign or domestic, or any political subdivision thereof, and any entity, department, commission, bureau, agency, authority, board, court or other similar body or quasi-governmental body exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or other political subdivision thereof.
“Government Official” shall mean any: (i) officer, employee or other Person acting for or on behalf of any Governmental Authority or public international organization; or (ii) holder of or candidate for public office, political party or official thereof or member of a royal family or (iii) any other Person acting for or on behalf of the foregoing.
“Guaranty” collectively means: (a) any guaranty of the payment or performance of any indebtedness or other obligation of any obligor; (b) any other arrangement whereby credit is extended to one obligor on the basis of any promise or undertaking of another Person, whether that promise or undertaking is expressed in terms of an obligation to pay the indebtedness of such obligor, or to purchase any obligation owed by such obligor, or to purchase or lease assets under circumstances that would enable such obligor to discharge one or more of its obligations, or to maintain the capital, working capital, solvency or general financial condition of such obligor, whether or not such arrangement is disclosed in the balance sheet of such other Person or is referred to in a footnote thereto; and (c) any other arrangement whereby the performance of another Person is assumed.
“Homes/Users Passed” means, for any period of measurement, the number of homes and/or users who have access through service providers to content provided by the Company, as determined and calculated pursuant to and as set forth in Schedule 1 attached hereto.
“ICDR” has the meaning provided in Section 10.1.
“Indemnitees” has the meaning provided in Section 8.1.
“Intellectual Property” means: (a) Marks and rights thereto including, without limitation, registered Marks, applications for Marks and common law Marks; (b) patents, patent applications, patent disclosures and inventions, including continuations, divisional, continuations-in-part, renewals and reissues for any of the foregoing; (c) copyrights (registered or unregistered) and copyrightable works and registrations and applications for the registration thereof; (d) mask works and registrations and applications for registration thereof; (e) inventions, discoveries, processes, trade secrets, know how, methods, designs, drawings specifications, formulations, testing and standard operating procedures, maintenance and servicing manuals, quality control manuals and procedures and other intellectual property rights and intangible property, whether or not patentable, and technology, engineering, drawings, art work, reports, design information and practices, flow charts, diagrams, manuals, descriptive texts and programs, underlying tapes, documentation, and business information maintained in electronic format (the know-how) relating to the foregoing items; (f) computer software, data, data bases and documentation thereof; (g) all rights related to the Intellectual Property described in clauses (a) through (f) of this definition; and (h) all other intellectual and industrial property rights of any sort throughout the world, including all applications, registrations, issuances and the like with respect thereto.
“Internal Revenue Service” or “IRS” means the United States Internal Revenue Service.
“Law” or “Laws” means, at the applicable time, each provision of any then currently existing federal, state, regional, provincial, local or foreign laws, including any statute, standard, ordinance, act, code, order, rule, regulation, constitutional provision, decree, promulgation or common law of any Governmental Authority, and each term of any order, judgment, award or decree then currently existing of any court, arbitrator or tribunal of any Governmental Authority.
“License Agreement” has the meaning provided in the Recitals.
“Liens” means any and all liens, charges, mortgages, pledges, easements, encumbrances, security interests, matrimonial or community interests, tenancy by the entirety Claims, adverse Claims, or any other title defects or restrictions of any kind.
“Loss” or “Losses” has the meaning provided in Section 8.1.

“Mark” means any trademark, service mark, trade dress, trade name, internet website domain name, logo and registered, assumed or fictitious names and all applications and registrations therefor.
“Material Adverse Effect” means any event, change, circumstance or effect that is materially adverse to the business, financial condition, assets, operations, liabilities, results of operations, or prospects of the Company with respect to the Business, excluding, however, any event, change, circumstance or effect resulting or arising solely from: (a) changes in business or economic conditions affecting the P.R.C. or global economy or capital or financial markets generally or changes in conditions in the industries in which the Company operates; (b) national or international political or social conditions, including the engagement by the P.R.C. in hostilities, whether or not pursuant to the declaration of a national emergency or war, or the occurrence of any military or terrorist attack upon the P.R.C., or any of its territories, possessions, or diplomatic or consular offices or upon any military installation, equipment or personnel of the P.R.C.; or (c) financial, banking, or securities markets (including any disruption thereof and any decline in the price of any security or any market index); (d) changes in accounting requirements or Law, or in each case, in the interpretation thereof, after the date hereof  (provided that such changes set out on clauses (a) through (d) above do not affect the Company in a materially disproportionate manner).
“NDA” has the meaning provided in Section 11.15.
“Neutral Arbitrator” has the meaning provided in Section 2.3(b)(iii).
“Party” or “Parties” have the meanings provided in the Preamble.
“Permit” or “Permits” has the meaning provided in Section 4.7(l)(ii).
“Permitted Lien” means (i) statutory Liens for current Taxes not yet due and payable or being contested in good faith by appropriate procedures and for which appropriate reserves have been reflected in the Company’s financial statements in accordance with P.R.C. GAAP; (ii) mechanics, carriers’, workmen’s, repairmen’s or other like Liens arising or incurred in the ordinary course of business; or (iii) easements, rights of way, zoning ordinances and other similar encumbrances affecting real property.
“Person” means an individual, partnership, limited partnership, limited liability partnership, corporation, limited liability company, association, trust, joint venture, unincorporated organization, and any Governmental Authority or other legal entity or organization of any kind.
“Post-Closing Period” means any taxable period beginning after the Closing Date.
“Post-Closing Taxes” means (i) any and all Taxes imposed on any member of the Company Group for any taxable year or period that begins after the Closing Date and, with respect to any Straddle Period, the portion of such Straddle Period beginning after the Closing Date (determined in accordance with Section 7.6(b)); and (ii) all Excluded Taxes; provided, however, that Post-Closing Taxes shall not include any Taxes for which Sellers are liable under this Agreement, including, without limitation, Pre-Closing Taxes.
“P.R.C.” means the People’s Republic of China [and, for the purpose of this Agreement, shall exclude Hong Kong, the Special Administrative Region of Macau, and Taiwan].
“P.R.C. GAAP” means P.R.C. generally accepted accounting principles, applied on a consistent basis, as historically applied by the applicable Person; in no event shall any change to P.R.C. GAAP occurring after the date of this Agreement have any application to this Agreement or to any calculations made (or to be made) under this Agreement.
“Pre-Closing Period” has the meaning provided in Section 6.1.
“Pre-Closing Period Tax Return” means any Tax Return relating to a Pre-Closing Tax Period.
“Pre-Closing Taxes” means, without duplication: (a) any and all Taxes of or imposed on any member of the Company Group for any and all Pre-Closing Tax Periods; (b) any and all Taxes of or imposed on any member of the Company Group for any and all portions of Straddle Periods ending on the Closing Date (determined in accordance with Section 7.6(b)); (c) any and all Taxes of an “affiliated group” (as defined in Section 1504 of the Code) (or affiliated, consolidated, unitary, combined or similar group under applicable state, local or foreign Law) of which any member of the Company Group (or any predecessor of any member of the Company Group) is or was a member on or prior to the Closing Date, including pursuant to

Treasury Regulations Section 1.1502-6 (or any predecessor or successor thereof or any analogous or similar state, local or foreign Law); (d) any and all Transfer Taxes required to be paid by Sellers pursuant to Section 7.1; (e) any and all Taxes of or imposed on Buyer or any of its Affiliates (including any member of the Company Group) as a result of an inclusion under Section 951(a) of the Code (or any similar provision of state or local Law) attributable to (i) “subpart F income,” within the meaning of Section 952 of the Code (or any similar provision of state or local Law) received or accrued on or prior to the Closing Date that is related or attributable to any member of the Company Group or (ii) the holding of  “United States property,” within the meaning of Section 956 of the Code (or any similar provision of state or local Law) on or prior to the Closing Date that is related or attributable to any member of the Company Group, in each case, determined as if the taxable years of the members of the Company Group ended on the Closing Date; and (f) any and all Taxes required to be deducted and withheld with respect to payments made by Buyer to Sellers (or by any member of the Company Group to Sellers) (or in connection with the Transactions, including the exercise of options or payment of stock) pursuant to applicable Tax Laws in connection with the Transactions. Notwithstanding anything to the contrary set forth herein, Pre-Closing Taxes means the amount of Taxes which would have been payable or paid without taking into account any carryback of any Tax attribute (including any net operating loss carryback) arising in any Tax period ending after the Closing.
“Pre-Closing Tax Period” means any taxable period ending on or before the Closing Date.
“Proceeding” means any judicial, administrative or arbitral actions, suits or proceedings (public or private) by or before any Governmental Authority or before any arbitrator, mediator or other alternative dispute resolution provider pursuant to any collective bargaining agreement, contractual agreement or Law, and including any audit or examination, or other administrative or court proceeding with respect to Taxes or Tax Returns.
“Proprietary Information” has the meaning provided in Section 7.15.
“Purchase Price” has the meaning provided in Section 2.2.
“Regulatory Consents and Notices” has the meaning provided in Section 4.4(b).
“Required Consents” has the meaning provided in Section 3.2(f).
“Restricted Period” means a period commencing on the Closing Date and ending the day that is three (3) years following the day upon which Seller no longer owns, directly or indirectly, of record or beneficially, any share of the capital stock or other equity securities of the Company, Buyer or any other Affiliate of Buyer.
“Review Period” has the meaning provided in Section 2.3(b)(ii).
“Rules” has the meaning provided in Section 10.1.
“Securities Purchase Agreement” has the meaning provided in the Recitals.
“Seller” has the meaning provided in the Preamble.
“Shares” means all (100%) of the issued and outstanding share capital of the Company.
“Straddle Period” means any taxable year or period beginning on or before and ending after the Closing Date.
“Straddle Period Tax Return” means any Tax Return relating to a Straddle Period.
“Sun Seven Stars” has the meaning provided in the Recitals.
“Survival Period” has the meaning provided in Section 8.2(a).
“Tax” or “Taxes” means any and all: (a) taxes, charges, withholdings, fees, levies, imposts, duties and governmental fees or other like assessments or charges of any kind whatsoever in the nature of taxes, imposed by any United States federal, state, local or foreign or other Taxing Authority (including those related to income, net income, gross income, receipts, capital, windfall profit, severance, property (real and personal), production, sales, goods and services, use, business and occupation, license, excise, registration, franchise, employment, payroll (including social security contributions), deductions at source, withholding, alternative or add-on minimum, intangibles, ad valorem, transfer, gains, capital gains, stamp, customs, duties, estimated, transaction, title, capital, paid-up capital, profits, premium, value added, recording, inventory and merchandise, business privilege, federal highway use, commercial rent or environmental tax, and any liability under unclaimed property, escheat, or similar Laws); (b) interest, penalties, fines, additions to tax or additional amounts imposed by any Taxing Authority in connection with (i) any item described in clause (a), or (ii) the failure to comply with any requirement imposed with respect to any Tax Return; and (c) liability in respect of any items described in clause (a) and/or (b) payable by reason of contract (including any Tax Sharing Agreement), assumption, transferee, successor or similar liability (including bulk transfer or similar Laws), operation of law (including pursuant to Treasury Regulations Section 1.1502-6 (or any predecessor or successor thereof or any analogous or similar state, local, or foreign Law)) or otherwise.
“Tax Claim Notice” has the meaning set forth in Section 7.7(a).
“Tax Contest” has the meaning set forth in Section 7.7(a).
“Tax Return” means any return, declaration, form, report, Claim, informational return (including all Forms 1099) or statement required to be filed with any Governmental Authority with respect to Taxes, including any schedule or attachment thereto or amendment thereof.
“Tax Sharing Agreement” means any Tax indemnity agreement, Tax sharing agreement, Tax allocation agreement or similar contract or arrangement, whether written or unwritten (including, without limitation, any such agreement, contract or arrangement included in any purchase or sale agreement, merger agreement, joint venture agreement or other document).
“Taxing Authority” or “Tax Authorities” means, with respect to any Tax or Tax Return, any Governmental Authority exercising Tax authority that imposes such Tax or requires a Person to file such Tax Return and the agency (if any) charged with the collection or assessment of such Tax or the administration of such Tax Return, in each case, for such Governmental Authority.
“Third Party Claim” means any Claim which is asserted or threatened by a Person other than the Parties, their successors and permitted assigns against any Indemnitee or to which any Indemnitee is subject.
“Third Party Consents and Notices” has the meaning provided in Section 4.4(b).
“Transactions” means the transactions contemplated by this Agreement, including, for the avoidance of doubt, the purchase and sale of the Shares in accordance with this Agreement and the payment of the Purchase Price, including any Earn-Out Payment.
“Transfer Taxes” has the meaning set forth in Section 7.1.
“Treasury Regulations” means the Treasury Regulations promulgated under the Code, as such Treasury Regulations may be amended from time to time. Any reference herein to a particular provision of the Treasury Regulations means, where appropriate, the corresponding successor provision.
1.2   Interpretation. In this Agreement (unless the context requires otherwise):
(a) All references to statutory provisions shall be construed as meaning and including references to (i) any statutory modification, consolidation or re-enactment made after the date of this Agreement and for the time being in force; (ii) all statutory instruments or orders made pursuant to a statutory provision; and (iii) any statutory provision of which these statutory provisions are a consolidation, re-enactment or modification;
(b) Words denoting the singular shall include the plural and words denoting any gender shall include all genders;
(c) Headings, subheadings, titles, subtitles to Articles, Sections, sub-sections, clauses and paragraphs are for information only, and shall not form part of the operative provisions of this Agreement or the annexures hereto and shall be ignored in construing the same;

(d) References to Recitals, Sections, Articles, clauses, schedules or exhibits are, unless the context otherwise requires, references to Recitals, Sections, Articles, clauses, schedules and exhibits to this Agreement;
(e) The words “include” and “including” are to be construed without limitation;
(f) The terms “hereof,” “herein,” “hereto,” “hereunder,” or similar expressions used in this Agreement mean and refer to this Agreement and not to any particular Section in this Agreement;
(g) All references to Contracts, documents or other instruments include (subject to all relevant approvals) a reference to that Contract, document or instrument as amended, supplemented, substituted, novated, or assigned from time to time;
(h) The word “or” is not exclusive and is deemed to have the meaning “and/or”;
(i) All references to payments in this Agreement shall be payments in U.S. dollars; and
(j) Any capitalized term used but not defined in a schedule to this Agreement shall have the meaning set forth in this Agreement.
1.3   Disclosure Schedules. The Parties acknowledge and agree that any exception to a representation and warranty contained in this Agreement that is disclosed in any section of the Disclosure Schedules under the caption referencing such representation and warranty shall be deemed to also be an exception to each other representation and warranty of the Company contained in this Agreement to the extent that it would be reasonably apparent to Buyer that such exception is applicable to such other representation and warranty.
Article II
SALE, PURCHASE AND PURCHASE PRICE
2.1   Sale and Purchase. Subject to the satisfaction of the conditions precedent set forth in Section 3.2 and Section 3.3, on the Closing Date (a) Seller shall sell, transfer and assign to Buyer (or an Affiliate of Buyer) all of Seller’s right, title and interest in the Shares, in exchange for the payment by Buyer of the Purchase Price, and (b) Buyer (or an Affiliate of Buyer) shall purchase and take delivery of the Shares from Seller. The Shares shall be sold, transferred and delivered to Buyer (or an Affiliate of Buyer) by Seller at the Closing free and clear of any and all Liens.
2.2   Purchase Price. The aggregate purchase price payable by Buyer as consideration for the sale and transfer of the Shares, subject to adjustment and/or withholding as contemplated herein, shall be as follows (the “Purchase Price”):
(a) $100 (the “Closing Payment”) shall be payable to Seller at the Closing by wire transfer of immediately available funds to an account designated by Seller at least two (2) Business Days prior to the Closing; and
(b) up to a maximum of fifteen million (15,000,000) shares of Buyer Stock (the “Earn-Out Shares”), payable in accordance with Section 2.3.

2.3   Earn-Out.
(a)   Earn-Out Thresholds. For each Earn-Out Year with respect to which (i) the number of Homes/Users Passed is greater than or equal to the Earn-Out Homes/Users Passed Threshold, or (ii) the Business Net Income is greater than or equal to the Earn-Out Net Income Threshold, Buyer shall issue to Seller an Earn-Out Share Award. Notwithstanding anything to the contrary in this Agreement, “trial period” type contracts, between the Company and content service providers, that are less than six (6) months in duration shall not be counted toward the Homes/Users Passed.
(b)   Procedures for Determining Satisfaction of Earn-Out Thresholds.
(i) On or before the date which is thirty (30) days following the end of each Earn-Out Year (the “Earn-Out Calculation Delivery Date”), Seller shall prepare and deliver to Buyer a written statement (the “Earn-Out Calculation Statement”), to be reviewed and approved by the Buyer’s Board of Directors, setting forth in reasonable detail its determination of the number of Homes/Users Passed (as determined and calculated pursuant to and as set forth in Schedule 1 attached hereto) and the Business Net Income for the Earn-Out Year for which such Earn-Out Calculation Statement has been prepared (the “Earn-Out Calculations”). Buyer shall provide any and all reasonable assistance to Seller in preparing the calculations.
(ii) Buyer shall have thirty (30) days after receipt of the Earn-Out Calculation Statement (the “Review Period”) to review the Earn-Out Calculation Statement and the Earn-Out Calculations set forth therein. Unless Buyer delivers written notice to Seller setting forth the specific items disputed by Buyer on or prior to the thirtieth (30th) day after the date of the Earn-Out Calculation Statement (delivered in accordance with Section 11.2), Buyer will be deemed to have accepted and agreed to the Earn-Out Calculation Statement and such Earn-Out Calculation Statement (and the calculations contained therein) will be final, binding and conclusive. During the Review Period, Buyer and its accountants and representatives shall have the right to inspect the applicable books and records of the Company and Seller during normal business hours at the Company’s or Seller’s offices, as applicable, upon reasonable prior notice and for purposes related to the determinations of number of Homes/Users Passed and the Business Net Income. Prior to the expiration of the Review Period, Buyer may object to the Earn-Out Calculations set forth in the Earn-Out Calculation Statement by delivering a written notice of objection (an “Earn-Out Calculation Objection Notice”) to Seller. The Earn-Out Calculation Objection Notice shall specify the items in the applicable Earn-Out Calculation disputed by Buyer and shall describe in reasonable detail the basis for such objection, as well as the amount in dispute. Buyer and Seller shall negotiate in good faith to resolve the disputed items and agree upon the resulting number of Homes/Users Passed and the Business Net Income.
(iii) If Buyer and Seller are unable to reach agreement within thirty (30) days after such an Earn-Out Calculation Objection Notice has been given, all unresolved disputed items (the “Earn-Out Disputed Items”) shall be promptly referred to an international independent accounting firm of recognized standing mutually acceptable to Buyer and Seller (the “Neutral Arbitrator”). The Neutral Arbitrator shall act as an arbitrator to determine only the Earn-Out Disputed Items and shall be directed to render a written report (such written report to include a work sheet setting forth all material calculations used in arriving at such determination and to be based solely on information provided to the Neutral Arbitrator by Buyer and Seller) on the unresolved Earn-Out Disputed Items with respect to the applicable Earn-Out Calculation as promptly as practicable, but in no event greater than thirty (30) days after such submission to the Neutral Arbitrator and to resolve only those unresolved disputed items set forth in the Earn Out Calculation Objection Notice. If unresolved disputed items are submitted to the Neutral Arbitrator, Buyer and Seller shall each furnish to the Neutral Arbitrator such work papers, schedules and other documents and information relating to the unresolved disputed items as the Neutral Arbitrator may reasonably request. If any Party fails to submit a supporting brief regarding any Earn-Out Disputed Item submitted to the Neutral Arbitrator within the time set forth above or otherwise fails to give the Neutral Arbitrator access as reasonably requested, then the Neutral Arbitrator shall render a decision based solely on the evidence timely submitted and the access afforded to the Neutral Arbitrator by Buyer and Seller. The Neutral Arbitrator shall resolve the disputed items based solely on the applicable definitions and other terms in this Agreement and the presentations by Buyer and Seller, and not by independent review. In resolving each Earn-Out Disputed Item, the Neutral Arbitrator may not assign a value to any Earn-Out Disputed Item greater than the greatest value for such Earn-Out Disputed Item claimed by any Party or less than the lowest value for such Earn-Out Disputed Item claimed by any Party. The resolution of the dispute and the calculations of the number of Homes/Users Passed and the Business Net Income shall be final and binding on the Parties absent manifest error. All fees and expenses of the Neutral Arbitrator in connection with its work on the disputed items as described in this Section 2.3(b)(iii) shall be allocated between Buyer, on the one hand, and Seller, on the other hand, in the same proportion that the aggregate amount of such disputed items so submitted to the Neutral Arbitrator that is unsuccessfully disputed by each such Party (as finally determined by the Neutral Arbitrator) bears to the total amount of such disputed items so submitted.
(c)   Issuance of Earn-Out Share Award. No later than thirty (30) days following the final determination of the Earn-Out Calculations pursuant to Section 2.3(b) for any Earn-Out Year, if either of the Earn-Out Homes/Users Passed Threshold or the Earn-Out Net Income Threshold has been satisfied for the applicable Earn-Out Year, Buyer shall issue to Seller, or an account or Affiliate designated by Seller, an Earn-Out Share Award.
(d)   Control of the Company Post-Closing. Seller acknowledges that, after the Closing, Buyer, directly or indirectly through an Affiliate, will own and control the Shares and that, after the Closing, Buyer may vote the Shares in such manner as it determines to be in its best interest in connection with the operation of the Company and the Business; provided, however, that Buyer shall not, directly or indirectly, take any action with the intent of  (i) materially and negatively impacting the Business, the number of Homes/Users Passed, or the Business Net Income, or (ii) avoiding or reducing an Earn-Out Share Award.
(e)   Offset. Notwithstanding anything to the contrary herein, the issuance of each Earn-Out Share Aware is subject to Buyer’s offset and reduction rights set forth in Article VIII.
2.4   Withholding. Notwithstanding anything in this Agreement to the contrary, Buyer and each of its Affiliates shall be entitled to deduct and withhold, or cause to be deducted and withheld, from any amounts payable pursuant to this Agreement such amounts as Buyer or any of its Affiliates reasonably determines is required to be deducted and withheld with respect to the making of any such payment under any applicable provision of state, local or foreign Tax Law. To the extent that amounts are so deducted and withheld, such deducted and withheld amounts are to be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made. To the extent Buyer or any of its Affiliates deducts and withholds or causes to be deducted and withheld any such amounts payable pursuant to this Agreement, Buyer and any such Affiliate, as the case may be, shall remit (or cause to be remitted) to the appropriate Taxing Authority all such amounts deducted and withheld or caused to be deducted and withheld.
Article III
CLOSING
3.1   Closing. The closing of the Transactions (the “Closing”) shall take place at the offices of Cooley LLP, The Grace Building, 1114 Avenue of the Americas, New York, New York 10013-7798, at 10:00 a.m., New York time, on the third (3rd) Business Day following the satisfaction or waiver of the conditions set forth in Section 3.2 and Section 3.3 (other than those conditions that by their terms must be satisfied on the Closing Date, or at such place and on such date and time as Buyer and Seller shall mutually agree (such date on which the Closing occurs, the “Closing Date”)). The Closing may be conducted by mail, courier or electronic means.
3.2   Conditions Precedent to Obligations of Buyer. The obligations of Buyer to consummate the Transactions are subject to the satisfaction of the following conditions on or before the Closing Date, unless specifically waived in writing by Buyer prior to the Closing Date:

(a)   Deliverables. Seller shall deliver or cause to be delivered to Buyer the following documents or instruments, which shall be in form and substance reasonably satisfactory to Buyer:
(i) Certificates with respect to the Company issued by the appropriate Governmental Authority of the jurisdiction in which the Company was incorporated or formed and all other jurisdictions in which the Company is qualified to do business, as of a date no more than fifteen (15) days prior to the Closing Date, stating that the Company is in good standing under the Laws of each such jurisdiction;
(ii) A certificate from the corporate Secretary (or similar officer) of the Company dated as of the Closing Date and certifying that correct and complete copies of the Formation Documents are attached thereto;
(iii) A certificate from the corporate Secretary or similar officer of Seller dated as of the Closing Date certifying that the conditions specified in Section 3.2(b) and Section 3.2(c) have been satisfied, which certificate shall be deemed to be a representation and warranty made by Seller to Buyer on the Closing Date for the purpose of inducing Buyer to consummate the Transactions and with knowledge that Buyer is relying on such certificate in determining to consummate the Transactions;
(iv) The original share certificates (or satisfactory replacement certificates) for the Shares, together with validly executed and duly stamped stock powers in favor of Buyer, and an extract of the register of stockholders of the Company setting out the name of Buyer as the holder of the Shares;
(v) Such other instruments, certificates, consents or other documents as are reasonably necessary to carry out the Transactions and to comply with the terms hereof, or as required pursuant to the terms of this Agreement.
(b)   Representations and Warranties. The representations and warranties of Seller contained in Article IV of this Agreement shall (i) have been true and correct on the date of this Agreement and (ii) be (A) in the case of representations and warranties that are qualified by materiality or any similar concept, true and correct and (B) in all other cases, true and correct in all material respects, in each case, on the Closing Date with the same force and effect as though made on and as of the Closing Date (except that those representations and warranties which address matters as of or for a particular date or time period shall remain so true and correct in all material respects only as of such date or for such time period).
(c)   Compliance with Covenants. Seller and the Company shall have duly performed and complied in all material respects with all covenants, agreements and obligations required by this Agreement to be performed or complied with by them on or prior to the Closing.
(d)   Injunctions. No litigation, order, enforcement action or Claim shall be pending or threatened against any Party seeking to enjoin, or to procure damages or fines as a result of, the consummation or the proposed consummation of the Transactions.
(e)   Absence of Change. No fact, event or circumstance shall have occurred which has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(f)   Consents and Approvals. Seller shall have obtained and provided to Buyer all Third Party Consents and Notices and all Regulatory Consents and Notices (the “Required Consents”). All such Required Consents shall be in full force and effect as of the Closing.
(g)   Formation of the Company. Seller shall have provided Buyer with copies of all of the Formation Documents and Buyer shall be satisfied, in its sole discretion, that the Company has been formed and its capital stock issued in compliance with all applicable Laws.
(h)   Company Business. Seller shall have provided Buyer with evidence, including Company Contracts and other documentation, demonstrating to the satisfaction of Buyer in its sole discretion that the Company has Intellectual Property, assets, agreements and other rights sufficient to commence, operate and exploit the Business.

3.3   Conditions Precedent to Obligations of Seller. The obligations of Seller to consummate the Transactions are subject to the satisfaction of the following conditions on or before the Closing Date, unless specifically waived in writing by Seller prior to the Closing Date:
(a)   Deliverables. Buyer shall deliver or cause to be delivered to Seller the following documents or instruments, which shall be in form and substance reasonably satisfactory to Seller:
(i) The Closing Payment, payable as contemplated by Section 2.2;
(ii) A certificate from the corporate Secretary (or similar officer) of Buyer dated as of the Closing Date and certifying that correct and complete copies of the resolutions of the board of directors approving this Agreement and the Transactions; and
(iii) A certificate from the corporate Secretary (or similar officer) of Buyer dated as of the Closing Date and certifying that the conditions specified in Section 3.3(b) and Section 3.3(c) have been satisfied, which certificate shall be deemed to be a representation and warranty made by Buyer to Seller on the Closing Date for the purpose of inducing Seller to consummate the Transactions and with knowledge that Seller is relying on such certificate in determining to consummate the Transactions.
(b)   Representations and Warranties. The representations and warranties of Buyer contained in this Agreement shall be (A) in the case of representations and warranties that are qualified by materiality or any similar concept, true and correct and (B) in all other cases, true and correct in all material respects, in each case, on the Closing Date with the same force and effect as though made on and as of the Closing Date.
(c)   Compliance with Covenants. Buyer shall have duly performed and complied in all material respects with all covenants, agreements and obligations required by this Agreement to be performed or complied with by them on or prior to the Closing.
(d)   Injunctions. No litigation, order, enforcement action or Claim shall be pending or threatened against any Party seeking to enjoin, or to procure damages or fines as a result of, the consummation or the proposed consummation of the Transactions.
Article IV
REPRESENTATIONS AND WARRANTIES OF SELLER
Except as set forth in the Disclosure Schedule delivered by Seller to Buyer prior to the execution and delivery of this Agreement (and updated by Seller as provided herein) (the “Disclosure Schedule”), Seller represents and warrants to Buyer (i) with respect to the representations and warranties set forth in Sections 4.1 through 4.6, as of the date of this Agreement and as of the Closing Date, and (ii) as of the Closing Date with respect to the representations and warranties set forth in Section 4.7, as follows:
4.1   Organization of Seller. Seller is duly organized and validly existing under the Laws of its jurisdiction of incorporation or organization, and has all requisite corporate power and authority to own, lease and operate its assets, and to carry on its business as presently conducted.
4.2   Authorization and Validity. This Agreement constitutes a legal, valid and binding agreement and obligation of Seller, enforceable against Seller in accordance with its terms subject to bankruptcy, insolvency, reorganization, moratorium and similar Laws of general application relating to or affecting creditors’ rights and to general equity principles (the “Enforceability Exceptions”). The execution and delivery of this Agreement by Seller and the consummation by Seller of the Transactions have been duly and validly authorized by all necessary corporate action, and no other corporate proceedings on the part of Seller are necessary to authorize this Agreement or to consummate the Transactions.
4.3   No Governmental Claims or Proceedings. No Claim by any Governmental Authority, or Proceeding initiated by any other Person, is pending or, to the Seller’s Knowledge, has been threatened, against Seller which may affect the validity or enforceability of this Agreement or the Transactions or the ability of Seller to consummate this Agreement or the Transactions.

4.4   Non-Contravention; Consents.
(a) The execution and delivery of this Agreement does not, and the consummation of the Transactions, will not: (i) conflict with or result in a violation, contravention or breach of any of the terms, conditions or provisions of the Charter or the Bylaws of Seller; (ii) violate any Law applicable to Seller; or (iii) subject to obtaining or delivering the Third Party Consents and Notices, conflict with, or result in the breach of, or constitute a default under, or permit or result in the termination, cancellation or acceleration (whether after the giving of notice or the lapse of time or both) of any right or obligation of Seller under, or result in the creation of any Liens upon any of the assets of Seller or the Company under, or result in or constitute a circumstance which, with or without notice or lapse of time or both, would constitute any of the foregoing under, any Contract to which Seller or the Company is a party or by which any of their assets are bound.
(b) Except for: (i) the approvals required to be obtained from, or notices given to, the Governmental Authorities described on Schedule 4.4(b)(i) (the “Regulatory Consents and Notices”); and (ii) the approvals required to be obtained from, or notices given to, the third parties described on Schedule 4.4(b)(ii) (the “Third Party Consents and Notices”), no approval of or notice to any Governmental Authority or other Person is required to be obtained or given by Seller or the Company in connection with the performance of this Agreement and the consummation of the Transactions. No later than five (5) Business Days prior to the Closing Date, Seller shall provide Buyer with updated copies of Schedules 4.4(b)(i) and 4.4(b)(ii) identifying any additional Regulatory Consents and Notices and/or Third Party Consents and Notices that are not set forth in such schedules as of the date hereof, which additional Regulatory Consents and Notices and/or Third Party Consents and Notices shall be included in the Required Consents; provided, however, for the avoidance of doubt, that Seller’s provision of such updated schedules shall be disregarded for the purposes of Section 3.2(b).
4.5   No Broker. None of Seller or the Company has employed or made or entered into any Contract with any broker, finder or similar agent or any other Person or firm in connection with the Transactions which may result in any liability to the Company or Buyer.
4.6   Full Disclosure. No representation or warranty by Seller in this Agreement and no statement contained in the Disclosure Schedules to this Agreement or any certificate or other document furnished or to be furnished to Buyer pursuant to this Agreement contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances in which they are made, not misleading.
4.7   The Company and the Shares.
(a)   Corporate Organization.
(i) The Company is duly organized and validly existing under the Laws of its jurisdiction of incorporation or organization, and has all requisite corporate power and authority to own, lease and operate its assets, and to carry on the Business. The Company is duly qualified or licensed to transact business in each of the jurisdictions where such qualification or licensing is required by reason of the nature or location of the properties and assets owned, leased or operated by it or the Business, except where the failure to be qualified or licensed would not have a Material Adverse Effect. Buyer has been furnished complete and correct copies of  (i) the Charter and Bylaws of the Company, in each case, as amended through the date hereof, and (ii) all other documents filed with any Governmental Authority or other Person pursuant to applicable Law or otherwise in connection with the incorporation or organization of the Company (the documents referred to in clauses (i) and (ii), the “Formation Documents”).
(ii) The statutory books (including all registers and minute books) of the Company have been kept in compliance in all material respects with the requirements of Laws and are up-to-date, and any records of resolutions adopted by the stockholders and the board of directors of the Company Group are included in the statutory books. The statutory books are in the possession (or under the control) of the Company.
(iii) The Company is not in violation or default of any provision of the Formation Documents.

(b)   Capitalization. Seller has delivered to Buyer, no later than five (5) Business Days prior to the Closing Date, a schedule setting forth (i) the authorized share capital of the Company and (ii) the ownership of the issued and outstanding shares of the capital stock of the Company, in each case as of immediately prior to the Closing. There are no authorized or outstanding options, warrants, convertible or exchangeable securities, calls, subscriptions or other rights relating to the capital stock of the Company or obligating the Company to issue, transfer or sell any shares of the capital stock of the Company or options, warrants or convertible or exchangeable securities with respect to any share of capital stock of the Company.
(c)   Title to Shares. Seller is the legal and beneficial owner of the Shares and has good and valid title to the Shares. The Shares represent all (100%) of the issued and outstanding equity securities of the Company. The Shares: (x) have been duly authorized and validly issued by the Company in compliance with all applicable Laws and the Charter and Bylaws of the Company; and (y) are fully paid-up and were not issued in contravention or conflict with any right of first offer or refusal, pre-emptive or other rights. The Shares are owned by Seller free of all Liens and, except for the restrictions contained in the Charter and the Bylaws, or which may be imposed under applicable Law, are free from transfer restrictions.
(d)   Indebtedness; Liabilities. The Company has no Company Debt or liabilities of any kind (whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated and whether due or to become due), except for liabilities under the Company Contracts and liabilities in respect of Company Employees and the Company Benefit Plans.
(e)   Company Employees; Employee Benefit Plans.
(i) Seller has delivered to Buyer, no later than five (5) Business Days prior to the Closing Date, a schedule that accurately sets forth, with respect to each employee of the Company (including any employee of the Company who is on a leave of absence or on layoff status, each, a “Company Employee”): the name of such Company Employee, and the date as of which such Company Employee was originally hired by the Company; such Company Employee’s title; the aggregate dollar amount of the wages, salary, commissions, fringe benefits, bonuses, profit-sharing payments and other payments or benefits of any type that such Company Employee is eligible to receive; such Company Employee’s annualized salary or hourly rate as of Closing Date; each Company Employee Benefit Plan in which such Company Employee participates; the accrued vacation and/or paid time off of such Company Employee as of the Closing Date; and with respect to any Company Employee who is currently on a leave of absence (whether paid or unpaid), the reasons for the leave of absence, the expected return date, if known, and whether reinstatement is guaranteed by Contract or applicable Laws.
(ii) Seller has delivered to Buyer, no later than five (5) Business Days prior to the Closing Date, a schedule that accurately sets forth each Company Benefit Plan.
(f)   Company Contractors. Seller has delivered to Buyer, no later than five (5) Business Days prior to the Closing Date, a schedule that accurately sets forth, with respect to each independent contractor of the Company (each, a “Company Contractor”): the name of such Company Contractor; a brief description of the services such Company Contractor performs for the Company; and the terms of compensation of such Company Contractor.
(g)   Real Property. The Company does not own or lease any real property.
(h)   Company Assets. Seller has delivered to Buyer, no later than no later than five (5) Business Days prior to the Closing Date, a schedule that accurately sets forth: each Contract to which the Company is a party (each, a “Company Contract”); each item of Intellectual Property owned by or licensed to the Company; and each item of tangible personal property owned by or leased to the Company (all of the foregoing, collectively, the “Company Assets”).
(i)   Company Contracts. Seller has delivered to Buyer, no later than no later than five (5) Business Days prior to the Closing Date, a schedule that accurately sets forth: each Contract to which the Company is a party (each, a “Company Contract”). Each Company Contract is in full force and effect and is valid, binding and enforceable in accordance with its terms, subject to the Enforceability Exceptions. Immediately following the Closing, each Company Contract will be in full force and effect, and valid, binding and enforceable on the same terms, subject to the Enforceability Exceptions. Neither the applicable the Company nor, to Seller’s Knowledge, the counterparties to such Company Contracts have committed any material breach of any of the terms and conditions of any Company Contract. The Company Group has received written notice from any third party indicating that it intends to terminate or refuse to renew or extend any of the Company Contracts. No counterparty to a Company Contract has repudiated or, to the Seller’s Knowledge, threatened to repudiate any provision of any Company Contract. The consummation of the Transactions will not adversely affect any Company Contract.
(j)   Company Assets. The Company has good title to, or a valid leasehold interest in or license to, each item of tangible personal property used in the operation of the Business (collectively, the “Company Assets”), in each case, free and clear of any Liens except for Permitted Liens. The Company Assets are fit for the purposes for which they are used or intended to be used in connection with the Business. All of the Company Assets, owned or leased, have been well maintained and are in good operating condition and repair (with the exception of normal wear and tear), and are free from defects other than such defects as would not interfere with the intended use thereof in connection with the provision of the services to be provided by the Company. All of the Company Assets shall be owned by or available for use by the Company immediately after the Closing on terms and conditions identical to those under which such the Company owned or used the Company Assets immediately prior to the Closing. Seller has delivered to Buyer, no later than no later than five (5) Business Days prior to the Closing Date, a schedule that accurately sets forth each Company Asset.
(k)   Intellectual Property.
(i) Seller has delivered to Buyer, no later than no later than five (5) Business Days prior to the Closing Date, a schedule that accurately sets forth: (i) all material software owned or licensed by any the Company (other than shrink wrap, click wrap, and similar commercial off-the-shelf software), indicating as to each, whether it is owned or licensed; (ii) any registration or application for registration of patents, Marks (including internet domain names), and copyrights owned by the Company, and; (iii) any material unregistered Marks owned by the Company. The Company Group has the right to use and license the Company Intellectual Property without payment of additional amounts or consideration other than ongoing royalties or license payments, and the consummation of the Transactions will not result in the loss or material impairment of any of the Company Intellectual Property. There are no pending, and, to Seller’s Knowledge, no person has threatened in writing to initiate any, attachment or disposal proceedings against the Company Intellectual Property and, where the Company Intellectual Property is not owned by the Company, the owner thereof has not threatened in writing to terminate any rights attached to the use of such Company Intellectual Property by the Company. To Seller’s Knowledge, (i) none of the processes employed or the principal products and services contemplated to be provided by the Company infringe, misappropriate, or otherwise violate the Intellectual Property of any other Person, and (ii) none of the Company Intellectual Property is being infringed, misappropriated, or otherwise violated by any other Person or has been disclosed without proper authorization to any other Person.
(ii) The Company Intellectual Property, the use thereof, or the operation of the Business by the Company, does not infringe, misappropriate or otherwise violate any Intellectual Property of others.
(iii) None of the Company, Seller or any of their Affiliates have granted to any other Person any license or right to the commercial use of any of the Company Intellectual Property.
(l)   Compliance with Laws.
(i) The Company is operating and has at all times operated the Business in all material respects in compliance with all applicable Laws. Without limiting the generality of the forgoing, the Company has complied in all material respects with all applicable Laws with respect to the

Company Employees and Company Contractors, the Company Benefit Plans, Intellectual Property, and Taxes. The Company has not received written notice from any Governmental Authority alleging any failure by it to comply with any Laws. There is no outstanding or, to the Seller’s Knowledge, threatened, order, writ, injunction or decree of any Governmental Authority or arbitration tribunal against or involving the Company, the operation of the Business or the Shares.
(ii) The Company owns and validly holds all licenses, authorizations, permissions, permits, certificates, approvals, registrations, accreditations and exemptions required to conduct the Business as presently conducted and to own, operate, or use, as applicable, the Company Assets (collectively, the “Permits” and, individually, a “Permit”). Seller has delivered to Buyer, no later than no later than five (5) Business Days prior to the Closing Date, a schedule that accurately sets forth Permits of the Company. All Permits are valid and subsisting in accordance with their terms and are in full force and effect. The Company is in compliance with all Permits and has not committed any act or omitted to take any action that is likely to cause it to lose the benefit of or jeopardize the renewal of any Permit. There are no Claims pending or, to Seller’s Knowledge, threatened that seek the revocation, cancellation, suspension or any adverse modification of any Permits. The Company has not received any written notice from any Governmental Authority, accrediting body or any other Person regarding (A) any actual, alleged, possible or potential violation of or failure by the Company to comply with any term or requirement of any Permit or (B) any actual, proposed, possible or potential revocation, withdrawal, suspension, cancellation or termination of, or modification to, any Permit. All applications required to have been filed for the renewal of the Permits have been duly filed on a timely basis with the appropriate Governmental Authorities or accrediting bodies, and all other filings required to have been made with respect to such Permits have been duly made on a timely basis with the appropriate Governmental Authorities or accrediting bodies. To Seller’s Knowledge, there is no reasonable basis to expect that any Permits will not be reissued on identical terms as currently existing, if required as a result of the execution of this Agreement and/or the consummation of the Transactions. The Permits collectively constitute all of the Permits necessary to permit the Company to lawfully conduct and operate the Business and to permit the Company to own and use its assets.
(m)   Litigation. No Claim is pending or, to Seller’s Knowledge, threatened against the Company or any of its respective directors or officers or affecting its business, assets, properties or operations as currently conducted and there are no judgments or orders in force or outstanding against the Company, any of its assets or any of its directors or officers; and (ii) the Company has not received any notice of any potential Claim which may affect the validity or legality of this Agreement or the Transactions, or the ability of Seller or the Company to consummate the Transactions and, to Seller’s Knowledge, there are no facts or circumstances that could reasonably be expected to result in Seller or the Company becoming subject to any such Claim.
(n)   Anti-Corruption.
(i) None of the Company, nor any manager, member, director, officer, agent, consultant, employee, distributor or other Person associated with or acting on behalf of the Company (collectively, the “Relevant Persons”) has directly or indirectly (i) violated, taken any act in furtherance of violating or committed any act that could be deemed a violation of any provision of any Anti-Corruption Law, (ii) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity or (iii) offered, promised, provided, gifted, or received, directly or indirectly, anything of value, including any bribe, payment, gift, rebate, payoff, influence payment, kickback, business opportunity, or other remuneration or transfer of value, to any person or entity for the purpose of: (A) improperly influencing or inducing such Person to do or omit to do any act or to make any decision in an official capacity or in violation of a lawful duty; (B) inducing such Person to influence improperly his or her or its employer, public or private, or any Governmental Authority, to affect an act or decision of such employer or Governmental Authority, including to assist any Person in obtaining or retaining business; or (C) obtaining or retaining business, securing any improper advantage for the benefit of the Company, or improperly influencing any entity or person to affect or influence any act or decision in order to assist in securing an advantage for the benefit of the Company. Each Relevant Person has appropriately, and in reasonable detail, accounted for any such payments, whether in the form of disbursements of the Company or requests for reimbursements, that would allow for the accurate description of any payments that are made to a government official and has not taken any steps to hide any transactions that would violate any Law.
(ii) There is no dispute, allegation, request for information, notice of potential liability, or any other action regarding any actual or possible violation by the Company of any Anti-Corruption Law pending or, to Seller’s Knowledge, threatened against the Company, and no Relevant Person has been subject to an inquiry, investigation, reference, notification, proceeding, report, decision, or other legal proceeding with respect to the Company’s compliance with any Anti-Corruption Law.
(iii) None of the Relevant Persons is a Government Official or consultant to any Government Official, and there is no existing family relationship between any Relevant Person and any Government Official.
(iv) The Relevant Persons have not directly or indirectly: (i) circumvented the internal accounting controls of the Company; (ii) falsified any of the books, records or accounts of the Company; or (iii) made false or misleading statements to, or attempted to coerce or fraudulently influence, an accountant in connection with any audit, review or examination of the financial statements of the Company.
Article V
REPRESENTATIONS AND WARRANTIES OF BUYER
Buyer represents and warrants to the Company and Seller, as of the date of this Agreement and as of the Closing Date, as follows:
5.1   Organization and Authority. Buyer is a company duly organized and validly existing under the Laws of its jurisdiction of incorporation or formation and has full corporate or equivalent power and authority necessary to enter into, and perform its obligations under this Agreement and to consummate the Transactions.
5.2   Authorization and Validity. The execution, delivery and performance by Buyer of this Agreement have been duly authorized by all requisite corporate or equivalent actions on the part of Buyer, and this Agreement constitutes a legal, valid and binding agreement and obligation of Buyer, enforceable against it in accordance with its terms subject to the Enforceability Exceptions.
5.3   No Conflict; Consents. The execution and delivery of this Agreement does not, and the consummation of the Transactions, will not: (a) conflict with or result in a violation, contravention or breach of any of the terms, conditions or provisions of the Charter or the Bylaws of Buyer; (b) violate or result in a breach under any Contract, statute, regulation, rule, order, judgment, decree or other legal requirement applicable to Buyer; or (c) require the consent, approval or authorization of any third Person, including any Governmental Authority.
5.4   No Governmental Proceedings or Litigation. No Claim by any Governmental Authority is pending or, to the knowledge of Buyer, has been threatened against Buyer which may affect the validity or enforceability of this Agreement or the Transactions or the ability of Buyer to consummate this Agreement or the Transactions.
5.5   No Broker. Buyer has not employed or made or entered into any Contract with any broker, finder or similar agent or any other Person or firm with respect to the Transactions which may result in any liability to the Company or any Seller.
5.6   No Financing Contingency. Buyer has the financial capability to consummate the Transactions and pay the Purchase Price pursuant to Section 2.2. Buyer understands and agrees that its obligations hereunder are not in any way contingent or otherwise subject to: (a) the consummation of any financing arrangements or obtaining any financing; or (b) the availability of any financing to Buyer or any of its Affiliates.

Article VI
PRE-CLOSING MATTERS
6.1   Conduct of Business Prior to Closing. During the period between the date of this Agreement until the earlier to occur of the termination of this Agreement in accordance with Section 9.1 or the Closing Date (the “Pre-Closing Period”), Seller shall use commercially reasonable efforts to: (i) cause the Company to be formed and capitalized, and the shares of the Company’s capital stock, including the Shares, to be issued, in accordance with all applicable Laws; (ii) maintain the books of account, records and files of the Company in accordance with all applicable Laws; and (iii) inform Buyer in writing of any event or circumstance that has or would reasonably be expected to have, a Material Adverse Effect, or which constitutes a breach of any representation, warranty or covenant set forth herein, promptly, and in any event prior to the Closing Date and within two (2) Business Days after the occurrence of any such event or circumstances to Seller’s Knowledge. During the Pre-Closing Period, except: (x) as specifically contemplated by this Agreement or any documents or instruments executed in connection with the consummation of the Transactions or (y) as provided on Schedule 6.1, the Company shall not, and Seller shall cause the Company not to, absent the prior written consent of Buyer, which may be withheld, conditioned or delayed by Buyer in its sole discretion:
(a) issue or sell any equity securities or debt securities of the Company;
(b) directly or indirectly purchase, redeem or otherwise acquire or dispose of any capital stock of the Company;
(c) split, combine or reclassify any of the outstanding shares or classes of capital stock of the Company;
(d) adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Company;
(e) declare, set aside or pay any dividend or other distribution;
(f) incur, assume or guarantee any Company Debt or make any loans or advances to any Person;
(g) subject any of the Company assets (real, personal or mixed, tangible or intangible) to any Lien, except for Permitted Liens;
(h) permit or allow the sale, lease, transfer, abandonment, cancellation or disposition of any of the Company assets (real, personal or mixed, tangible or intangible, including the Company Intellectual Property);
(i) make any commitments for capital expenditures;
(j) make any amendments to the Charter or Bylaws of the Company;
(k) make any material change in the Company accounting methods or practices, other than as required by P.R.C. GAAP;
(l) enter into any partnership, limited liability company or joint venture agreement;
(m) waive or release any rights of material value, or cancel, compromise, release or assign any material indebtedness owed to the Company;
(n) cancel or terminate any insurance policy naming the Company as a beneficiary or a loss payable payee unless the same shall be replaced with one or more insurance policies providing coverage reasonably comparable in scope and terms and Buyer has been provided with prompt written notice of such cancellation or termination;
(o) enter into any Contract by which the Business or any of the assets or properties of the Company would be bound or affected that restricts in any material respect the operation of the Business or the Company’s assets or properties, from engaging in any line of business in any geographic area or competing with any Person;
(p) enter into, terminate or make any material amendment to any Contract;

(q) compromise, settle, grant any waiver or release relating to, or otherwise adjust, any Claim of the Company or that imposes non-monetary relief;
(r) take or omit to take any action which if taken or omitted prior to the date hereof would constitute a breach of any of the representations or warranties set forth in Article IV of this Agreement;
(s) enter into any labor or collective bargaining agreement or make any commitment or incur any liability to any labor organization relating to its employees;
(t) adopt or authorize any Company Benefit Plan except as may be required by any applicable Law, or: (i) establish or materially increase any benefit under any Company Benefit Plan (except as may be required by any applicable Law); (ii) increase or otherwise change the rate or nature of, or prepay, the compensation (including wages, salaries and bonuses), or severance, that is paid or payable to any employee; (iii) hire any employee; or (iv) enter into, renew or allow the renewal of or entering into, any employment or consulting agreement; or
(u) agree or commit to do any of the foregoing.
6.2   Exclusivity. During the Pre-Closing Period, Seller shall, and shall cause the Company and the respective Affiliates of Seller and the Company to, deal exclusively with Buyer in connection with the proposed Transactions and Seller shall procure that none of Seller, the Company or any of their respective Affiliates shall take or permit any other Person on its behalf to take any action to, directly or indirectly, without the prior written consent of Buyer: (a) solicit, initiate, encourage or otherwise entertain any inquiries, proposals or offers from, any Person (other than Buyer or one of its Affiliates) relating to any transaction or series of related transactions involving (i) a merger, consolidation, share exchange, conversion, recapitalization, refinancing, liquidation or acquisition of the Company, (ii) a sale of any assets of the Company, (iii) a direct or indirect acquisition or purchase of any capital stock or other equity interests of the Company, or (iv) any similar transaction or business combination involving the Company (each of the above, an “Alternative Transaction”); (b) participate in any discussions or negotiations with, provide any information to, or enter into any agreement with any Person (other than Buyer or one of its Affiliates) in connection with an Alternative Transaction; or (c) accept any proposal or offer from any Person (other than Buyer or one of its Affiliates) relating to an Alternative Transaction. Seller will promptly notify Buyer if Seller, the Company or any of their respective Affiliates receives any such inquiries, proposals or offers and provide Buyer with a copy of any written correspondence, proposals or offers.
6.3   Commercially Reasonable Efforts. Subject to the terms and conditions of this Agreement, Seller and the Company, on the one hand, and Buyer, on the other hand, agree to use their commercially reasonable efforts to take or cause to be taken and to do or cause to be done all such actions and things as are necessary under the terms of this Agreement or under applicable Laws, or as may be advisable or reasonably requested by the other Party, as applicable, in order to consummate the Transactions. None of the Company or Seller, on the one hand, and Buyer, on the other hand, shall intentionally perform any act which, if performed, or if omitted to be performed, would prevent or excuse the performance of this Agreement by any Party or which would result in any representation or warranty herein contained of a Party being untrue in any material respect as if originally made on and as of the Closing Date. Without limiting the generality of the foregoing, the Parties agree to take all commercially reasonable actions necessary in order to obtain any consent or approval of any third party, including without limitation, any Governmental Authority, which is required in connection with this Agreement or any of the Transactions, and during the Pre-Closing Period, Seller shall, and shall cause the Company to, shall take all actions and use its commercially reasonable efforts to satisfy the conditions to Closing set forth in Section 3.2.
6.4   Mutual Cooperation. Subject to the following sentence, each of the Parties shall use its commercially reasonable efforts to: (a) cooperate in all respects with each other in connection with any filing or submission with a Governmental Authority in connection with the Transactions and in connection with any investigation or other inquiry by or before a Governmental Authority relating to the Transactions, including any Claim initiated by a private party; and (b) keep the other Party informed in all material respects and on a reasonably timely basis of any material communication received by such Party from, or given by such Party to any Governmental Authority and of any material communication received or given in connection with any Claim by a private party, in each case regarding any of the Transactions. Nothing contained in this Agreement shall require or obligate any Party to divest, restrict, alter or otherwise bind the use, ownership or operation, as applicable, of its businesses, operations, organization or assets.
6.5   Access to Information. Prior to the Closing, Seller and the Company shall and Seller shall cause the Company to, permit Buyer and its representatives to have reasonable access (at reasonable times, on reasonable prior notice and in a manner so as not to interfere with the normal business operations of the Company) to the personnel, properties, books, Contracts and other records and documents of the Company.
Article VII
POST-CLOSING MATTERS
7.1   Transfer Taxes. Seller shall pay all transfer, real property transfer, documentary, sales, use, stamp, duty, recording and similar Taxes (including any penalties, interest and additions to Tax) incurred in connection with this Agreement and the Transactions (together, “Transfer Taxes”). Buyer shall be responsible for preparing and filing all Tax Returns or other applicable documents in connection with all Transfer Taxes, to the extent permitted by applicable Law, provided, however, that Seller and the Company shall cooperate with Buyer in the preparation and filing of all Tax Returns or other applicable documents for or with respect to Transfer Taxes, including timely signing and delivering such Tax Returns, documents, and certificates as may be necessary or appropriate to file such Tax Returns or establish an exemption from (or otherwise reduce) Transfer Taxes. Notwithstanding anything to the contrary contained in this Agreement, “Transfer Taxes” shall not include any Taxes required to be deducted and withheld with respect to payments made by Buyer to Seller (under the Code or Treasury Regulations thereunder or any applicable provision of state, local or foreign Law) in connection with the transactions contemplated by this Agreement (including any P.R.C. withholding Taxes).
7.2   Conduct of Business with Respect to Taxes. During the Pre-Closing Period:
(a) The Company shall not, and Seller shall cause the Company not to, make, revoke or amend any Tax election; change any annual accounting period; adopt or change any method of accounting or reverse any accruals (except as required by a change in Law or P.R.C. GAAP); file any amended Tax Returns; sign or enter into any closing agreement or settlement agreement with respect to any, or compromise any, Claim or assessment of any Tax liability; surrender any right to claim a refund, offset or other reduction in liability; consent to any extension or waiver of the limitations period applicable to any Claim or assessment, in each case, with respect to Taxes; or act or omit to act where such action or omission to act could reasonably be expected to have the effect of increasing any present or future Tax liability or decreasing any present or future Tax benefit for the Company, Buyer or its Affiliates; and
(b) The Company shall, and Seller shall cause the Company to: (i) timely file all Tax Returns required to be filed by it and all such Tax Returns shall be prepared in a manner consistent with past practice and that is reasonably acceptable to Buyer; (ii) timely pay all Taxes due and payable; and (iii) promptly notify Buyer of any income, franchise or similar (or other material) Tax Claim, investigation or audit pending against or with respect to the Company in respect of any Tax matters (or any significant developments with respect to ongoing Tax matters), including material Tax liabilities and material Tax refund claims.
7.3   Cooperation on Tax Matters. Seller and Buyer shall reasonably cooperate, and shall cause their respective Affiliates, officers, employees, agents, auditors and representatives reasonably to cooperate, in preparing and filing all Tax Returns of the Company relating to any Pre-Closing Tax Period or Straddle Period, including maintaining and making available to each other all records necessary in connection with Taxes of the Company relating to any Pre-Closing Tax Period or Straddle Period, and in resolving all disputes and audits with respect to all such Pre-Closing Tax Periods and Straddle Periods in accordance with Section 7.7. Buyer recognizes that Seller may need access, from time to time, after the Closing Date, to certain accounting and Tax records and information held by the Company to the extent such records and information pertain to events occurring on or prior to the Closing Date; therefore, Buyer agrees that from and after the Closing Date, Buyer shall, and shall cause the Company to, retain and maintain such records and information until the later of: (a) six (6) years following the Closing Date; and (b) the applicable statute of limitations with respect to the Tax for which such records or information relate, and allow Seller to inspect, review and make copies of such records and information as Seller reasonably requests from time to time during normal business hours and after appropriate prior notification. Subject to Section 7.7, Buyer will not file, and will cause the Company not to file, any amended Tax Return, Tax election or change in accounting method, in each case, for any Pre-Closing Period of the Company which would cause an increase in Taxes of the Company for any period for which Seller is liable for the payment of Taxes.
7.4   Preparation and Filing of Pre-Closing Period Tax Returns for the Company. Seller shall, at the cost and expense of Seller, prepare, or cause to be prepared all Pre-Closing Period Tax Returns required to be filed by or on behalf of the Company. All such Pre-Closing Period Tax Returns shall be prepared and filed in a manner that is consistent with the prior practice of the Company, except as required by applicable Law. Drafts of all such Pre-Closing Period Tax Returns shall be delivered to Buyer for its review and approval at least thirty (30) days prior to the Due Date of any such Pre-Closing Period Tax Return; provided, however, that such approval shall not be unreasonably withheld, conditioned or delayed. If Buyer disputes any item on such Pre-Closing Period Tax Return, it shall notify Seller (by written notice within fifteen (15) days of receipt of such draft of such Pre-Closing Period Tax Return) of such disputed item (or items) and the basis for its objection. If Buyer does not object by written notice within such period, the amount of Taxes shown to be due and payable on such Pre-Closing Period Tax Return shall be deemed to be accepted and agreed upon, and final and conclusive, for purposes of this Section 7.4. Buyer and Seller shall act in good faith to resolve any dispute prior to the Due Date of any such Pre-Closing Period Tax Return. If Buyer and Seller cannot resolve any disputed item, the item in question shall be resolved by Neutral Arbitrator as promptly as practicable (in accordance with the provisions of this Section 7.4), whose determination shall be final and conclusive for purposes of this Section 7.4. The Neutral Arbitrator shall be instructed to use every reasonable effort to complete their services within thirty (30) days after submission of the dispute to them and in any case, as soon as practicable after such submission. The fees and expenses of the Neutral Arbitrator in connection with its work pursuant to this Section 7.4 shall be allocated between Buyer, on the one hand, and Seller, on the other hand, in the same proportion that the aggregate amount of the disputed item(s) so submitted to the Neutral Arbitrator that is unsuccessfully disputed by each such Party (as finally determined by the Neutral Arbitrator) bears to the total amount of such disputed items so submitted. Seller shall timely file all such Pre-Closing Period Tax Returns; provided, however, if any such Pre-Closing Period Tax Return is filed after the Closing and Seller is not authorized to execute and file such Pre-Closing Period Tax Return by applicable Law, Buyer shall execute and file (or cause to be filed) such Pre-Closing Period Tax Return (as finally determined pursuant to this Section 7.4) with the appropriate Taxing Authority. Seller shall pay all Pre-Closing Taxes due and payable in respect of all Pre-Closing Period Tax Returns of the Company; provided, however, that if any Pre-Closing Period Tax Return is due after the Closing and is to be filed (or caused to be filed) by Buyer, Seller shall pay (in immediately available funds) to Buyer the amount of all Pre-Closing Taxes due and payable with respect of such Pre-Closing Period Tax Return (determined pursuant to this Section 7.4) no later than three (3) Business Days prior to the earlier of the date such Pre-Closing Period Tax Return is filed or the Due Date of such Pre-Closing Period Tax Return, and Buyer shall timely pay the amount of such Pre-Closing Taxes reflected on such Tax Return, provided further, however, that if Seller has disputed any item on such Pre-Closing Period Tax Return or the determination of the Pre-Closing Taxes in accordance with this Section 7.4 and such dispute has not yet been resolved, Seller shall be obligated at such time to pay only so much of such Pre-Closing Taxes as are not in dispute, and upon the resolution of such dispute, Seller shall promptly pay (in immediately available funds) to Buyer any further amount owing in accordance with this Section 7.4. Amounts required to be paid by Seller pursuant to this Section 7.4 that are not paid on or prior to the date specified herein shall accrue interest at the simple rate of 8% per annum until paid in full. In the event that such Pre-Closing Period Tax Return reflects any refund, the provisions of Section 7.8 (Tax Refunds) shall control.
7.5   Preparation and Filing of Straddle Period Tax Returns for the Company. Buyer shall, at its expense, prepare and timely file, or cause to be prepared and timely filed, all Straddle Period Tax Returns required to be filed by the Company. All Straddle Period Tax Returns shall be prepared and filed in a manner that is consistent with the prior practice of the Company, except as required by applicable Law. Buyer shall deliver or cause to be delivered drafts of all Straddle Period Tax Returns to Seller for its review and approval at least thirty (30) days prior to the Due Date of any such Straddle Period Tax Return and shall notify Seller of Buyer’s calculation of Seller’s share of the Taxes of the Company for such Straddle Period (determined in accordance with Section 7.6); provided, however, that such approval by Seller of any such Straddle Period Tax Returns and such calculations of Seller’s share of the Tax liability for such Straddle Period (determined in accordance with Section 7.6) shall not be unreasonably withheld, conditioned or delayed. If Seller disputes any item on such Straddle Period Tax Return, it shall notify Buyer (by written notice within fifteen (15) days of receipt of such Straddle Period Tax Return and calculation) of such disputed item (or items) and the basis for its objection. If Seller does not object by written notice within such period, such draft of such Straddle Period Tax Return and calculation of Seller’s share of the Taxes for such Straddle Period shall be deemed to have been accepted and agreed upon, and final and conclusive, for purposes of this Section 7.5. Buyer and Seller shall negotiate in good faith to resolve any such dispute prior to the Due Date of such Straddle Period Tax Return. If Buyer and Seller cannot resolve any disputed item, the item in question shall be resolved by the Neutral Arbitrator as promptly as practicable (in accordance with the provisions of this Section 7.5), whose determination shall be final and conclusive for purposes of this Section 7.5. The Neutral Arbitrator shall be instructed to use every reasonable effort to complete their services within thirty (30) days after submission of the dispute to them and in any case, as soon as practicable after such submission. The fees and expenses of the Neutral Arbitrator in connection with its work pursuant to this Section 7.5 shall be allocated between Buyer, on the one hand, and Seller, on the other hand, in the same proportion that the aggregate amount of the disputed item(s) so submitted to the Neutral Arbitrator that is unsuccessfully disputed by each such Party (as finally determined by the Neutral Arbitrator) bears to the total amount of such disputed items so submitted. No later than three (3) Business Days prior to the earlier of the date a Straddle Period Tax Return of the Company is filed or the Due Date of such Straddle Period Tax Return, Seller shall pay (in immediately available funds) to Buyer the amount of all Pre-Closing Taxes required to be paid with respect to such Straddle Period Tax Return (determined pursuant to this Section 7.5); provided, however, that if Seller has disputed any item on such Pre-Closing Period Tax Return or the determination of the Pre-Closing Taxes in accordance with this Section 7.5 and such dispute has not yet been resolved, Seller shall be obligated at such time to pay only so much of such Pre-Closing Taxes as are not in dispute, and upon the resolution of such dispute, Seller shall promptly pay (in immediately available funds) to Buyer any further amount owing in accordance with this Section 7.5. Amounts required to be paid by Sellers to Buyer pursuant to this Section 7.5 that are not paid on or prior to the date specified herein shall accrue interest at the simple rate of 8% per annum until paid in full. In the event that such Straddle Period Tax Return reflects any refund, the provisions of Section 7.8 (Refunds) shall control.
7.6   Computation of Tax Liabilities. To the extent permitted or required, the taxable year of the Company that includes the Closing Date shall close as of the end of the Closing Date. Whenever it is necessary to determine the liability for Taxes for a Straddle Period relating to:
(a) Taxes not described in Section 7.6(b) (e.g., Taxes imposed on a periodic basis, such as real property and other ad valorem Taxes), the determination of Taxes of the Company for the portion of the Straddle Period ending on and including the Closing Date shall be deemed to be the amount of such Taxes for the entire Straddle Period multiplied by a fraction, the numerator of which is the number of days in the Straddle Period ending on the Closing Date and the denominator of which is the number of days in the entire Straddle Period; and
(b) (i) Taxes based on the income or receipts for a Straddle Period, (ii) Taxes imposed in connection with any sale or other transfer or assignment of property (including all sales and use Taxes) for a Straddle Period, and (iii) withholding Taxes relating to a Straddle Period, the determination of the Taxes of the Company for the portion of the Straddle Period ending on and including, and the portion of the Straddle Period beginning and ending after, the Closing Date shall be calculated by assuming that the Straddle Period consisted of two (2) taxable periods, one which ended at the close of the Closing Date and the other which began at the beginning of the day following the Closing Date and items of income, gain, deduction, loss or credit of the Company for the Straddle Period shall be allocated between such two (2) taxable years or periods on a “closing of the books basis” by assuming that the books of the Company were closed at the close of the Closing Date; provided, however, that exemptions, allowances or deductions that are calculated on an annual basis (including, but not limited to, depreciation and amortization deductions) will be allocated between the period ending on the Closing Date and the period after the Closing Date in proportion to the number of days in each such period.
7.7   Tax Contests.
(a) Buyer shall deliver a written notice to Seller promptly following any demand, Claim, or notice of commencement of a Claim, proposed adjustment, assessment, audit, examination or other administrative or court Proceeding with respect to Taxes of the Company for which Seller may be liable (“Tax Contest”) and shall describe in reasonable detail (to the extent known by Buyer) the facts constituting the basis for such Tax Contest, the nature of the relief sought, and the amount of the claimed Losses (including Taxes), if any (the “Tax Claim Notice”), provided, however, that the failure or delay to so notify Seller shall not relieve Seller of any obligation or liability that Seller may have to Buyer, except to the extent that Seller demonstrates that Seller is materially and adversely prejudiced thereby.
(b) With respect to Tax Contests for Taxes of the Company for a Pre-Closing Tax Period, Seller may elect to assume and control the defense of such Tax Contest by written notice to Buyer within thirty (30) days after delivery by Buyer to Seller of the Tax Claim Notice. If Seller elects to assume and control the defense of such Tax Contest, Seller: (i) shall bear its own costs and expenses; (ii) shall be entitled to engage its own counsel; and (iii) may (A) pursue or forego any and all administrative appeals, Proceedings, hearings and conferences with any Taxing Authority, (B) either pay the Tax claimed or sue for refund where applicable Law permits such refund suit, or (C) contest, settle or compromise the Tax Contest in any permissible manner; provided, however, that Seller shall not settle or compromise (or take other actions described herein with respect to) any Tax Contest without the prior written consent of Buyer (such consent not to be unreasonably withheld, delayed or conditioned); provided, further, that Seller shall not settle or compromise (or take other actions described herein with respect to) any Tax Contest without the prior written consent of Buyer (which consent may be withheld in the sole discretion of Buyer) if such settlement or compromise would reasonably be expected to adversely affect the Tax liability of Buyer or any of its Affiliates (including the Company) for any Tax period ending after the Closing Date. If Seller elects to assume the defense of any Tax Contest, Seller shall: (x) keep Buyer reasonably informed of all material developments and events relating to such Tax Contest (including promptly forwarding copies to Buyer of any related correspondence, and shall provide Buyer with an opportunity to review and comment on any material correspondence before Seller sends such correspondence to any Taxing Authority); (y) consult with Buyer in connection with the defense or prosecution of any such Tax Contest; and (z) provide such cooperation and information as Buyer shall reasonably request, and Buyer shall have the right, at its expense, to participate in (but not control) the defense of such Tax Contest (including participating in any discussions with the applicable Tax Authorities regarding such Tax Contests).
(c) In connection with any Tax Contest that relates to Taxes of the Company for a Pre-Closing Tax Period that: (i) Seller does not timely elect to control pursuant to Section 7.7(b); or (ii) Seller fails to diligently defend, such Tax Contest shall be controlled by Buyer (and Seller shall reimburse Buyer for all reasonable costs and expenses incurred by Buyer relating to a Tax Contest described in this Section 7.7(c)) and Seller agrees to cooperate with Buyer in pursuing such Tax Contest. In connection with any Tax Contest that is described in this Section 7.7(c) and controlled by Buyer, Buyer shall: (x) keep Seller informed of all material developments and events relating to such Tax Contest (including promptly forwarding copies to Seller of any related correspondence and shall provide Seller with an opportunity to review and comment on any material correspondence before Buyer sends such correspondence to any Taxing Authority); (y) consult with Seller in connection with the defense or prosecution of any such Tax Contest; and (z) provide such cooperation and information as Seller shall reasonably request, and, at his own cost and expense, Seller shall have the right to participate in (but not control) the defense of such Tax Contest (including participating in any discussions with the applicable Tax Authorities regarding such Tax Contests).
(d) In connection with any Tax Contest for Taxes of the Company for any Straddle Period, such Tax Contest shall be controlled by Buyer; provided, that Buyer shall not settle or compromise (or take such other actions described herein with respect to) any Tax Contest without the prior written consent of Seller, with such consent not to be unreasonably withheld, conditioned or delayed. Buyer shall: (x) keep Seller informed of all material developments and events relating to such Tax Contest (including promptly forwarding copies to Seller of any related correspondence and shall provide Seller with an opportunity to review and comment on any material correspondence before Buyer sends such correspondence to any Taxing Authority); (y) consult with Seller in connection with the defense or prosecution of any such Tax Contest; and (z) provide such cooperation and information as Seller shall reasonably request, and, at its own cost and expense, Seller shall have the right to participate in (but not control) the defense of such Tax Contest (including participating in any discussions with the applicable Tax Authorities regarding such Tax Contests).
(e) Notwithstanding anything to the contrary contained in this Agreement, the procedures for all Tax Contests shall be governed exclusively by this Section 7.7 (and not Section 8.3).
7.8   Tax Refunds. Buyer may, at its option, cause the Company to elect, where permitted by applicable Law, to carry forward or carry back any Tax attribute carryover that would, absent such election, be carried back to a Pre-Closing Tax Period or Straddle Period. Buyer shall promptly notify Seller of and pay (or cause to be paid) to Seller: (a) any refund of Taxes paid by the Company for any Pre-Closing Tax Period actually received by the Company; or (b) a portion of any refund of Taxes paid by the Company for any Straddle Period (such portion to be allocated consistent with the principles set forth in Section 7.8 hereof) actually received by the Company, in each case, net of any Tax liabilities or increase in Tax liabilities imposed on Buyer or the Company (or any Affiliate thereof) resulting from such refund; provided, however, that Seller shall not be entitled to any refund to the extent such refund relates to a carryback of a Tax attribute from any period ending after the Closing Date. Buyer shall pay (or cause to be paid) the amounts described in the second sentence of this Section 7.8 within thirty (30) days after the actual receipt of the Tax refund giving rise to Buyer’s obligation to make payment hereunder with respect thereto. At the request of Seller, Buyer shall reasonably cooperate with Seller in obtaining any such refunds for which Seller is entitled pursuant to this Section 7.8, including through the filing of amended Tax Returns or refund claims as prepared by Seller, at the expense of Seller; provided, however, that any such amended Tax Return shall be prepared by Seller, Seller shall deliver or cause to be delivered drafts of any such amended Tax Return to Buyer for its review prior to the time such amended Tax Return may be filed and any such amended Tax Return shall be subject to the consent of Buyer, which consent shall not be unreasonably withheld, conditioned or delayed; and provided, further, that Buyer shall not be required to cooperate with Seller in obtaining such refunds (or, notwithstanding anything to the contrary contained herein, consent to the filing of such amended Tax Return) if such refund could reasonably be expected to adversely affect Buyer or the Company (or any Affiliate thereof) in any Straddle Period or Post-Closing Period.
7.9   Adjustments to Purchase Price in Connection With Taxes. Buyer and Seller agree to treat any amounts payable after the Closing by Seller to Buyer (or by Buyer to Seller) pursuant to this Agreement as an adjustment to the Purchase Price, unless a final determination by the appropriate Taxing Authority or court causes any such payment not to be treated as an adjustment to the Purchase Price for Tax purposes.
7.10   Payments in Connection with Taxes. Notwithstanding anything to the contrary contained in this Agreement (but subject to this Article VII), payment by Seller of any amount due related or attributable to Taxes or Tax Returns pursuant to this Agreement shall be made within five (5) Business Days following written notice by Buyer that payment of such amounts to the appropriate Taxing Authority is due (or, in connection with this Agreement, is required to be paid by Seller to Buyer or are the responsibility of Seller in whole or in part); provided, however, that Seller shall not be required to make any payment earlier than three (3) Business Days before it is due (without regard to any extensions for filing the applicable Tax Return) to the appropriate Taxing Authority. Amounts required to be paid by Seller for Taxes, or otherwise, that are not paid on or prior to the date specified herein shall accrue interest at the simple rate of 8% per annum until paid in full.
7.11   Non-Compete.
(a) Seller hereby acknowledges that (i) in addition to disposing of Seller’s ownership interest in the Shares as set forth in this Agreement, Seller is selling all the goodwill of the Company associated with or attributable to the Shares, (ii) Seller has contributed to the development of the goodwill of the

Company, and (iii) the Parties have agreed upon the Purchase Price to specifically include and reflect such sale of goodwill. In consideration of the sale of Seller’s ownership in the Shares, including the sale of all goodwill, Seller agrees that, during the Restricted Period, Seller shall not, and shall cause its affiliates where Seller owns more than a 51% controlling interest in, not to, without the express written consent of Buyer, anywhere within mainland China, compete directly with the products or services sold or offered by the Company. Notwithstanding the restrictions set forth above, nothing herein shall prohibit Seller or any of its Affiliates from making investments in the ordinary course of business in the securities of any Person that are listed on any national stock exchange or NASDAQ.
7.12   Non-Solicitation. Seller agrees that, during the Restricted Period, Seller shall not, and shall cause its Affiliates not to, directly or indirectly, (i) solicit any employee of the Company or any of its controlled Affiliates for employment, or solicit, suggest, induce or encourage any employee of the Company or any of its controlled Affiliates to seek employment or business opportunities other than with the Company or its Affiliates, or (ii) solicit, induce or attempt to induce any customer, consultant, independent contractor, vendor, supplier, or partner of the Company or any of its controlled Affiliates to terminate, diminish, or materially alter in a manner harmful to the Company or any of its controlled Affiliates its relationship or their relationships with the Company or any of its controlled Affiliates.
7.13   Further Assurances. From and after the Closing, as and when required by any Party, each Party will execute and deliver, or cause to be executed and delivered, all such documents and instruments and will take, or cause to be taken, at the requesting Party’s expense, all such further or other actions, as such other Party may reasonably deem necessary or desirable to consummate the Transactions.
7.14   Reserved.
7.15   Proprietary Information. From and after the Closing, Seller shall not disclose or make use of (except to pursue rights under this Agreement), and shall cause all of its Affiliates not to disclose or make use of, any knowledge, information or documents of a confidential or proprietary nature or not generally known to the public with respect to the Business, Buyer or any of its Affiliates (including the Company following the Closing) or the businesses of any of the foregoing (including the financial information, technical information or data relating to the Company’s products and services and the names of customers of the Company, as well as filings and testimony (if any) presented in the course of any proceeding pursuant to Article X and any award and the tribunal’s reasons therefor relating to the same) (such knowledge, information or documents, “Proprietary Information”); provided, however, that the term “Proprietary Information” does not include information that (a) was, is or becomes public knowledge other than through improper disclosure by Seller or an Affiliate of Seller, or (b) is lawfully acquired by Seller or an Affiliate of Seller from and after the Closing from sources which are not prohibited from disclosing such information by a legal, contractual or fiduciary obligation. Seller and its Affiliates may disclose Proprietary Information as requested or required by (y) any applicable Law or (z) oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process; provided, however, that (i) Seller shall give prompt notice of such requirement to Buyer, (ii) Seller or its Affiliates, as applicable, shall disclose only such portion of the Proprietary Information as it is advised by counsel is required to be disclosed, and (iii) if available, Seller or its Affiliates, as applicable, will use its reasonable best efforts to obtain reasonable assurance that confidential treatment will be accorded such disclosed Proprietary Information.
Article VIII
INDEMNIFICATION
8.1   Indemnification by Seller. Subject to the limitations set forth in this Article VIII, Seller hereby agrees to hold harmless and reimburse Buyer and its successors and assigns and each of the foregoing’s stockholders, officers, directors, employees and agents (collectively, the “Indemnitees”) from and against any and every Claim, action, loss, liability, damage, cost, expense (including reasonable attorneys’ fees), deficiency, penalty, award, judgment, fine, Taxes, notice of violation, notice of liability or charge and any Claims in respect thereof  (including amounts paid in settlement and reasonable costs of investigation and legal fees and expenses) (collectively, “Losses”), Indemnitees incur or sustain that are based upon, related to, result from or arise out of:

(a) any breach or inaccuracy of any representation or warranty of Seller or the Company contained in Article IV of this Agreement;
(b) any breach of, or failure to perform or observe, any covenant, agreement or obligation to be performed by the Company (to the extent to be performed prior to the Closing) or Seller pursuant to this Agreement;
(c) any Pre-Closing Taxes; and
(d) any Company Transaction Costs that are not paid in full prior to the Closing.
8.2   Limitations on Liability.
(a)   Survival. The representations and warranties contained in Article IV of this Agreement shall survive the Closing for the twenty-four (24) month period following the Closing (the “Survival Period”), provided, however, that (i) the Fundamental Representations shall survive and continue indefinitely, (ii) no such limitation will apply in the event that the applicable breach is the result of fraud or intentional misrepresentation and (iii) if written notice of a Claim for Losses based upon breach of an applicable representation or warranty has been given to Seller prior to the expiration of the Survival Period, then the applicable representation(s) and/or warranty(ies) shall survive as to such Claim until such Claim has been fully resolved. The Parties hereto specifically and unambiguously intend that the survival periods that are set forth in this Section 8.2(a) (other than with respect to clause (i) above), for the representations and warranties contained herein shall replace any statute of limitations for such representations or warranties that would otherwise be applicable. Any covenant or agreement contained herein to be performed prior to or after the Closing shall survive the Closing indefinitely.
(b)   Reserved.
(c)   Seller’s Cap. Notwithstanding anything to the contrary in this Article VIII, the total aggregate monetary liability of Seller under this Article VIII shall not exceed the value of the aggregate number of Earn-Out Shares received by Seller pursuant to Section 2.4 as determined using the Applicable Stock Price (the “Cap”); provided, however, that the Cap shall not apply to limit any Losses arising out of fraud or intentional misrepresentations.
(d)   Duty to Mitigate. Each Indemnitee shall take, and cause its Affiliates to take, all commercially reasonable steps to mitigate any Loss upon becoming aware of any event or circumstance that would be reasonably expected to, or does, give rise thereto.
(e)   Exclusive Remedy. Subject to the provisions regarding specific performance set forth in Section 11.8, the remedies set forth in this Article VIII shall be the sole and exclusive remedies of the Parties with respect to this Agreement or any other document required to be delivered hereby or the Transactions contemplated hereby or thereby; provided, however, that in the event of a termination of this Agreement, or if the Closing does not otherwise occur, the Parties reserve all rights and remedies as a result of any breach of this Agreement, except as otherwise provided in this Agreement.
8.3   Third Party Claims.
(a) In the event that any Third Party Claim is asserted or commenced against a Indemnitee with respect to which such Indemnitee is entitled to indemnification under this Section 8.3, the Indemnitee shall: (A) promptly notify Seller of its existence, setting forth in writing with reasonable specificity the facts and circumstances of which such Indemnitee received notice; and (B) specify the basis hereunder upon which the Indemnitee’s Claim for indemnification is asserted.
(b) Except as herein provided, the Indemnitee shall not, and Seller shall, have the right to contest, defend, litigate or settle such Third Party Claim, if the defense of a Third Party Claim is so tendered and within thirty (30) days thereafter Seller accepts such tender and acknowledges in writing without qualification its indemnification obligation hereunder, subject only to the limitations on indemnification set forth in this Agreement, including Section 8.2. The Indemnitee shall have the right to be represented by counsel at its own expense in any such contest, defense, litigation or settlement conducted by the Indemnitor. Seller shall lose its right to contest, defend, litigate and settle the Third

Party Claim if it shall fail to diligently contest the Third Party Claim. So long as Seller has not lost its right to contest, defend, litigate and settle as herein provided, Seller shall have the right to contest, defend and litigate the Third Party Claim and shall have the right to enter into any settlement of any Third Party Claim; provided, that such settlement includes an unconditional written release from all liability in respect of such Third Party Claim; provided, further, that Seller may not enter into any settlement of any Third Party Claim without the prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed) of the Indemnitee if pursuant to or as a result of such settlement: (A) injunctive or other equitable relief would be imposed against the Indemnitee; (B) such settlement would or could reasonably be expected to lead to any liability or create any financial or other obligation on the part of the Indemnitee; or (C) such settlement would adversely affect the conduct of the Business. Seller shall not be entitled to assume control of a Third Party Claim and shall pay the reasonable fees and expenses of counsel retained by the Indemnitee if: (X) the Third Party Claim relates to or arises in connection with any criminal proceeding, action, indictment or allegation; (Y) the Third Party Claim seeks injunctive or other equitable relief, or Buyer reasonably believes that the Third Party Claim, if adversely determined, would impair in any respect the financial condition, business, operations, reputation or prospects of Buyer, the Indemnitee, or the Company; or (Z) the interests of the Indemnitee in the Third Party Claim is or can reasonably be expected to be adverse to the interests of Seller. If the Indemnitee has assumed control of the defense of a Third Party Claim pursuant to the foregoing sentence, it shall not agree to any settlement without the consent of Seller (which consent shall not be unreasonably withheld, conditioned or delayed), provided that Seller has acknowledged in writing without qualification its indemnification obligation hereunder, subject only to the limitations on indemnification set forth in this Agreement, including Section 8.2. Subject to any applicable limitations set forth in Section 8.2, all expenses (including attorneys’ fees) incurred by the Indemnitor in connection with the foregoing shall be paid by Seller. If an Indemnitee is entitled to indemnification against a Third Party Claim, and Seller fails to accept a tender of the defense of a Third Party Claim pursuant to this Section 8.3(b), or if, in accordance with the foregoing, Seller shall lose its right to contest, defend, litigate and settle such a Third Party Claim, the Indemnitee shall have the right, without prejudice to its right of indemnification hereunder, in its discretion exercised in reasonable good faith and upon the advice of counsel, to contest, defend and litigate such Third Party Claim, and may settle such Third Party Claim, either before or after the initiation of litigation, at such time and upon such terms as the Indemnitee deems fair and reasonable. If, pursuant to the preceding sentence, the Indemnitee so contests, defends, litigates or settles a Third Party Claim for which it is entitled to indemnification hereunder, the Indemnitee shall be reimbursed by Seller for the reasonable attorneys’ fees and other expenses of contesting, defending, litigating and settling the Third Party Claim which are incurred from time to time, promptly following the presentation to Seller of itemized bills for such attorneys’ fees and other expenses, subject, however, to any applicable limitations set forth in Section 8.2. Seller and any Indemnitee shall reasonably cooperate with one another in the contest, defense or litigation of any Third Party Claim.
(c) Notwithstanding anything to the contrary contained in this Agreement, the procedures for all Tax Contests shall be governed exclusively by Section 7.7 and not this Section 8.3.
8.4   Direct Claims. Any claim by an Indemnitee on account of a Loss which does not result from a Third Party Claim (a “Direct Claim”) shall be asserted by the Indemnitee giving the Seller written notice thereof. Such notice by the Indemnitee shall describe the Direct Claim in reasonable detail, shall include copies of all material written evidence thereof and shall indicate the estimated amount, if reasonably practicable, of the Loss that has been or may be sustained by the Indemnitee. Seller shall have fifteen (15) days after Seller’s receipt of such notice to respond in writing to such Direct Claim. During such fifteen (15)-day period, the Indemnitee shall allow Seller and its professional advisors to investigate the matter or circumstance alleged to give rise to the Direct Claim, and whether and to what extent any amount is payable in respect of the Direct Claim and the Indemnitee shall assist Seller’s investigation by giving such information and assistance (including access to the Company’s premises and personnel and the right to examine and copy any accounts, documents or records) as Seller or any of its professional advisors may reasonably request. If Seller does not so respond within such fifteen (15)-day period, Seller shall be deemed to have acknowledged and agreed that the applicable Indemnitee is entitled to indemnification hereunder in respect of such Direct Claim.

8.5   Satisfaction of Indemnification Claims. If Seller shall acknowledge and agree in writing, or it is finally determined pursuant to the dispute resolution procedures set forth in Article X hereof, that an Indemnitee is entitled to indemnification hereunder in respect of Losses incurred by such Indemnitee (the date of such acknowledgement and agreement or determination, the “Claim Determination Date”), Seller shall make payment in respect of such Losses within five (5) days following the Claim Determination Date by delivering to such Indemnitee that number of shares of Buyer Stock equal in value to the amount of the Losses to be indemnified hereunder. At the option of Buyer, the indemnifiable Losses of any Indemnitee may be satisfied by Buyer withholding from any future Earn-Out Share Award to which Seller is entitled that number of Earn-Out Shares equal in value to the amount of the indemnifiable Losses of such Indemnitee. For purposes of calculating the number of shares of Buyer Stock necessary to satisfy the Losses of an Indemnitee as described in this Section 8.5, each share of Buyer Stock shall be valued using the Applicable Stock Price.
8.6   Treatment of Indemnification Payments. For all purposes hereunder, any indemnification payments made pursuant to this Article VIII of this Agreement shall, to the extent permitted by applicable Law, be treated as an adjustment to the Purchase Price.
Article IX
TERMINATION
9.1   Termination. This Agreement may be terminated at any time prior to the Closing as follows:
(a) By the mutual written consent of Buyer and Seller;
(b) Automatically upon the termination of the Securities Purchase Agreement;
(c) By Seller (if none of Seller or the Company are then in breach of any material term of this Agreement), if Buyer shall: (i) fail to perform in any material respect its agreements contained in this Agreement required to be performed on or prior to the Closing Date; or (ii) materially breaches any of its representations, warranties or covenants contained in this Agreement, which failure or breach is not cured within twenty (20) days after Seller has notified Buyer in writing of his intent to terminate this Agreement pursuant to this Section 9.1(c);
(d) By Seller, upon written notice to Buyer, if the Closing has not occurred on or before January 31, 2016 for any reason other than delay or nonperformance of Seller or the Company;
(e) By Buyer (if Buyer is not then in breach of any material term of this Agreement), if Seller or the Company shall: (i) fail to perform in any material respect any of its agreements contained in this Agreement required to be performed on or prior to the Closing Date; or (ii) materially breach any of its representations, warranties or covenants contained in this Agreement, which failure or breach is not cured within twenty (20) days after Buyer has notified Seller in writing of Buyer’s intent to terminate this Agreement pursuant to this Section 9.1(e);
(f) By Buyer, upon written notice to Seller, if the Closing has not occurred on or before January 31, 2016 for any reason other than delay or nonperformance of Buyer; or
(g) By Seller, on the one hand, or by Buyer, on the other hand, if there shall be any final, non-appealable, order, writ, injunction or decree of any Governmental Authority of competent jurisdiction binding on Seller or the Company, or on Buyer, which prohibits or restrains such other Person from consummating the Transactions.
9.2   Effect on Obligations. In the event of the termination of this Agreement pursuant to Section 9.1, no Party will have any liability under this Agreement to any other Party, except: (a) that nothing herein shall relieve any Party from any liability for any breach of any of the representations, warranties, covenants and agreements set forth in this Agreement; (b) the provisions of Article X and Article XI shall survive such termination; and (c) Buyer, on the one hand, and Seller and the Company, on the other hand, shall be required to continue to comply with the obligations set forth in the NDA pursuant to Section 11.15.
Article X
DISPUTE RESOLUTION
All disputes arising under this Agreement or any other document referenced in this Agreement, except as provided in Section 2.3, Section 7.4 and Section 7.5, shall be settled in accordance with this Article X;

provided, however, that nothing in this Article X shall preclude any Party from seeking injunctive relief in a court of competent jurisdiction in accordance with Section 11.8 hereof.
10.1   Arbitration. The Parties will make a good faith effort to resolve any dispute, controversy or Claim arising out of or relating to this Agreement amongst themselves for a period of thirty (30) days. If the Parties are unable to reach a mutually acceptable resolution of such dispute, controversy or Claim within such thirty (30)-day period, the matter shall be submitted to and settled by binding arbitration administered by the International Centre for Dispute Resolution (“ICDR”) in accordance with its International Arbitration Rules (the “Rules”). If ICDR is unable or unwilling to arbitrate the matter, the matter shall be settled by arbitration conducted in accordance with the Center for Public Resources Rules for Non-administered Arbitration of Business Disputes before a neutral advisor selected by the Center for Public Resources from its National CPR Panel. The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. §§ 1-16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The number or arbitrators shall be one (1). The place of arbitration shall be in the New York, New York. The language of the arbitration shall be English.
10.2   Good Faith. The parties covenant and agree that they will participate in any such arbitration in good faith. This Section 10.2 applies equally to requests for temporary, preliminary or permanent injunctive relief, and shall not be deemed to be waived by any action by any Party to seek temporary or preliminary injunctive relief by court proceedings.
10.3   Procedure. In connection with any arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party thereto and any third-party witnesses. In addition, each party may take up to three depositions as of right, and the arbitrator may in its discretion allow additional depositions upon good cause shown by the moving party. However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each party shall provide to the other, no later than seven (7) Business Days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witness or expert. The arbitrator’s decision and award shall be made and delivered within forty-five (45) days of the selection of the arbitrator. The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability. The arbitrator shall have the right to require one party to such arbitration to bear all or a portion of the expenses of the other party(ies) to the arbitration.
10.4   Consent to Jurisdiction. Each of the Parties (i) hereby irrevocably submits to the jurisdiction of the state courts in the State of Delaware, any United States District Court of competent jurisdiction and any foreign court of competent jurisdiction for the purpose of enforcing the award or decision in any arbitration proceeding pursuant to Section 10.1 or in any action seeking injunctive relief, and (ii) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any Claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution (except as protected by applicable law), that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each of the parties hereto hereby consents to service of process by registered mail pursuant to the notice provisions in Section 11.2. Each of the parties hereto agrees that its submission to jurisdiction and its consent to service of process by mail are made for the express benefit of the other parties hereto. Final judgment against any Party in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction.
Article XI
MISCELLANEOUS
11.1   Costs. Regardless of whether the Transactions are consummated, except as otherwise provided in this Agreement, each Party shall be responsible for, and shall bear, its own costs and expenses (including any broker’s or finder’s fees) incurred in connection with this Agreement and the Transactions.

11.2   Notices. Any notice or other communication required or which may be given hereunder shall be ineffective unless given in writing and shall be deemed duly given: (a) when delivered in person; (b) when transmitted via electronic mail if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid); (c) when transmitted via telecopy (or other facsimile device) to the number set out below if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid); (d) the day following the date (except if not a Business Day, then the next Business Day) on which the same has been delivered with charges prepaid to a reputable national overnight air courier service; or (e) the third (3rd) Business Day following the day on which the same is mailed by certified (with the sender’s receipt postmarked by a postal employee), registered (in either case, with a copy by ordinary first class mail) or express mail, postage prepaid. All notices or other communications shall be given to the intended recipient as follows:
If to Seller:
Tianjin Enternet Network Technology Limited
Room 305-54, 3rd Floor, D Building
Integrated Services Area, Tianjin Development Zone (South Port Industrial Zone)
Tianjin City, P.R.C.
Attn: Zhang Jie
Email: Jie.Zhang@sunsevenstars.com
With a copy (which shall not constitute notice or such other communication) to:
Shanghai Sun Seven Stars Cultural Development Limited
686 WuZhong Road, Tower D, 9th Floor
Shanghai, China 201103
Attn: Polly Wang
Email: Polly.wang@sunsevenstars.com
If to Buyer:
You On Demand Holdings, Inc.
375 Greenwich Street, Suite 516
New York, New York 10013
Attn: Xuesong Song
Email: Song@cmmobi.com
Fax No.: 86+10-8586-2775
With a copy (which shall not constitute notice or such other communication) to each of:
Cooley LLP
The Grace Building
1114 Avenue of the Americas
New York, New York 10036-7798
Attn: William Haddad
Email: whaddad@cooley.com
Fax No.: (212) 479-6275
and
Cooley LLP
101 California Street, 5th Floor
San Francisco, California 94111-5800
Attn: Garth Osterman
Email: gosterman@cooley.com
Fax No.: (415) 693-2222
The designation of the person to be so notified or the address of such person for the purposes of such notice may be changed from time to time by notice hereunder.

11.3   Entire Agreement. This Agreement, together with the Disclosure Schedules and any Contract, certificate, instrument, or other document contemplated by this Agreement, constitutes the entire agreement among the Parties concerning the subject matter hereof and supersedes any and all prior written agreements and any and all prior or contemporaneous oral agreements or understandings relating to the subject matter hereof. All negotiations between the Parties are superseded by the documents set forth in the first sentence of this Section 11.3, and there are no representations, warranties, promises, understandings or agreements, oral or written, as to either of the Parties or the Company in relation to the subject matter hereof between the Parties other than those expressly set forth or expressly incorporated herein.
11.4   Waivers and Amendments. Except as otherwise provided herein, this Agreement may not be amended, modified, superseded, canceled, renewed or extended, nor may any term or condition hereof be waived, except by a written instrument or document, which states that it is amending, modifying, superseding, cancelling, renewing, extending, or waiving a term or condition of, this Agreement, as the case may be, signed by Buyer and Seller or, in the case of a waiver, signed by the Party sought to be charged therewith. No waiver by any Party of the breach of any provision hereof shall be deemed to constitute a waiver of any continuing or subsequent breach of such provision or any other provision hereof. No failure or delay by any Party in exercising any right, power, privilege or remedy hereunder will operate as a waiver thereof. The rights and remedies expressly granted hereunder shall be cumulative with respect to, and shall not be deemed to exclude, any other rights and remedies to which any Party shall be entitled at Law or in equity.
11.5   Binding Effect; Assignment. Except as provided below, this Agreement and all of the terms and provisions hereof shall be binding upon, and shall inure to the benefit of and be enforceable by, the Parties and their respective successors, assigns, heirs, executors, administrators and personal representatives, except that no assignment of all or any part of this Agreement or any right or obligation hereunder may be assigned by any Party without the prior written consent of other Party (which consent may be withheld in the sole discretion of such other Party), and any attempted assignment without such consent shall be void and of no force or effect. Notwithstanding the foregoing, Buyer may assign its rights and obligations hereunder to any Affiliate without the prior approval of Seller.
11.6   Reserved.
11.7   Governing Law. This Agreement shall be construed in accordance with and governed by the internal Laws of the State of Delaware without giving effect to any choice or conflict of Law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of Laws of any jurisdiction other than those of the State of Delaware.
11.8   Specific Performance. Each of the Parties acknowledges and agrees that the other Party would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the Parties agrees that the other Party will be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions of this Agreement in any action instituted in any court having jurisdiction over the Parties and the matter, in addition to any other remedy to which they may be entitled, at Law or in equity. Each Party agrees to waive the defense that a remedy at law would be adequate in any action for specific performance under this Section 11.8.
11.9   Waiver of Jury Trial. EACH OF THE PARTIES WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, VERBAL OR WRITTEN STATEMENT, OR ACTION OF ANY PARTY.
11.10   Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event of an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the Parties and no presumption or burden of proof will arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement.
11.11   Agreement Severable. This Agreement shall be deemed to be severable, so that if the application of any provision (or any portion thereof) hereof to any Person or circumstances shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, all remaining provisions hereof shall continue to remain valid and in full force and effect in accordance with their terms, so long as the economic and legal substance of the Transactions is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order that the Transactions are consummated as originally contemplated to the greatest extent possible.
11.12   Counterparts. This Agreement may be executed and delivered in counterparts (and delivered by facsimile, electronic mail or other electronic exchange), each of which shall be deemed to be an original as against any Party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall be binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of both of the Parties reflected on this Agreement as the signatories.
11.13   No Third Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any Person other than the Parties, the Indemnitees and their respective heirs, representatives, successors and permitted assigns.
11.14   Public Announcements. None of Buyer, the Company, or Seller (or any of their respective Affiliates) shall make any public announcement or communication or issue any circular in connection with the existence or the subject matter of this Agreement without the prior written approval of all the other Parties (such approval not to be unreasonably withheld, conditioned or delayed). The restriction in this Section 11.14 shall not apply to the extent that the public announcement, communication or circular is required by Law, by any stock exchange or any regulatory or supervisory body or authority of competent jurisdiction to which the Party is subject or submits, whether or not the requirement has the force of law. If this exception applies, the Party making the public announcement or communication or issuing the circular shall use its reasonable efforts to consult with the other parties in advance as to its form, content and timing.
11.15   Confidentiality. That certain Confidentiality and Non-Disclosure Agreement, dated as of August 14, 2015, by and between Seven Stars Media and Entertainment Company and Buyer (the “NDA”) is incorporated herein by reference and shall remain in full force and effect until the earlier of: (a) the Closing; or (b) the date on which the NDA is terminated or expires in accordance with its terms.
[SIGNATURES APPEAR ON FOLLOWING PAGE]

IN WITNESS WHEREOF and intending to be legally bound hereby, the Parties have executed this Share Purchase Agreement as of the date first set forth above.
SELLER:
TIANJIN ENTERNET NETWORK TECHNOLOGY LIMITED
By:	/s/ Bruno Wu
Name:	Bruno Wu
Title:	Chairman

BUYER:
YOU ON DEMAND HOLDINGS, INC.
By:	/s/ Shane McMahon
Name:	Shane McMahon
Title:	Chairman
[Signature Page to Share Purchase Agreement]

SCHEDULE 1
HOMES/USERS PASSED
1.
MSO / Cable Digital TV Network: content (including, but not limited to: single films, TV series, programs, channel, etc) included in the basic package or value-added paid package (including value-added package on top of basic package) of local MSO carriers. Homes/Users Passed calculation is based on the number of basic package users plus the number of value-added package subscribers. Homes/Users Passed calculation shall be based on data provided by the MSOs.

2.
IPTV (including but not limited to: the three major telecom carriers, dedicated IPTV, dedicated OTT and controlled public OTT integrated into user systems of telecom carriers, etc): content (including but not limited: to single films, TV series, programs, channels, etc) included in basic package or value-added paid package (including value-added package on top of basic package) of IPTV carriers, either directly or through 3rd party providers. Homes/Users Passed calculation is based on the number of basic package users plus the number of value-added package subscribers. Homes/Users Passed calculation shall be based on data provided by the IPTV carriers and service providers.

3.
Smart TV / Internet TV (including, but not limited to “Home Entertainment Equipment”, such as: independently sold public OTT set-top boxes, game machines, other home entertainment equipment connected with integrated public OTT platforms, etc): content (including but not limited: to single films, TV series, programs, channels, etc) bundled with the Home Entertainment Equipment, or accessible via an APP pre-installed or downloaded onto the Home Entertainment Equipment. Homes/Users Passed will be determined by the number Home Entertainment Equipment units shipped plus the number of times the APP is downloaded. Homes/Users Passed calculation shall be based on data provided by the respective platforms.

4.
Mobile (including but not limited to: handset-makers pre-installed APPs, APP downloads, and mobile video platforms of the three major telecom carriers): contents (including but not limited: to single films, TV series, programs, channels, etc) included in basic package or value-added paid package (including value-added package on top of basic package) of:

a)
For dedicated video platforms of three major telecom carriers: Homes/Users Passed calculation is based on the number of basic package users plus the number of value-added package subscribers of mobile video platforms of the carriers. Homes/Users Passed calculation shall be based on data provided by the mobile video platforms of the telecom carriers.

b)
For handset-makers pre-installed APPs and public APP downloads: Homes/Users Passed will be determined by the number units shipped plus the number of times the APP is downloaded. Homes/Users Passed number calculation shall be based on data provided by the handset-makers and APP providers.

5.
OTT - Paying users of Video Websites: content (including, but not limited to: single films, TV series, programs, channels, etc.) included in basic package or value-added paid package (including value-added package on top of basic package) of paid services provided by partner video websites. Homes/Users Passed calculation is based on number of basic package users plus value-added package subscribers. Homes/Users Passed calculation shall be based on data provided by the video websites.

EXHIBIT A
Company Objectives
•
The Company’s intends to become a new generation leader in pay media in operating a state of the art pay content virtual network operator (VNO).

•
The Company intends the prioritize building business values centering around the content Virtual Network Operator (VNO) with content cloud, ubiquitous distribution and consumer data management and service.

•
The Company intends to develop distribution access to all of China’s cable TV networks, telecom, OTT and mobile platforms.

•
The Company intends to offer a branded pay content service delivered to consumers ubiquitously through all of its platform partners, tracks and shares consumer payments and other behavior data, operates a customer management and data based services and develops mobile social TV based costumer management ecosystem.

•
Through its shareholder and strategic partner Chang Yuan Guo Xun, who is the exclusive digital copy right registration agent authorized by the National Copy Right Bureau, a division of State Administration of Radio, Film and Television, the Company intends to provide exclusive digital copyright registration service for video content, offer a digital rights management (DRM) enabled third party content delivery service with access to all media platform operators.

•
The Company also intends to form partnerships with hundreds of content providers and to develop the capability to provide premium content in film, television, game and video e-commerce content.

•
The Company also intends to expand its unique VNO service outside of mainland China in the near future.

Appendix D
VOTING AGREEMENT
This VOTING AGREEMENT (this “Agreement”), dated as of November 23, 2015, is made by and between YOU On Demand Holdings, Inc., a Nevada corporation (“YOD”), and the undersigned stockholder (the “Stockholder”) of YOD. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Transaction Agreements (as defined herein).
WHEREAS, as of the date hereof, the Stockholder owns (beneficially or of record) and is entitled to vote the number of shares of common stock, $0.01 par value per share (“Common Stock”), Series A Preferred Stock (“Series A Stock”) or Series E Preferred Stock (“Series E Stock”, collectively with the Common Stock, Series A Stock and the Series E Stock, the “Securities”), of YOD set forth opposite the Stockholder’s name on Schedule A (all such shares set forth on Schedule A, together with any Securities of YOD that are hereafter issued to or otherwise acquired or owned (beneficially or of record) by the Stockholder prior to the termination of this Agreement being referred to herein as the “Subject Shares”); and
WHEREAS, YOD has entered into that certain (i) Securities Purchase Agreement, by and between, YOD and Beijing Sun Seven Stars Culture Development Limited, a PRC Company (“SSS”), dated as of November 23, 2015 (as it may be amended pursuant to the terms thereof, the “Pipe Purchase Agreement”) pursuant to which, among other things, YOD will issue to SSS, and SSS will purchase from YOD, Common Stock of YOD in exchange for cash and, upon closing of the transactions and entry into the Content License agreement contemplated thereby, certain intellectual property and (ii) that certain Share Purchase Agreement, by and between Tianjin Enternet Network Technology Limited, a PRC Company (“Tianjin”), and YOD (the “Earnout Purchase Agreement”, together with the Pipe Purchase Agreement, the “Transaction Agreements”) pursuant to which, among other things, YOD will issue to Tianjin Common Stock in exchange for the achievement of certain earnout thresholds as set forth in the Earnout Purchase Agreements; and
NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:
ARTICLE I
VOTING AGREEMENT; GRANT OF PROXY; OTHER COVENANTS
The Stockholder hereby covenants and agrees that during the term of this Agreement:
1.1.   Voting of Subject Shares. At every meeting of the holders of Common Stock of YOD and at any adjournment, recess or postponement thereof, the Stockholder shall, or shall cause the holder of record on any applicable record date to, be present (in person or by proxy) and to vote or cause to be voted the Stockholder’s Subject Shares (a) in favor of  (i) the authorization of the issuance of shares as contemplated by the Transaction Agreements, (ii) the approval of any proposal to adjourn or postpone the meeting to a later date, if there are not sufficient votes for the authorization of the issuance of shares as contemplated by the Transaction Agreements on the date on which such meeting is held and (iii) any other matter necessary or advisable to consummate the issuance of the shares as contemplated by the Transaction Agreements that are considered and voted upon by the YOD Stockholders; and (b) against (i) any agreement, amendment of any agreement, or any other action that is intended or could reasonably be expected to prevent or impede the transactions contemplated by the Transaction Agreements, other than those specifically contemplated by this Agreement or the Transaction Agreements.
1.2.   No Inconsistent Arrangements. Except as provided hereunder, the Stockholder shall not, directly or indirectly, (a) create any lien or restriction other than restrictions imposed by Applicable Law on any Subject Shares, (b) sell or assign or dispose of  (collectively, “Transfer”), (c) grant or permit the grant of any proxy, power of attorney with respect to the Subject Shares, (d) deposit or permit the deposit of the Subject Shares into a voting trust with respect to the Subject Shares. Notwithstanding the foregoing, the Stockholder may make Transfers of Subject Shares by will, operation of law, Transfers for estate planning purposes or Transfers for charitable purposes or as charitable gifts or donations, in which case the Subject Shares shall continue to be bound by this Agreement and provided that each transferee agrees in writing to be bound by the terms and conditions of this Agreement.
1.3.   Documentation and Information. The Stockholder shall permit and hereby authorizes YOD to publish and disclose in all documents and schedules filed with the SEC, and any press release or other disclosure document that YOD or Buyer reasonably determines to be necessary or advisable in connection with the transactions contemplated by the Transaction Agreements, the Stockholder’s identity and ownership of the Subject Shares and the nature of the Stockholder’s commitments and obligations under this Agreement. The Stockholder shall not make any public announcement regarding this Agreement and the transactions contemplated hereby without the prior written consent of YOD, except as may be required by applicable Law (provided that reasonable notice of any such disclosure will be provided to YOD).
ARTICLE II
MISCELLANEOUS
2.1.   Notices. All notices and other communications hereunder shall be in writing and shall be deemed given (a) on the date of delivery if delivered personally; (b) on the date of transmission if sent via facsimile transmission, and automatic, electronic confirmation of delivery is received after completion of transmission; (c) on the date after delivery by a reputable nationally recognized overnight courier service or (d) three days after being mailed by registered or certified mail (return receipt requested), if to YOD, SSS or Tianjin, in accordance with the provisions of the Transaction Agreements and if to the Stockholder, to the Stockholder’s address or facsimile number set forth on the signature page hereto (or at such other address or facsimile number for a party as shall be specified by like notice).
2.2.   Termination. This Agreement shall terminate automatically, without any notice or other action by any Person, upon the earlier of  (a) the termination of the Transaction Agreements in accordance with theirs terms and (b) the closing of the transactions contemplated by the Transaction Agreements. Upon termination of this Agreement, neither party shall have any further obligations or liabilities under this Agreement; provided, however, that (x) nothing set forth in this Section 2.2 shall relieve either party from liability for any breach of this Agreement prior to termination hereof, and (y) the provisions of this Article II shall survive any termination of this Agreement.
2.3.   Governing Law; Venue. This Agreement, and all claims or causes of action (whether at Law, in contract or in tort or otherwise) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance hereof, shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed entirely within the State of New York, without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. With respect to any action or claim arising out of or relating to this Agreement, the parties hereto hereby expressly and irrevocably (a) agree and consent to be subject to the exclusive jurisdiction of the United States District Court located in the State of New York (and in the absence of Federal jurisdiction, the parties consent to be subject to the exclusive jurisdiction of the state courts located in the State of New York), (b) agree not to bring any action related to this Agreement in any other court (except to enforce the judgment of such courts), (c) agree not to object to venue in such courts or to claim that such forum is inconvenient and (d) agree that notice or the service of process in any proceeding shall be properly served or delivered if delivered in the manner contemplated by Section 2.1. Final judgment by such courts shall be conclusive and may be enforced in any manner permitted by Applicable Law. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT.
2.4.   Counterparts. The parties may execute this Agreement in one or more counterparts, each of which will be deemed an original and all of which, when taken together, will be deemed to constitute one and the same agreement. Any signature page hereto delivered by facsimile machine or by e-mail (including in portable document format (pdf), as a joint photographic experts group (jpg) file, or otherwise) shall be binding to the same extent as an original signature page, with regard to any agreement subject to the terms hereof or any amendment thereto and may be used in lieu of the original signatures for all purposes. Each party that delivers such a signature page agrees to later deliver an original counterpart to the other party if requested.
2.5.   Capacity as Stockholder. The Stockholder signs this Agreement solely in the Stockholder’s capacity as a Stockholder of YOD, and not in the Stockholder’s capacity as a director, officer or employee of YOD or any of its subsidiaries or in the Stockholder’s capacity as a trustee or fiduciary of any employee benefit plan or trust. Notwithstanding anything herein to the contrary, nothing herein shall in any way restrict a director or officer of YOD in the exercise of his or her fiduciary duties as a director or officer of YOD or in his or her capacity as a trustee or fiduciary of any employee benefit plan or trust or prevent or be construed to create any obligation on the part of any director or officer of YOD or any trustee or fiduciary of any employee benefit plan or trust from taking any action in his or her capacity as such director, officer, trustee or fiduciary.
(SIGNATURE PAGE FOLLOWS)

IN WITNESS WHEREOF, the parties hereto have caused this Voting Agreement to be duly executed as of the date first written above.
YOU ON DEMAND HOLDINGS, INC.
By:	/s/ Shane McMahon
Name:	Shane McMahon
Title:	Chairman
[Signature Page to Voting Agreement]

STOCKHOLDER:
IF STOCKHOLDER IS AN INDIVIDUAL:
By:
Print Name:
IF STOCKHOLDER IS AN ENTITY:
Print Name of Entity:	C Media Group Limited
By:	/s/ Xuesong Song
Name:	Xuesong Song
Title:	Chairmand and CEO
Address:
CN11 Legend Town
No. 1 Balizhuangdongli, Chaoyang District
Beijing, China
Facsimile No.: (+86) 81 6550 3113
[Signature Page to Voting Agreement]

STOCKHOLDER:
IF STOCKHOLDER IS AN INDIVIDUAL:
By:	/s/ Shane McMahon
Print Name: Shane McMahon
IF STOCKHOLDER IS AN ENTITY:
Print Name of Entity:
By:
Name:
Title:
Address:

Facsimile No.: (_____) - ______ - ________
[Signature Page to Voting Agreement]

STOCKHOLDER:
IF STOCKHOLDER IS AN INDIVIDUAL:
By:	/s/ Xuechu He
Print Name: Xuechu Hu
IF STOCKHOLDER IS AN ENTITY:
Print Name of Entity:
By:
Name:
Title:
Address:

Facsimile No.: (_____) - ______ - ________
[Signature Page to Voting Agreement]

STOCKHOLDER:
IF STOCKHOLDER IS AN INDIVIDUAL:
By:
Print Name:
IF STOCKHOLDER IS AN ENTITY:
Print Name of Entity:	Best Ease Holdings Ltd.
By:	/s/ Xiuzhen Lin
Name:	Xiuzhen Lin
Title:	Sole Director & Shareholder
Address:

Facsimile No.: (_____) - ______ - ________
[Signature Page to Voting Agreement]

STOCKHOLDER:
IF STOCKHOLDER IS AN INDIVIDUAL:
By:	/s/ Teng Zhou
Print Name: Teng Zhou
IF STOCKHOLDER IS AN ENTITY:
Print Name of Entity:
By:
Name:
Title:
Address:

Facsimile No.: (_____) - ______ - ________
[Signature Page to Voting Agreement]

STOCKHOLDER:
IF STOCKHOLDER IS AN INDIVIDUAL:
By:
Print Name:
IF STOCKHOLDER IS AN ENTITY:
Print Name of Entity:	Venture Link Assets Ltd.
By:	/s/ Teng Zhou
Name:	Teng Zhou
Title:	Director
Address:

Facsimile No.: (_____) - ______ - ________
[Signature Page to Voting Agreement]

STOCKHOLDER:
IF STOCKHOLDER IS AN INDIVIDUAL:
By:
Print Name:
IF STOCKHOLDER IS AN ENTITY:
Print Name of Entity:	Fresh Reward Development Ltd.
By:	/s/ Cong Yan Xue
Name:	Cong Yan Xue
Title:	Director
Address:

Facsimile No.: (_____) - ______ - ________
[Signature Page to Voting Agreement]

Schedule A
Name of Stockholder	No. Shares and Corresponding Percent of Shares Outstanding1	Restrictions on Voting Power

YOU On Demand Holdings, Inc.
Proxy Card
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 21, 2015.
The stockholder(s) whose signature(s) appear(s) on the reverse side of this proxy form hereby appoint(s) Xuesong Song and Grace He or either of them as proxies, with full power of substitution, and hereby authorize(s) them to represent and vote all shares of common stock, Series A preferred stock and Series E preferred stock of You On Demand Holdings, Inc. which the stockholder(s) would be entitled to vote on all matters which may come before the Annual Meeting of Stockholders to be held at Office Park, Tower A, Suite 2603, 10 Jintong West Road, Chaoyang District, Beijing 100020, China, or at any adjournment thereof. The proxies shall vote subject to the directions indicated on the reverse side of this card and the proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting and any adjournments or postponements thereof. The proxies will vote as the Board of Directors recommends where a choice is not specified. Stockholders of record at the close of business on November 24, 2015, the record date, are entitled to notice of and to vote at the annual meeting and any adjournment thereof.
Please complete, sign, date and mail this proxy form in the accompanying envelope as soon as possible even if you intend to be present at the meeting. You may also grant your Proxy via the Internet by following the instructions on below on this Proxy Card.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIAL
FOR THE ANNUAL MEETING TO BE HELD ON DECEMBER 21, 2015
The Notice of Meeting, Proxy Statement, Proxy Card and Annual Report are available on the internet at: www.proxyvote.com
VOTE BY INTERNET
It is fast, convenient, and your vote is immediately confirmed and posted.
Proxy ID: (TOL INSERTS) Authorization Code: (TOL INSERTS)
Instructions for voting electronically:
1. Read the accompanying Proxy Statement and Proxy Card.
2. Go to www.proxyvote.com
3. Enter your Control Number
4. Press Continue
5. Make your selections
6. Press Vote Now
Our Board recommends that the Company’s stockholders vote FOR the election of the nominees listed in Proposal 1(a) and Proposal 1(b) and FOR Proposals 2 and 3.

PROPOSAL 1a:   ELECTION OF DIRECTORS (to be elected by the holders of the Company’s Common Stock, Series A Preferred Stock and Series E Preferred Stock, voting together as a single class).
Shane McMahon	James S. Cassano
Arthur Wong	Jin Shi
☐ FOR the nominees listed above.
☐ FOR the nominees listed above EXCEPT:
☐ WITHHOLD AUTHORITY to vote for all nominees listed above.

PROPOSAL 1b:   ELECTION OF DIRECTORS (to be elected by the holders of the Company’s Series E Preferred Stock, voting as a separate class).
Xuesong Song
☐ FOR the nominee listed above.
☐ FOR the nominee listed above EXCEPT:
☐ WITHHOLD AUTHORITY to vote for the nominee listed above.
PROPOSAL 2:   APPROVAL OF THE ISSUANCE OF 4,545,454 SHARES OF OUR COMMON STOCK FOR A PURCHASE PRICE OF $2.20 PER SHARE, 2-YEAR WARRANTS TO ACQUIRE AN ADDITIONAL 1,818,182 SHARES OF OUR COMMON STOCK, AT AN EXERCISE PRICE OF $2.75 PER SHARE, AND 9,208,860 SHARES OF OUR COMMON STOCK, TO BEIJING SUN SEVEN STARS CULTURE DEVELOPMENT LIMITED, A PRC COMPANY (“SSS”), AND THE ISSUANCE OF UP TO 15,000,000 SHARES OF OUR COMMON STOCK (5,000,000 SHARES OF OUR COMMON STOCK FOR EACH OF 2016, 2017 AND 2018) TO TIANJIN ENTERNET NETWORK TECHNOLOGY LIMITED, A PRC COMPANY, AN AFFILIATE OF SSS, AND THE POTENTIAL CHANGE IN CONTROL OF THE COMPANY THAT COULD RESULT DUE TO SUCH ISSUANCES.
☐ FOR    ☐ AGAINST    ☐ ABSTAIN
PROPOSAL 3:   RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
Ratification of the appointment of KPMG Huazhen (Special General Partnership) as our independent registered public accounting firm for the fiscal year ending December 31, 2015.
☐ FOR    ☐ AGAINST    ☐ ABSTAIN
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR PROPOSALS 1 THROUGH 3.

Signature
Date:
Print Name:

Signature if held jointly
Date:
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Please sign exactly as your name(s) appear on Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

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